UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Gordon M. Shone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-2168

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

Discussion of Fund performance

By Grantham, Mayo, Van Otterloo & Co. LLC (GMO)

The U.S. market fell significantly during the 12-month period ended February 28, 2009, with a large portion of the pain coming in the later half of 2008 and the first months of 2009. With the escalation of financial sector turmoil and increasing spillover into the broader economy, the equity markets had brief spells of resistance, but in the end were unable to avoid the malaise. For the period in full the Russell 2500 Value Index finished at –43.69%. Consumer staples was the best-performing sector in the benchmark while energy was the worst.

“The U.S. market fell significantly
during the 12-month period ended
February 28, 2009, with a large
portion of the pain coming in the
later half of 2008 and the first
months of 2009.”

For the 12 months ended February, 28, 2009, John Hancock Value Opportunities Fund’s Class A shares returned –39.79% at net asset value. By comparison, the Russell 2500 Value Index returned –43.69% and the average mid-cap value fund returned –44.15%, according to Morningstar, Inc. Sector selection detracted from relative returns while stock selection added. Sector weightings adding to relative returns included an overweight in health care, while sector weightings detracting from relative returns included an underweight in utilities. Stock selections in financials and consumer discretionary added to relative returns, while picks in utilities detracted. Individual names adding to returns versus the benchmark included overweight positions in Philadelphia Consolidated Holdings, Inc., which we sold when it was taken over by Tokio Marine; Advance Auto Parts, Inc.; and Dollar Tree, Inc. Both an overweight position in Patterson-UTI Energy and an underweight position in Wisconsin Energy detracted from relative returns.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Value Opportunities Fund | Annual report

A look at performance

For the period ended February 28, 2009

		Average annual returns (%)				Cumulative total returns (%)
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	6-12-06	–42.78	—	—	–21.29	–42.78	—	—	–47.90

B	6-12-06	–43.18	—	—	–21.19	–43.18	—	—	–47.73

C	6-12-06	–40.76	—	—	–20.33	–40.76	—	—	–46.15

I1	6-12-06	–39.48	—	—	–19.45	–39.48	—	—	–44.51

R1[1]	6-12-06	–39.84	—	—	–19.94	–39.84	—	—	–45.42

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R1 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until June 30, 2009. The net expenses are as follows: Class A — 1.39%, Class B — 2.09%, Class C — 2.09%, Class I — 0.99% and Class R1 — 1.49%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.04%, Class B — 6.82%, Class C — 3.88%, Class I — 8.80% and Class R1 — 15.22%. The Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

Performance is calculated with an opening price (prior day’s close) on the inception date.

1 For certain types of investors, as described in the Fund’s Class I and Class R1 share prospectuses.

Annual report | Value Opportunities Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Value Opportunities Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Russell 2500 Value Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B	6-12-06	$5,379	$5,227	$5,536

C2	6-12-06	5,385	5,385	5,536

I3	6-12-06	5,549	5,549	5,536

R1[3]	6-12-06	5,458	5,458	5,536

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R1 shares, respectively, as of February 28, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 2500 Value Index is an unmanaged index containing those securities in the Russell 2500 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors, as described in the Fund’s Class I and Class R1 share prospectuses.

8	Value Opportunities Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on September 1, 2008 with the same investment held until February 28, 2009.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$588.90	$5.48

Class B	1,000.00	586.30	8.22

Class C	1,000.00	586.60	8.22

Class I	1,000.00	589.90	3.90

Class R1	1,000.00	588.00	5.87

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Value Opportunities Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on September 1, 2008, with the same investment held until February 28, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$1,017.90	$6.95

Class B	1,000.00	1,014.40	10.44

Class C	1,000.00	1,014.40	10.44

Class I	1,000.00	1,019.90	4.96

Class R1	1,000.00	1,017.40	7.45

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.39%, 2.09%, 2.09%, 0.99% and 1.49% for Class A, Class B, Class C, Class I and Class R1, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Value Opportunities Fund | Annual report

Portfolio summary

Top 10 holdings[1]

Axis Capital Holdings, Ltd.	1.6%	PartnerRe, Ltd.	1.3%

King Pharmaceuticals, Inc.	1.6%	Arch Capital Group, Ltd.	1.2%

Omnicare, Inc.	1.4%	HCC Insurance Holdings, Inc.	1.2%

Family Dollar Stores, Inc.	1.4%	Lexmark International, Inc.	1.0%

Ingram Micro, Inc., Class A	1.3%	Patterson-UTI Energy, Inc.	1.0%

Sector distribution[2,3]

Financials	33%	Industrials	9%

Consumer discretionary	19%	Consumer staples	5%

Health care	11%	Energy	5%

Information technology	11%	Other	7%

1 As a percentage of net assets on February 28, 2009, excluding cash and cash equivalents.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

3 As a percentage of net assets on February 28, 2009.

Annual report | Value Opportunities Fund	11

STATEMENTS FINANCIAL

Fund’s investments

securities owned by the fund on 2-28-09

Issuer	Shares	Value

Common stocks 96.90%		$10,241,873

(Cost $16,120,956)

Advertising 0.15%		16,269

Harte-Hanks, Inc.	2,900	16,269

Aerospace & Defense 0.47%		49,891

Alliant Techsystems, Inc. (I)	100	7,066

Argon ST, Inc. (I)	500	8,505

Ceradyne, Inc. (I)	2,000	34,320

Air Freight & Logistics 0.16%		17,260

HUB Group, Inc. (I)	700	12,572

Pacer International, Inc.	1,600	4,688

Airlines 0.30%		31,744

Skywest, Inc.	3,100	31,744

Apparel Retail 3.16%		333,537

Abercrombie & Fitch Co. (Class A) (L)	1,200	26,388

Aeropostale, Inc. (I)	1,400	32,466

American Eagle Outfitters, Inc.	6,300	61,488

Bebe Stores, Inc.	700	3,612

Childrens Place Retail Stores, Inc. (I)	200	3,656

Dress Barn, Inc.	2,100	20,832

Foot Locker, Inc.	8,300	68,973

Genesco, Inc. (I)	1,100	15,730

JOS. A. Bank Clothiers, Inc. (I)	800	18,080

Men’s Wearhouse, Inc.	2,400	25,632

Ross Stores, Inc.	1,300	38,376

Urban Outfitters, Inc. (I)	1,100	18,304

Apparel, Accessories & Luxury Goods 0.82%		86,375

Carter’s, Inc. (I)	1,200	19,572

Columbia Sportswear Co. (L)	1,400	37,968

Jones Apparel Group, Inc.	6,900	18,561

Oxford Industries, Inc.	2,200	10,274

Application Software 0.33%		34,740

Factset Research Systems, Inc. (L)	500	19,270

Fair Isaac Corp.	1,000	10,950

Quest Software, Inc. (I)	400	4,520

Asset Management & Custody Banks 0.23%		24,864

SEI Investments Co.	2,100	24,864

See notes to financial statements

12	Value Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value
Auto Parts & Equipment 0.34%		$35,712

Autoliv, Inc.	2,400	35,712

Automobile Manufacturers 0.23%		24,633

Thor Industries, Inc. (L)	2,300	24,633

Automotive Retail 3.28%		347,003

Advance Auto Parts, Inc.	2,500	95,625

America’s Car-Mart, Inc. (I)	2,700	29,646

Asbury Automotive Group, Inc.	800	2,280

AutoNation, Inc. (I)	10,100	100,798

Group 1 Automotive, Inc.	2,100	22,470

Monro Muffler, Inc.	200	4,706

O’Reilly Automotive, Inc. (I)	1,300	43,368

Penske Auto Group, Inc.	8,500	48,110

Building Products 0.36%		38,132

Griffon Corp. (I)	600	4,362

Insteel Industries, Inc.	1,000	6,300

NCI Building Systems, Inc. (I)	1,000	5,060

Simpson Manufacturing Co., Inc.	600	9,336

Universal Forest Products, Inc.	600	13,074

Commercial Printing 0.36%		37,915

Deluxe Corp.	2,000	15,440

Ennis, Inc.	1,700	13,906

RR Donnelley & Sons Co.	1,100	8,569

Commodity Chemicals 0.16%		17,299

Innophos Holdings, Inc.	100	1,062

Westlake Chemical Corp.	1,300	16,237

Communications Equipment 0.34%		35,479

Avocent Corp. (I)	1,200	14,376

Black Box Corp.	600	11,904

Plantronics, Inc.	500	4,295

Tekelec (I)	400	4,904

Computer & Electronics Retail 0.35%		37,383

RadioShack Corp.	5,100	37,383

Computer Hardware 0.17%		17,696

Diebold, Inc.	800	17,696

Computer Storage & Peripherals 2.22%		234,288

Imation Corp.	1,300	10,452

Lexmark International, Inc. (I)(L)	6,100	104,554

QLogic Corp. (I)	7,900	72,838

Western Digital Corp. (I)	3,400	46,444

Construction & Engineering 0.41%		43,494

EMCOR Group, Inc. (I)	1,200	18,492

Granite Construction, Inc.	600	21,348

Insituform Technologies, Inc. (Class A) (I)	300	3,654

Construction & Farm Machinery & Heavy Trucks 0.13%		14,272

Terex Corp. (I)	400	3,568

Wabtec Corp.	400	10,704

See notes to financial statements

Annual report | Value Opportunities Fund	13

FINANCIAL  STATEMENTS

Issuer	Shares	Value
Construction Materials 0.03%		$3,564

Headwaters, Inc. (I)	1,800	3,564
Consumer Electronics 0.13%		13,806

Harman International Industries, Inc.	1,300	13,806
Consumer Finance 0.11%		11,316

Student Loan Corp.	300	11,316
Data Processing & Outsourced Services 1.68%		177,346

Affiliated Computer Services, Inc. (Class A) (I)	1,200	55,956

Convergys Corp. (I)	5,800	37,410

CSG Systems International, Inc. (I)	1,900	25,688

Global Payments, Inc.	1,900	58,292
Distributors 0.24%		25,665

Core-Mark Holding Co., Inc. (I)	1,500	25,665
Diversified Banks 0.16%		16,511

Comerica, Inc.	1,100	16,511
Diversified Chemicals 0.59%		61,899

Ashland, Inc.	1,800	10,638

Cabot Corp.	800	8,384

Eastman Chemical Co.	900	18,486

FMC Corp.	500	20,215

Olin Corp.	400	4,176
Diversified REIT’s 0.24%		25,150

Liberty Property Trust	1,000	18,270

PS Business Parks, Inc.	200	6,880
Diversified Support Services 0.98%		103,409

Cintas Corp.	2,300	46,667

Copart, Inc. (I)	2,100	56,742
Education Services 1.20%		126,374

Career Education Corp. (I)	2,000	49,340

ITT Educational Services, Inc. (I)	500	56,750

Strayer Education, Inc.	100	16,975

Universal Technical Institute, Inc. (I)	300	3,309
Electric Utilities 0.58%		60,850

Hawaiian Electric Industries, Inc.	3,200	44,384

IDACORP, Inc.	300	7,302

MGE Energy, Inc.	100	3,008

UIL Holding Corp.	300	6,156
Electrical Components & Equipment 0.22%		23,598

A.O. Smith Corp.	300	7,659

Brady Corp. (Class A)	300	5,139

Encore Wire Corp.	600	10,800
Electronic Components 0.07%		7,300

Rogers Corp. (I)	400	7,300
Electronic Equipment & Instruments 0.47%		49,478

Cognex Corp.	1,100	12,100

FLIR Systems, Inc. (I)(L)	1,100	22,451

Mettler-Toledo International, Inc. (I)	280	14,927

See notes to financial statements

14	Value Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value
Electronic Manufacturing Services 0.33%		$35,101

Benchmark Electronics, Inc. (I)	1,400	13,678

Jabil Circuit, Inc.	4,900	20,286

Molex, Inc.	100	1,137

Environmental & Facilities Services 0.12%		12,230

ABM Industries, Inc.	1,000	12,230

Food Distributors 0.52%		54,818

Nash Finch Co.	1,100	38,324

Spartan Stores Inc.	300	4,590

United Natural Foods, Inc. (I)	800	11,904

Food Retail 0.96%		101,033

Casey’s General Stores, Inc.	1,000	19,910

Ingles Markets, Inc.	1,900	25,802

Pantry, Inc. (I)	1,500	23,190

Ruddick Corp.	100	2,168

SUPERVALU, Inc.	1,300	20,293

Winn-Dixie Stores, Inc. (I)	1,000	9,670

Footwear 0.37%		38,720

Steven Madden, Ltd. (I)	1,000	16,220

Timberland Company (Class A) (I)	2,000	22,500

Gas Utilities 1.33%		140,281

Energen Corp.	800	21,440

Laclede Group, Inc.	300	11,874

National Fuel Gas Co.	400	12,124

New Jersey Resources Corp.	700	24,549

Nicor, Inc.	800	25,104

Piedmont Natural Gas Co.	700	16,898

South Jersey Industries Inc.	400	14,424

Southwest Gas Corp.	400	7,796

WGL Holdings, Inc.	200	6,072

General Merchandise Stores 2.00%		211,536

Dollar Tree, Inc. (I)	1,300	50,466

Family Dollar Stores, Inc.	5,400	148,176

Fred’s, Inc. (Class A)	1,400	12,894

Health Care Distributors 0.74%		78,750

Henry Schein, Inc. (I)	200	7,336

Owens & Minor, Inc.	1,100	37,081

Patterson Cos., Inc. (I)	1,900	34,333

Health Care Equipment 0.70%		74,035

Conmed Corp. (I)	700	9,513

Hill-Rom Holdings, Inc. (L)	500	4,910

Idexx Laboratories, Inc. (I)(L)	500	15,050

Invacare Corp.	1,200	19,248

ResMed, Inc. (I)	300	11,064

Teleflex, Inc.	300	14,250

Health Care Facilities 1.69%		178,832

Hanger Orthopedic Group, Inc. (I)	600	7,980

Kindred Healthcare, Inc. (I)	2,300	33,097

See notes to financial statements

Annual report | Value Opportunities Fund	15

 FINANCIAL  STATEMENTS

Issuer	Shares	Value
Health Care Facilities (continued)

LifePoint Hospitals, Inc. (I)	3,700	$77,774

Tenet Healthcare Corp. (I)	4,000	4,440

Universal Health Services, Inc. (Class B)	1,000	36,830

VCA Antech, Inc. (I)	900	18,711

Health Care Services 2.13%		225,033

Catalyst Health Solutions, Inc. (I)	300	6,324

Landauer, Inc.	200	10,002

Lincare Holdings, Inc. (I)	1,300	27,391

Mednax, Inc. (I)	300	8,880

Odyssey HealthCare, Inc. (I)	1,500	15,540

Omnicare, Inc.	5,900	152,987

RehabCare Group, Inc. (I)	100	1,463

Res-Care, Inc. (I)	200	2,446

Health Care Supplies 0.17%		17,756

Cooper Cos., Inc.	400	8,796

Immucor, Inc. (I)	300	6,732

Merit Medical Systems, Inc. (I)	200	2,228

Health Care Technology 0.21%		22,536

IMS Health, Inc.	1,800	22,536

Home Furnishings 0.93%		98,280

Ethan Allen Interiors, Inc.	2,300	21,942

Leggett & Platt, Inc.	4,900	56,007

Mohawk Industries, Inc. (I)	900	20,331

Homebuilding 0.56%		59,304

M.D.C. Holdings, Inc.	100	2,523

NVR, Inc. (I)	123	40,931

Toll Brothers, Inc. (I)	1,000	15,850

Homefurnishing Retail 1.35%		142,644

Aaron Rents, Inc.	1,200	28,836

Rent-A–Center, Inc. (I)	5,300	92,856

Williams-Sonoma, Inc.	2,400	20,952

Household Appliances 1.05%		110,612

Black & Decker Corp.	1,700	40,239

Helen of Troy, Ltd. (I)	1,100	11,044

Snap-On, Inc.	700	16,513

Stanley Works	1,600	42,816

Household Products 0.11%		11,602

Energizer Holdings, Inc. (I)	100	4,219

WD-40 Co.	300	7,383

Housewares & Specialties 0.38%		40,022

Blyth, Inc.	775	15,818

National Presto Industries, Inc.	400	24,204

Human Resource & Employment Services 1.54%		162,493

Kelly Services, Inc. (Class A)	3,400	25,840

Manpower, Inc.	3,300	92,004

MPS Group, Inc. (I)	1,400	6,958

See notes to financial statements

16	Value Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value
Human Resource & Employment Services (continued)

TrueBlue, Inc. (I)	2,300	$16,169

Volt Information Sciences, Inc. (I)	1,500	11,700

Watson Wyatt Worldwide, Inc.	200	9,822

Hypermarkets & Super Centers 0.76%		80,676

BJ’s Wholesale Club, Inc. (I)(L)	2,700	80,676

Industrial Conglomerates 0.63%		66,499

Carlisle Cos., Inc.	600	11,892

Seaboard Corp.	32	28,160

Standex International Corp.	900	9,747

Tredegar Corp.	1,000	16,700

Industrial Machinery 0.96%		101,677

Crane Co.	500	7,540

EnPro Industries,Inc. (I)	1,100	18,095

Gardner Denver, Inc. (I)	2,300	43,516

Mueller Industries, Inc.	1,800	32,526

Insurance Brokers 0.47%		50,010

Arthur J. Gallagher & Co.	600	9,522

Brown & Brown, Inc.	2,400	40,488

Integrated Telecommunication Services 0.62%		65,825

CenturyTel, Inc. (L)	2,500	65,825

Internet Retail 0.14%		15,158

PetMed Express, Inc. (I)	1,100	15,158

Internet Software & Services 0.70%		74,064

IAC/InterActiveCorp (I)	1,400	20,902

j2 Global Communications, Inc. (I)	2,400	44,952

ModusLink Global Solutions, Inc. (I)	1,900	3,610

RealNetworks, Inc. (I)	2,000	4,600

Investment Banking & Brokerage 0.23%		24,626

Knight Capital Group, Inc. (I)	1,400	24,626

IT Consulting & Other Services 0.65%		68,865

Acxiom Corp.	2,400	19,872

CACI International, Inc. (Class A) (I)	100	4,277

Perot Systems Corp. (Class A) (I)	2,600	29,588

SAIC, Inc. (I)	800	15,128

Leisure Products 0.51%		53,851

Hasbro, Inc.	1,600	36,624

Jakks Pacific, Inc. (I)	300	3,801

Polaris Industries, Inc.	500	9,205

RC2 Corp. (I)	900	4,221

Life & Health Insurance 0.93%		98,217

American Equity Investment Life Holding Co.	1,900	7,296

Delphi Financial Group, Inc.	1,000	10,840

FBL Financial Group, Inc. (Class A)	600	1,818

Kansas City Life Insurance Co.	200	4,758

National Western Life Insurance Co. (Class A)	200	20,330

Presidential Life Corp.	500	3,300

See notes to financial statements

Annual report | Value Opportunities Fund	17

STATEMENTS FINANCIAL

Issuer	Shares	Value
Life & Health Insurance (continued)

Protective Life Corp.	3,200	$12,096

StanCorp Financial Group, Inc.	2,100	37,779

Life Sciences Tools & Services 0.75%		79,187

Covance, Inc. (I)	700	26,586

Techne Corp.	500	24,425

Waters Corp. (I)	800	28,176

Managed Health Care 1.72%		181,296

AMERIGROUP Corp. (I)	1,300	32,214

Centene Corp. (I)	2,300	39,054

Coventry Health Care, Inc. (I)	1,800	20,736

Health Net, Inc. (I)	3,800	50,160

Molina Healthcare, Inc. (I)	1,800	33,714

WellCare Health Plans, Inc. (I)	600	5,418

Metal & Glass Containers 0.77%		81,734

Ball Corp.	1,400	56,406

Pactiv Corp. (I)	1,600	25,328

Mortgage REIT’s 0.17%		18,070

Annaly Capital Management, Inc. REIT	1,300	18,070

Movies & Entertainment 0.12%		12,930

Marvel Entertainment, Inc. (I)	500	12,930

Multi-Line Insurance 2.32%		245,335

American Financial Group, Inc.	4,900	76,244

Assurant, Inc.	700	14,280

HCC Insurance Holdings, Inc.	5,700	125,115

Horace Mann Educators Corp.	2,600	19,994

Unitrin, Inc.	900	9,702

Multi-Utilities 1.09%		115,749

Integrys Energy Group, Inc.	400	9,620

MDU Resources Group, Inc.	1,700	25,738

NSTAR	900	28,953

Teco Energy, Inc.	2,200	21,098

Vectren Corp.	500	10,430

Wisconsin Energy Corp.	500	19,910

Office REIT’s 0.05%		5,124

Mack-Cali Realty Corp.	300	5,124

Office Services & Supplies 0.42%		44,293

HNI Corp. (L)	2,300	22,563

United Stationers, Inc.	1,000	21,730

Oil & Gas Drilling 1.94%		205,174

Helmerich & Payne, Inc.	1,400	33,124

Patterson-UTI Energy, Inc.	11,800	101,362

Pioneer Drilling Co. (I)	600	2,304

Unit Corp. (I)	3,200	68,384

Oil & Gas Equipment & Services 0.58%		60,882

Lufkin Industries, Inc.	600	19,710

Oil States International, Inc. (I)	1,500	19,980

Tidewater, Inc.	600	21,192

See notes to financial statements

18	Value Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value
Oil & Gas Exploration & Production 1.16%		$122,204

Cimarex Energy Co. (L)	3,600	70,740

Encore Aquisition Co. (I)	500	10,040

St. Mary Land & Exploration Co.	800	10,864

Stone Energy Corp. (I)	1,300	5,148

Swift Energy Co. (I)	1,300	9,347

Vaalco Energy, Inc. (I)	700	3,990

W&T Offshore, Inc.	1,500	12,075

Oil & Gas Refining & Marketing 0.67%		70,866

Holly Corp.	800	18,648

World Fuel Services Corp.	1,800	52,218

Oil & Gas Storage & Transportation 0.19%		19,854

Kinder Morgan Management LLC (I)	106	4,422

Overseas Shipholding Group, Inc.	600	15,432

Packaged Foods & Meats 1.85%		195,362

Chiquita Brands International, Inc. (I)	100	492

Dean Foods Co. (I)	1,900	38,855

Del Monte Foods Co.	1,000	7,150

Flowers Foods, Inc.	600	13,386

J&J Snack Foods Corp.	400	12,628

J.M. Smucker Co.	400	14,848

McCormick & Co., Inc.	900	28,215

Ralcorp Holdings, Inc. (I)	300	18,180

Tootsie Roll Industries, Inc. (L)	200	4,284

Tyson Foods, Inc. (Class A)	6,800	57,324

Paper Packaging 0.76%		80,716

Bemis Co., Inc.	1,800	33,426

Rock-Tenn Co. (Class A)	100	2,761

Sealed Air Corp.	1,400	15,624

Sonoco Products Co.	1,500	28,905

Paper Products 0.03%		3,330

Wausau Paper Corp.	600	3,330

Personal Products 0.76%		79,907

Chattem, Inc. (I)	100	6,343

NBTY, Inc. (I)	3,800	56,506

Nu Skin Enterprises, Inc. (Class A)	1,000	9,400

Prestige Brands Holdings, Inc. (I)	1,400	7,658

Pharmaceuticals 2.93%		310,013

Endo Pharmaceuticals Holdings, Inc. (I)	4,200	79,716

King Pharmaceuticals, Inc. (I)	22,400	164,416

Mylan, Inc. (I)(L)	3,700	45,991

Valeant Pharmaceuticals International (I)	1,000	17,400

Viropharma Inc. (I)	600	2,490

Property & Casualty Insurance 8.69%		918,702

Allied World Assurance Holdings, Ltd.	200	7,682

American Physicians Capital, Inc.	300	12,711

Amerisafe, Inc. (I)	300	4,350

See notes to financial statements

Annual report | Value Opportunities Fund	19

FINANCIAL  STATEMENTS

Issuer	Shares	Value
Property & Casualty Insurance (continued)

Aspen Insurance Holdings, Ltd.	3,600	$78,444

Axis Capital Holdings, Ltd.	7,500	167,850

Cincinnati Financial Corp.	400	8,216

CNA Surety Corp. (I)	1,800	26,190

Donegal Group, Inc.	400	5,624

Erie Indemnity Co. (Class A)	400	12,016

First American Corp.	2,600	60,242

FPIC Insurance Group, Inc. (I)	500	18,550

Hanover Insurance Group, Inc.	900	31,653

Harleysville Group, Inc.	900	26,784

Infinity Property & Casualty Corp.	700	24,871

Markel Corp. (I)	80	21,265

Mercury General Corp.	1,300	35,048

Navigators Group, Inc. (I)	400	20,892

Old Republic International Corp.	4,800	43,584

ProAssurance Corp. (I)	100	4,779

RLI Corp.	1,200	58,776

Safety Insurance Group, Inc.	1,700	53,159

Selective Insurance Group, Inc.	2,800	33,684

State Auto Financial Corp.	800	13,376

United Fire & Casualty Co.	300	5,088

W.R. Berkley Corp.	4,800	99,888

Zenith National Insurance Corp.	2,000	43,980

Publishing 0.38%		40,659

Gannett Co., Inc. (L)	6,600	21,384

Meredith Corp. (L)	1,500	19,275

Railroads 0.04%		4,178

Genesee & Wyoming, Inc. (Class A) (I)	200	4,178

Regional Banks 7.92%		837,285

Associated Banc-Corp	6,100	88,206

Bancfirst Corp.	200	6,978

Bancorpsouth, Inc.	1,700	31,671

Bank of Hawaii Corp.	1,200	38,448

Bank of the Ozarks, Inc.	100	2,075

BOK Financial Corp.	700	21,070

Cathay General Bancorp, Inc. (L)	1,900	18,468

Chemical Financial Corp.	900	17,208

City Holding Co.	900	23,598

City National Corp.	1,400	44,912

Commerce Bancshares, Inc.	1,772	61,542

Community Bank Systems, Inc.	1,500	25,665

Community Trust Bancorp, Inc.	300	7,773

Cullen/Frost Bankers, Inc.	400	17,216

First Financial Bankshares, Inc.	200	8,604

First Merchants Corp.	300	3,015

FirstMerit Corp.	2,300	33,833

Fulton Financial Corp.	5,500	34,210

Hancock Holding Co.	900	25,524

See notes to financial statements

20	Value Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value
Regional Banks (continued)

International Bancshares Corp.	4,240	$42,442

Nara Bancorp, Inc.	900	2,403

NBT Bancorp, Inc.	1,000	19,650

Old National Bancorp	2,900	33,843

Park National Corp.	700	33,845

Popular, Inc.	1,700	3,825

S&T Bancorp., Inc.	800	18,152

SVB Financial Group (I)	100	1,635

TCF Financial Corp.	2,200	26,972

Trustmark Corp.	2,500	44,475

UMB Financial Corp.	400	15,172

United Bankshares, Inc.	800	12,320

Westamerica Bancorp.	600	23,922

Whitney Holding Corp.	2,100	23,205

Wilmington Trust Corp.	2,400	21,600

Wilshire Bancorp, Inc.	800	3,808

Reinsurance 6.78%		716,449

Arch Capital Group, Ltd. (I)	2,400	129,600

Endurance Specialty Holdings, Ltd.	3,300	73,821

IPC Holdings, Ltd.	1,000	25,410

Max Capital Group, Ltd.	1,500	24,750

Montpelier Re Holdings, Ltd.	2,200	27,940

Odyssey Re Holdings Corp.	700	32,522

PartnerRe, Ltd.	2,200	136,180

Platinum Underwriters Holdings, Ltd.	2,000	56,080

Reinsurance Group of America, Inc.	2,700	73,440

RenaissanceRe Holdings, Ltd.	1,500	67,545

Transatlantic Holdings, Inc.	2,300	69,161

Residential REIT’s 0.11%		11,185

Home Properties, Inc. REIT	400	10,616

UDR, Inc. REIT	72	569

Restaurants 0.73%		77,288

Brinker International, Inc.	2,800	30,800

CEC Entertainment, Inc. (I)	800	18,680

Cracker Barrel Old Country Store, Inc.	1,000	22,380

Darden Restaurants Inc.	200	5,428

Retail REIT’s 0.12%		13,075

Inland Real Estate Corp. REIT	900	7,020

Urstadt Biddle Properties, Inc. (Class A) REIT	500	6,055

Semiconductor Equipment 0.39%		41,098

Lam Research Corp. (I)	1,200	23,472

MKS Instruments, Inc. (I)	1,400	17,626

Semiconductors 0.09%		9,259

Actel Corp. (I)	100	907

Silicon Image, Inc. (I)	3,600	8,352

See notes to financial statements

Annual report | Value Opportunities Fund	21

 FINANCIAL STATEMENTS

Issuer	Shares	Value
Specialized Consumer Services 0.47%		$49,694

Pre-Paid Legal Services, Inc. (I)	400	12,764

Regis Corp.	2,500	31,500

Weight Watchers International, Inc.	300	5,430

Specialized Finance 0.10%		10,776

Encore Capital Group, Inc. (I)	800	3,176

Financial Federal Corp.	400	7,600

Specialized REIT’s 0.22%		22,784

Entertainment Properties Trust REIT	200	2,982

Health Care REIT, Inc.	200	6,154

LTC Properties, Inc. REIT	800	13,648

Specialty Chemicals 0.45%		47,416

Cytec Industries, Inc.	300	4,620

PolyOne Corp. (I)	600	966

Sigma-Aldrich Corp.	400	14,280

Stepan Co.	500	14,190

Valspar Corp.	800	13,360

Specialty Stores 0.34%		35,838

Barnes & Noble, Inc.	300	5,382

Jo-Ann Stores, Inc. (I)	400	4,816

PetSmart, Inc.	500	10,020

Tractor Supply Co. (I)	500	15,620

Steel 1.35%		142,612

Carpenter Technology Corp.	300	4,110

Commercial Metals Co.	2,700	27,567

Reliance Steel & Aluminum Co.	3,700	88,023

Schnitzer Steel Industries, Inc.	800	22,912

Systems Software 0.28%		29,898

Sybase, Inc. (I)	1,100	29,898

Technology Distributors 3.16%		333,675

Anixter International, Inc. (I)	400	11,764

Arrow Electronics, Inc. (I)	2,600	43,238

Avnet, Inc. (I)	1,000	17,270

Ingram Micro, Inc. (Class A) (I)	12,800	139,392

Insight Enterprises, Inc. (I)	1,500	3,945

SYNNEX Corp. (I)	2,600	38,532

Tech Data Corp. (I)	4,600	79,534

Thrifts & Mortgage Finance 0.86%		91,095

Astoria Financial Corp.	1,600	11,440

Capitol Federal Financial	200	7,406

Dime Community Bancshares, Inc.	1,500	14,790

Federal Agricultural Mortgage Corp. (Class C)	1,500	5,355

First Niagara Financial Group, Inc.	2,300	26,726

Flushing Financial Corp.	1,300	7,982

Northwest Bancorp., Inc.	100	1,518

Provident Financial Services, Inc.	1,700	15,878

See notes to financial statements

22	Value Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Issuer		Shares	Value
Trading Companies & Distributors 0.76%			$80,425

GATX Corp.		600	10,962

Lawson Products, Inc.		300	5,331

MSC Industrial Direct Co., Inc. (Class A)		500	15,295

United Rentals, Inc. (I)		1,700	6,885

Watsco, Inc.		400	13,732

WESCO International, Inc. (I)		1,700	28,220

Trucking 0.77%			81,164

Arkansas Best Corp.		1,000	17,420

Con-way, Inc.		600	9,066

Marten Transport, Ltd. (I)		300	4,968

Ryder Systems, Inc.		1,400	32,004

Werner Enterprises, Inc.		1,300	17,706

Wireless Telecommunication Services 0.15%			15,954

Telephone & Data Systems, Inc.		200	5,900

USA Mobility, Inc.		1,100	10,054

	Interest
Issuer, description	rate	Shares	Value
Short-term investments 8.59%			$908,011

(Cost $908,011)

Cash Equivalents 5.13%			542,011

John Hancock Cash Investment Trust (T)(W)	0.7002% (Y)	542,011	542,011

		Principal
Issuer, description, maturity date		amount	Value
Repurchase Agreement 3.46%			366,000

Repurchase Agreement with State Street Corp. dated
2-27-09 at 0.050% to be repurchased at $366,002 on
3-2-09, collateralized by $370,000 Federal Home Loan
Mortgage Corp., 2.375% due 5-28-10 (valued at $377,437,
including interest).		$366,000	366,000

Total investments (Cost $17,028,967)† 105.49%			$11,149,884

Other assets and liabilities, net (5.49%)			($580,278)

Total net assets 100.00%			$10,569,606

Percentages are stated as a percent of net assets.

REIT Real Estate Investment Trust

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of February 28, 2009.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

(Y) Represents current yield as of February 28, 2009.

† At February 28, 2009, the aggregate cost of investment securities for federal income tax purposes was $17,336,566. Net unrealized depreciation aggregated $6,186,682, of which $133,910 related to appreciated investment securities and $6,320,592 related to depreciated investment securities.

See notes to financial statements

Annual report | Value Opportunities Fund	23

FINANCIAL STATEMENTS

The Fund had the following financial futures contracts open on February 28, 2009:

OPEN	NUMBER OF		EXPIRATION	NOTIONAL	UNREALIZED
CONTRACTS	CONTRACTS	POSITION	DATE	VALUE	DEPRECIATION

Russell 2000 Mini	3	Long	Mar 2009	$116,550	($12,207)
Index Futures
S&P Mid 400 E-Mini	3	Long	Mar 2009	134,670	(23,936)
Index Futures

					($36,143)

See notes to financial statements

24	Value Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 2-28-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $16,120,956) including
$523,749 of securities on loaned (Note 2)	$10,241,873
Repurchase agreement, at value (Cost $366,000) (Note 2)	366,000
Investments in affiliated issuers, at value (Cost $542,011) (Note 2)	542,011

Total investments, at value (Cost $17,028,967)	11,149,884
Cash	220
Cash collateral at broker for futures contracts	43,560
Dividends and interest receivable	20,962
Receivable for security lending income	533
Receivable due from adviser	6,235
Prepaid expenses	172

Total assets	11,221,566

Liabilities

Payable for fund shares repurchased	19,051
Payable upon return of securities loaned (Note 2)	542,011
Payable for futures variation margin	3,030
Payable to affiliates
Transfer agent fees	8,643
Fund administration fees	189
Trustees’ fees	178
Distribution and service fees	127
Accrued expenses	78,731

Total liabilities	651,960

Net assets

Capital paid-in	$21,546,274
Undistributed net investment loss	(119)
Accumulated net realized loss on investments,
future contracts and foreign currency transactions	(5,061,323)
Net unrealized depreciation on investments and future contracts	(5,915,226)

Net assets	$10,569,606

See notes to financial statements

Annual report | Value Opportunities Fund	25

STATEMENTS FINANCIAL

Statement of assets and liabilities (continued)

Net asset value per share

The Fund has an unlimited number of shares authorized with no par value.
Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$9,907,782
Shares outstanding	976,653
Net asset value and redemption price per share	$10.14

Class B1
Net assets	$112,626
Shares outstanding	11,118
Net asset value and offering price per share	$10.13

Class C1
Net assets	$385,948
Shares outstanding	38,073
Net asset value and offering price per share	$10.14

Class I
Net assets	$92,412
Shares outstanding	9,109
Net asset value, offering price and redemption price per share	$10.15

Class R1
Net assets	$70,838
Shares outstanding	6,998
Net asset value, offering price and redemption price per share	$10.12

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$10.67

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

26	Value Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Statement of operations For the year ended 2-28-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$297,185
Securities lending	15,619
Income from affiliated issuers	7,035
Interest	6,493
Less foreign taxes withheld	(316)

Total investment income	326,016

Expenses

Investment management fees (Note 6)	126,661
Distribution and service fees (Note 6)	52,895
Transfer agent fees (Note 6)	20,675
Fund administration fees (Note 6)	2,029
State registration fees (Note 6)	73,441
Printing and postage fees (Note 6)	13,683
Audit and legal fees	35,065
Custodian fees	42,210
Registration fees	20,096
Trustees’ fees (Note 7)	1,878
Miscellaneous	405

Total expenses	389,038

Less expense reductions (Note 6)	(164,875)

Net expenses	224,163

Net investment income	101,853

Realized and unrealized loss

Net realized loss on
Investments in unaffiliated issuers	(3,432,140)
Futures contracts	(285,829)
Foreign currency transactions	(10)
(3,717,979)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(3,580,962)
Futures contracts	(29,568)
(3,610,530)
Net realized and unrealized loss	(7,328,509)
Decrease in net assets from operations	($7,226,656)

See notes to financial statements

Annual report | Value Opportunities Fund	27

 FINANCIAL  STATEMENTS

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	2-29-08	2-28-09

Increase (decrease) in net assets

From operations
Net investment income	$113,625	$101,853
Net realized loss	(637,359)	(3,717,979)
Change in net unrealized appreciation (depreciation)	(4,119,589)	(3,610,530)

Decrease in net assets resulting from operations	(4,643,323)	(7,226,656)

Distributions to shareholders
From net investment income
Class A	(98,667)	(108,166)
Class B	—	(28)
Class C	—	(98)
Class I	(1,006)	(688)
Class R1	(547)	(693)
Class 1[1]	(4,886)	—
From net realized gain
Class A	(875,720)	—
Class B	(16,516)	—
Class C	(64,954)	—
Class I	(5,327)	—
Class R1	(5,854)	—
Class 1[1]	(24,644)	—

Total distributions	(1,098,121)	(109,673)

From Fund share transactions (Note 8)	1,738,819	(283,575)

Total decrease	(4,002,625)	(7,619,904)

Net assets

Beginning of year	22,192,135	18,189,510
End of year	$18,189,510	$10,569,606

Undistributed net investment income (loss)	$7,711	($119)

1 Class 1 shares were terminated on October 27, 2008.

See notes to financial statements

28	Value Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$20.00	$22.36	$17.00
Net investment income[2]	0.07[3]	0.12	0.10
Net realized and unrealized gain (loss) on investments	2.53	(4.41)	(6.84)
Total from investment operations	2.60	(4.29)	(6.74)
Less distributions
From net investment income	(0.08)	(0.11)	(0.12)
From net realized gain	(0.16)	(0.96)	—
Total distributions	(0.24)	(1.07)	(0.12)
Net asset value, end of year	$22.36	$17.00	$10.14
Total return (%)[4,5]	13.06[6]	(19.45)	(39.79)

Ratios and supplemental data

Net assets, end of year (in millions)	$20	$16	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	2.13[7]	2.04	2.03
Expenses net of fee waivers	1.38[7]	1.39	1.39
Expenses net of all fee waivers and credits	1.38[7]	1.39	1.39
Net investment income	0.47[3,7]	0.56	0.69
Portfolio turnover (%)	30	68	80

1 Class A shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.02 per share and 0.09% of average net assets.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Assumes dividend reinvestment.

6 Not annualized.

7 Annualized.

See notes to financial statements

Annual report | Value Opportunities Fund	29

 FINANCIAL STATEMENTS

CLASS B SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance
Net asset value, beginning of year	$20.00	$22.33	$16.94
Net investment loss[2]	(0.01)[3]	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	2.51	(4.40)	(6.80)
Total from investment operations	2.50	(4.43)	(6.81)
Less distributions
From net investment income	(0.01)	—	—[4]
From net realized gain	(0.16)	(0.96)	—
Total distributions	(0.17)	(0.96)	—[4]
Net asset value, end of year	$22.33	$16.94	$10.13
Total return (%)[5,6]	12.54[7]	(20.08)	(40.19)

Ratios and supplemental data

Net assets, end of year (in millions)	—[8]	—[8]	—[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	11.31[9]	6.82	9.95
Expenses net of fee waivers	2.08[9]	2.10	2.63
Expenses net of all fee waivers and credits	2.08[9]	2.09	2.09
Net investment loss	(0.07)[3,9]	(0.14)	(0.02)
Portfolio turnover (%)	30	68	80

1 Class B shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.02 per share and 0.10% of average net assets.

4 Less than $0.01 per share.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Assumes dividend reinvestment.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

CLASS C SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$20.00	$22.33	$16.95
Net investment loss[2]	(0.01)[3]	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	2.51	(4.39)	(6.80)
Total from investment operations	2.50	(4.42)	(6.81)
Less distributions
From net investment income	(0.01)	—	—[4]
From net realized gain	(0.16)	(0.96)	—
Total distributions	(0.17)	(0.96)	—[4]
Net asset value, end of year	$22.33	$16.95	$10.14
Total return (%)[5,6]	12.54[7]	(20.03)	(40.17)

Ratios and supplemental data

Net assets, end of year (in millions)	$1	$1	—[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	5.09[9]	3.88	5.12
Expenses net of fee waivers	2.08[9]	2.10	2.40
Expenses net of all fee waivers and credits	2.08[9]	2.09	2.09
Net investment loss	(0.07)[3,9]	(0.14)	(0.03)
Portfolio turnover (%)	30	68	80

1 Class C shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.02 per share and 0.10% of average net assets.

4 Less than $0.01 per share.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Assumes dividend reinvestment.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

See notes to financial statements

30	Value Opportunities Fund | Annual report

FINANCIAL STATEMENTS

CLASS I SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance
Net asset value, beginning of year	$20.00	$22.39	$17.02
Net investment income[2]	0.15[3]	0.18	0.17
Net realized and unrealized gain (loss) on investments	2.53	(4.41)	(6.86)
Total from investment operations	2.68	(4.23)	(6.69)
Less distributions
From net investment income	(0.13)	(0.18)	(0.18)
From net realized gain	(0.16)	(0.96)	—
Total distributions	(0.29)	(1.14)	(0.18)
Net asset value, end of year	$22.39	$17.02	$10.15
Total return (%)[4,5]	13.42[6]	(19.16)	(39.48)

Ratios and supplemental data

Net assets, end of year (in millions)	—[7]	—[7]	—[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	12.63[8]	8.80	21.05
Expenses net of fee waivers	0.99[8]	0.99	0.99
Expenses net of all fee waivers and credits	0.99[8]	0.99	0.99
Net investment income	0.96[3,8]	0.86	1.11
Portfolio turnover (%)	30	68	80

1 Class I shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.02 per share and 0.10% of average net assets.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Assumes dividend reinvestment.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

CLASS R1 SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance
Net asset value, beginning of year	$20.00	$22.32	$16.96
Net investment income[2]	0.02[3]	0.10	0.09
Net realized and unrealized gain (loss) on investments	2.53	(4.41)	(6.83)
Total from investment operations	2.55	(4.31)	(6.74)
Less distributions
From net investment income	(0.07)	(0.09)	(0.10)
From net realized gain	(0.16)	(0.96)	—
Total distributions	(0.23)	(1.05)	(0.10)
Net asset value, end of year	$22.32	$16.96	$10.12
Total return (%)[4,5]	12.80[6]	(19.57)	(39.84)

Ratios and supplemental data

Net assets, end of year (in millions)	—[7]	—[7]	—[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	21.69[8]	15.22	17.72
Expenses net of fee waivers	1.73[8]	1.49	1.97
Expenses net of all fee waivers and credits	1.73[8]	1.49	1.49
Net investment income	0.12[3,8]	0.48	0.60
Portfolio turnover (%)	30	68	80

1 Class R1 shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.02 per share and 0.09% of average net assets.

4 Total return would have been lower had certain expenses not been reduced during the periods shown.

5 Assumes dividend reinvestment.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

See notes to financial statements

Annual report | Value Opportunities Fund	31

Notes to financial statements

Note 1
Organization

John Hancock Value Opportunities Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust). The Trust was established as a Massachusetts business trust on June 9, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end investment management company. The investment objective of the Fund is to seek long-term capital appreciation.

John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (the Adviser), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Funds, LLC (the Distributor), a Delaware limited liability company, an affiliate of the Adviser, serves as principal underwriter.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, including classes designated as Class A, Class B, Class C, Class I and Class R1 shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors.

Class R1 shares are available only to certain retirement plans. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, maybe applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bear distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase. Class 1 shares were terminated on October 27, 2008.

The Adviser and other affiliates of John Hancock USA owned 784,074 and 5,393 shares of beneficial interest of Class A and Class R1 of the Fund on February 28, 2009.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below.

32   Value Opportunities Fund | Annual report

Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Cash Investment Trust (JHCIT), an affiliate of the Adviser, is valued at its net asset value each business day.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$10,783,884	($36,143)

Level 2 — Other Significant Observable Inputs	366,000	—

Level 3 — Significant Unobservable Inputs	—	—
Total	$11,149,884	($36,143)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

Annual report | Value Opportunities Fund	33

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures. The Fund uses identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in JHCIT. The Fund may receive compensation for lending its securities either in the form of fees and/ or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Line of credit

The Fund has entered into an agreement which enables them to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to the Fund on a prorated basis based on average net assets. Prior to February 19, 2009, the commitment fee was 0.05% per annum. For the year ended February 28, 2009, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The

34   Value Opportunities Fund | Annual report

Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty.

Expenses

The majority of expenses are directly identifi-able to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, transfer agent fees, state registration fees and printing and postage fees for Class A, Class B, Class C, Class I, Class R1 and Class 1 shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $2,899,971 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: February 28, 2017 — $2,899,971.

Net capital losses of $1,889,960 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on March 1, 2009, the first day of the Fund’s next taxable year.

As of February 28, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended February 28, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends and capital gains distributions, if any, annually. During the year ended February 29, 2008, the tax character of distributions paid was as follows: ordinary income $760,204 and long-term capital gain $337,917. During the year ended February 28, 2009, the tax character of distributions paid was as follows: ordinary income $109,673. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of February 28, 2009, the components of distributable earnings on a tax basis included $59 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. During the year ended February 28, 2009, there were no permanent book-tax differences.

Annual report | Value Opportunities Fund	35

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements As of February 28, 2009, management does not believe that the adoption of FAS 161 will have a material impact on the amounts reported in the financial statements.

Real estate investment trusts

The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust (REIT) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Note 3
Financial instruments

Futures

The Fund may purchase and sell financial futures contracts and options on those contracts. A Fund uses futures contracts to manage against a decline in the value of securities owned by the Fund. When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Note 4
Risk and uncertainties

Concentration risk

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Sector risk — financial industry

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts.

36	Value Opportunities Fund | Annual report

Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Derivatives and counterparty risk

The use of derivative instruments may involve risk different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations of that, in the event of default, the fund will succeed in enforcing them.

Small and medium size company risk

Stocks of small and medium-size companies tend to be more volatile than those of large companies, and may underperform stocks of large companies. Small and mid-cap companies may have limited product lines or markets, less access to financial resources or less operating experience, or may depend on a few key employees. Given this, small and mid-cap stocks may be thinly traded, leading to additional liquidity risk due to the inabilities to trade in large volume.

Note 5
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 6
Investment advisory and
other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund’s aggregate daily net assets; (b) 0.78% of the next $500,000,000 of the Fund’s aggregate daily net assets; (c) 0.77% of the next $1,500,000,000 of the Fund’s aggregate daily net assets; and (d) 0.76% of the Fund’s aggregate daily net assets in excess of $2,500,000,000. Aggregate net assets include the net assets of the Fund and Value Opportunities Trust, a series of John Hancock Trust and Value Opportunities Fund, a series of John Hancock Funds II. The Adviser has a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC. The Fund is not responsible for payment of the subadvisory fees. The investment management fees incurred for the year ended February 28, 2009, were equivalent to an annual effective rate of 0.80% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reimburse or limit certain Fund level expenses to 0.09% of the Fund’s average annual net assets which are allocated pro rata to all share classes. This agreement excludes taxes, portfolio brokerage commissions, interest, advisory fees, distribution and service fees, transfer agent fees, state registration fees, printing and postage fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded. In addition, the Adviser has agreed to reimburse or limit certain expenses for each

Annual report | Value Opportunities Fund	37

share class. This agreement excludes taxes, portfolio brokerage commissions, interest and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded. The reimbursements and limits are such that these expenses will not exceed 1.39% for Class A shares, 2.09% for Class B, 2.09% for Class C, 0.99% for Class I and 1.49% for Class R1. Accordingly, the expense reductions or reimbursements related to these agreements were $92,561, $16,054, $20,300, $15,778 and $16,204 for Class A, Class B, Class C, Class I and Class R1, respectively for the year ended February 28, 2009. The expense reimbursements and limits will continue in effect until June 30, 2009 and thereafter until terminated by the Adviser on notice to the Trust.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

The fund administration fees incurred for the year ended February 28, 2009, were $2,029 with an annual effective rate of 0.01% of the Fund’s average daily net assets.

The Trust has a Distribution Agreement with the Distributor. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R1, pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.50% of average daily net asset value of Class A, Class B, Class C and Class R1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, the Fund has also adopted a Service Plan for Class R1 shares. Under the Service Plan, the Fund may pay up to 0.25% of Class R1 average daily net asset value for certain other services. There were no Service Plan fees incurred for the year ended February 28, 2009.

Class A shares are assessed up-front sales charges. During the year ended February 28, 2009, the Distributor received net up-front sales charges of $3,621 with regard to sales of Class A shares. Of this amount, $585 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,968 was paid as sales commissions to unrelated broker-dealers and $68 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock USA, is the indirect sole shareholder of Signator Investors. Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended February 28, 2009, CDSCs received by the Distributor amounted to $1,533 for Class B shares and $401 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. The transfer agent fees are made up of three components:

38	Value Opportunities Fund | Annual report

•The Fund pays a monthly transfer agent fee at an annual rate of 0.05% for Classes A, B, C and R1, and 0.04% for Class I, based on each class’s average daily net assets. From March 1, 2008 to May 31, 2008, Class I paid a monthly transfer agent fee at a total annual rate of 0.05% of its average daily net assets.

•The Fund pays Signature Services a monthly fee which is based on an annual rate of $16.50 per shareholder accounts for all classes. From March 1, 2008 to May 31, 2008, the Fund paid Signature Services monthly a fee which was based on an annual rate of $15.00 for each Class A shareholder account, $17.50 for each Class B shareholder account, $16.50 for each Class C shareholder account and $15.00 for each Class R1 shareholder account. From March 1, 2008 to May 31, 2008, Class I was not assessed a fee per shareholder account.

•In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

In addition, Signature Services had agreed to contractually limit the transfer agent fees to 0.20% through December 31, 2008. Fee reductions under this plan were $3,901 for the period ended February 28, 2009. Also, Signature Services had voluntarily agreed to further limit transfer agent fees for Class R1 shares so that such fees do not exceed 0.05% annually of the class’s average daily net assets until May 31, 2008. Fee reductions related to this limitation for Class R1 was $44.

The Fund receives earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended February 28, 2009, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $33 for transfer agent credits earned.

Class level expenses including the allocation of the transfer agent fees for the year ended February 28, 2009 were as follows:

	Distribution and	Transfer	State	Printing and
Share class	service fees	agent fees	registration fees	postage fees

Class A	$42,470	$13,118	$14,461	$12,019
Class B	2,193	1,861	14,309	325
Class C	7,457	4,319	14,585	1,126
Class I	—	576	14,653	160
Class R1	515	801	15,433	—
Class 1	260	—	—	52
Total	$52,895	$20,675	$73,441	$13,683

Note 7
Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

Annual report | Value Opportunities Fund	39

Note 8
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended February 29, 2008, and February 28, 2009, along with the corresponding dollar value.

	Year ended 2-29-08		Year ended 2-28-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	83,981	$1,839,886	103,416	$1,990,779
Distributions reinvested	53,292	958,716	8,562	105,484
Repurchased	(80,983)	(1,597,867)	(81,306)	(1,266,608)
Net increase	56,290	$1,200,735	30,672	$829,655

Class B shares

Sold	7,022	$153,171	2,585	$40,020
Distributions reinvested	795	14,285	2	24
Repurchased	(4,077)	(80,691)	(9,225)	(143,705)
Net increase (decrease)	3,740	$86,765	(6,638)	($103,661)

Class C shares

Sold	21,502	$466,603	13,664	$219,143
Distributions reinvested	3,408	61,199	6	73
Repurchased	(27,872)	(538,229)	(35,734)	(548,871)
Net decrease	(2,962)	($10,427)	(22,064)	($329,655)

Class I shares

Sold	5,764	$129,736	5,517	$65,650
Distributions reinvested	288	5,191	56	688
Repurchased	(12,096)	(243,103)	(2,337)	(34,568)
Net increase (decrease)	(6,044)	($108,176)	3,236	$31,770

Class R1 shares

Sold	1,049	$24,953	694	$11,503
Distributions reinvested	357	6,401	56	693
Repurchased	—	—	(212)	(3,647)
Net increase	1,406	$31,354	538	$8,549

Class 1 shares[1]

Sold	37,501	$765,929	67,303	$1,102,351
Distributions reinvested	1,640	29,511	—	—
Repurchased	(13,639)	(256,872)	(101,443)	(1,822,584)
Net increase (decrease)	25,502	$538,568	(34,140)	($720,233)

Net increase (decrease)	77,932	$1,738,819	(28,396)	($283,575)

1Class 1 shares were terminated on October 27, 2008.

Note 9
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2009, aggregated $12,235,586 and $12,737,595, respectively.

40	Value Opportunities Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of
John Hancock Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Value Opportunities Fund (the “Fund”) at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2009

Annual report | Value Opportunities Fund	41

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 28, 2009.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2009, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

42	Value Opportunities Fund | Annual report

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Value Opportunities Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Funds III (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with Grantham, Mayo, Van Otterloo & Co. LLC (the Subadviser) for the John Hancock Value Opportunities Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”). The funds within each Category and Peer Group were selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data. Data covered the period since the Fund’s inception through December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser,

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale,

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vii) the background and experience of senior management and investment professionals, and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Annual report | Value Opportunities Fund	43

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than two full years of operational history, and considered the performance results for the Fund since its inception through December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance was lower than the performance of the Category and Peer Group medians, and its benchmark index, the Russell 2500 Value Index, over the 1-year period. The Adviser discussed its plans with respect to the Fund. The Board recognized the short operational history of the Fund and indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was not appreciably higher than the median rate of the Peer Group and equal to the median rate of the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross Expense Ratio was higher than the median of the Peer Group and Category. The Board also noted that the Fund’s Net Expense Ratio was higher than the median of the Category but not appreciably higher than the Peer Group.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s expenses and overall plans to improve performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory

44	Value Opportunities Fund | Annual report

Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Agreement Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates and the Subadviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Annual report | Value Opportunities Fund	45

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2006	51

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	1994	51

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham,[2] Born: 1944	1987	51

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile
Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director,
Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[2,4] Born: 1952	2008	51

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

46	Value Opportunities Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2006	51

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	51

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	51

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution) (until
2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since
2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky, Born: 1944	2006	51

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo,[4] Born: 1949	2008	23

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2006	269

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Annual report | Value Opportunities Fund	47

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2006

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since
2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive
Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2006

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice
President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since
2006) and The Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

48	Value Opportunities Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2006

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group,
Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment
Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial Corporation
(until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805. The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

Annual report | Value Opportunities Fund	49

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Investment Management
James R. Boyle†	Services, LLC
James F. Carlin
William H. Cunningham*	Subadviser
Deborah C. Jackson*	Grantham, Mayo, Van Otterloo & Co. LLC
Charles L. Ladner
Stanley Martin*	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky
Gregory A. Russo	Custodian
State Street Bank and Trust Company
*Member of the Audit Committee
†Non-Independent Trustee	Transfer agent
John Hancock Signature Services, Inc.
Officers
Keith F. Hartstein	Legal counsel
President and Chief Executive Officer	K&L Gates LLP

Thomas M. Kinzler	Independent registered
Secretary and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-225-5291	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:	Express mail:
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
P.O. Box 9510	Mutual Fund Image Operations
Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

50	Value Opportunities Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Value Opportunities Fund.	6300A 2/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	4/09

Discussion of Fund performance

By Grantham, Mayo, Van Otterloo & Co. LLC

The U.S. market fell significantly during the 12-month review period ended February 28, 2009, with a large portion of the pain coming in the later half of 2008 and the first months of 2009. With the escalation of financial sector turmoil and increasing spillover into the broader economy, the equity markets had brief spells of resistance, but in the end were unable to avoid the malaise. For the period in full, the Standard & Poor’s 500 Index finished down 43.32%. High-quality sectors such as consumer staples and health care delivered the best relative returns during the period, while financials were the worst.

“The U.S. market fell significantly
during the 12-month review period,
with a major portion of the pain
coming in the later half of 2008 and
the first months of 2009.“

For the 12 months ended February 28, 2009, John Hancock U.S. Core Fund’s Class A shares returned –36.34% at net asset value. By comparison, the S&P 500 Index returned –43.32% and Morningstar, Inc.’s large blend fund category returned an average –43.36%. Sector and stock selection both added to relative returns. Sector weightings adding to relative returns included an underweight in financials, while sector weightings detracting from relative returns included an underweight in telecommunication services. Stock selections in energy added to relative returns, while picks in health care detracted. Individual names adding to returns versus the benchmark included overweight positions in Wal-Mart Stores, Inc. and Chevron Corp., while underweight positions detracting from relative returns included AT&T, Inc. and Verizon Communications, Inc.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	U.S. Core Fund | Annual report

A look at performance

For the period ended February 28, 2009

		Average annual returns (%)				Cumulative total returns (%)
		with maximum sales charge (POP)				with maximum sales charge (POP)

	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	6-12-06	–39.52	—	—	–15.82	–39.52	—	—	–37.43

B	6-12-06	–39.90	—	—	–15.71	–39.90	—	—	–37.21

C	6-12-06	–37.40	—	—	–14.81	–37.40	—	—	–35.37

I1	6-12-06	–36.06	—	—	–13.88	–36.06	—	—	–33.42

R1[1]	6-12-06	–36.37	—	—	–14.36	–36.37	—	—	–34.44

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R1 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until June 30, 2009. The net expenses are as follows: Class A — 1.34%, Class B — 2.05%, Class C — 2.05%, Class I — 0.95% and Class R1 — 1.45%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows Class A — 1.86%, Class B — 6.98%, Class C — 2.94%, Class I — 12.79% and Class R1 —15.98%. The Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Performance is calculated with an opening price (prior day’s close) on the inception date.

1 For certain types of investors, as described in the Fund’s Class I and Class R1 share prospectuses.

Annual report | U.S. Core Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in U.S. Core Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Standard & Poor’s 500 Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B	6-12-06	$6,463	$6,279	$6,224

C2	6-12-06	6,463	6,463	6,224

I3	6-12-06	6,658	6,658	6,224

R1[3]	6-12-06	6,556	6,556	6,224

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R1 shares, respectively, as of February 28, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors, as described in the Fund’s Class I and Class R1 share prospectuses.

8	U.S. Core Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on September 1, 2008 with the same investment held until February 28, 2009.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$649.30	$5.52

Class B	1,000.00	647.30	8.37

Class C	1,000.00	647.30	8.37

Class I	1,000.00	650.80	3.89

Class R1	1,000.00	649.00	5.93

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | U.S. Core Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on September 1, 2008, with the same investment held until February 28, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$1,018.10	$6.76

Class B	1,000.00	1,014.60	10.24

Class C	1,000.00	1,014.60	10.24

Class I	1,000.00	1,020.10	4.76

Class R1	1,000.00	1,017.60	7.25

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.05%, 2.05%, 0.95% and 1.45% for Class A, Class B, Class C, Class I and Class R1, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	U.S. Core Fund | Annual report

Portfolio summary

Top 10 holdings[1]
Exxon Mobil Corp.	5.4%	Chevron Corp.	3.7%

Wal-Mart Stores, Inc.	4.8%	QUALCOMM, Inc.	3.3%

Microsoft Corp.	4.4%	Amgen, Inc.	2.9%

Johnson & Johnson	4.0%	Oracle Corp.	2.7%

Pfizer, Inc.	4.0%	Cisco Systems, Inc.	2.5%

Sector distribution[2,3]
Health care	26%	Consumer discretionary	8%

Consumer staples	19%	Financials	7%

Information technology	17%	Industrials	5%

Energy	15%	Other	3%

1 As a percentage of net assets on February 28, 2009, excluding cash and cash equivalents.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

3 As a percentage of net assets on February 28, 2009.

Annual report | U.S. Core Fund	11

FINANCIAL STATEMENTS

Fund’s investments

Securities owned by the Fund on 2-28-09

Issuer	Shares	Value

Common stocks 97.28%		$12,109,882

(Cost $17,526,334)

Aerospace & Defense 0.84%		104,232

General Dynamics Corp.	1,300	56,966

L-3 Communications Holdings, Inc.	100	6,765

Lockheed Martin Corp.	90	5,680

Rockwell Collins, Inc.	200	6,240

United Technologies Corp.	700	28,581

Agricultural Products 0.09%		10,664

Archer Daniels Midland Co.	400	10,664

Air Freight & Logistics 0.56%		70,226

C.H. Robinson Worldwide, Inc.	1,100	45,518

United Parcel Service, Inc. (Class B)	600	24,708

Airlines 0.06%		7,657

Southwest Airlines Co.	1,300	7,657

Aluminum 0.12%		14,329

Alcoa, Inc.	2,300	14,329

Apparel Retail 0.79%		98,301

Abercrombie & Fitch Co. (Class A) (L)	400	8,796

Gap, Inc.	700	7,553

J. Crew Group, Inc. (I)(L)	1,600	18,016

Ltd. Brands, Inc.	1,000	7,690

Ross Stores, Inc.	700	20,664

TJX Cos., Inc.	1,000	22,270

Urban Outfitters, Inc. (I)	800	13,312

Apparel, Accessories & Luxury Goods 0.30%		37,650

Coach, Inc. (I)	2,200	30,756

Polo Ralph Lauren Corp.	200	6,894

Application Software 0.13%		16,136

Citrix Systems, Inc. (I)	400	8,232

Lawson Software, Inc. (I)	600	2,304

Salesforce.com, Inc. (I)	200	5,600

Asset Management & Custody Banks 0.09%		11,617

BlackRock, Inc.	120	11,617

Auto Parts & Equipment 0.02%		2,276

Johnson Controls, Inc.	200	2,276

See notes to financial statements

12	U.S. Core Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Automotive Retail 0.59%		$73,172

Advance Auto Parts, Inc.	500	19,125

AutoZone, Inc. (I)	380	54,047

Biotechnology 4.92%		611,925

Amgen, Inc.	7,400	362,082

Biogen Idec, Inc. (I)	500	23,020

Celgene Corp. (I)	400	17,892

Cephalon, Inc. (I)	200	13,118

Genentech, Inc. (I)	200	17,110

Genzyme Corp. (I)	200	12,186

Gilead Sciences, Inc. (I)	3,200	143,360

PDL BioPharma, Inc.	2,400	14,088

Vertex Pharmaceuticals, Inc. (I)	300	9,069

Broadcasting & Cable TV 0.10%		12,383

CBS Corp. (Class B)	2,900	12,383

Building Products 0.01%		1,030

Masco Corp.	200	1,030

Cable & Satellite 0.92%		114,585

Comcast Corp. (Class A)	5,500	71,830

DIRECTV Group, Inc. (I)	800	15,952

DISH Network Corp. (Class A)	600	6,750

Time Warner Cable, Inc. (Class A)	1,100	20,053

Communications Equipment 5.86%		729,244

Cisco Systems, Inc. (I)	21,600	314,712

QUALCOMM, Inc. (I)	12,400	414,532

Computer & Electronics Retail 0.12%		14,410

Best Buy Co., Inc.	500	14,410

Computer Hardware 1.25%		155,643

Dell, Inc. (I)	1,200	10,236

International Business Machines Corp.	1,580	145,407

Computer Storage & Peripherals 0.16%		20,336

NetApp, Inc. (I)	700	9,408

Western Digital Corp. (I)	800	10,928

Construction & Farm Machinery & Heavy Trucks 0.07%		8,730

Joy Global, Inc.	500	8,730

Construction Materials 0.07%		8,282

Vulcan Materials Co. (L)	200	8,282

Consumer Finance 0.03%		3,615

Capital One Financial Corp.	300	3,615

Data Processing & Outsourced Services 1.23%		153,677

Affiliated Computer Services, Inc. (Class A) (I)	900	41,967

Automatic Data Processing, Inc.	300	10,245

Fiserv, Inc. (I)	300	9,786

Global Payments, Inc.	300	9,204

Mastercard, Inc. (Class A)	230	36,347

VeriFone Holdings, Inc. (I)	4,200	18,228

Western Union Co.	2,500	27,900

See notes to financial statements

Annual report | U.S. Core Fund	13

FINANCIAL STATEMENTS

Issuer	Shares	Value

Department Stores 0.40%		$49,682

Kohl’s Corp. (I)	1,100	38,654

Sears Holdings Corp. (I)(L)	300	11,028

Diversified Banks 0.92%		113,975

Bank of America Corp.	5,600	22,120

BB&T Corp. (L)	2,200	35,486

Comerica, Inc.	200	3,002

U.S. Bancorp.	1,700	24,327

Wells Fargo & Co.	2,400	29,040

Diversified Chemicals 0.06%		6,907

Dow Chemical Co.	400	2,864

FMC Corp.	100	4,043

Diversified Financial Services 0.06%		6,855

JPMorgan Chase & Co.	300	6,855

Diversified Support Services 0.07%		8,106

Copart, Inc. (I)	300	8,106

Drug Retail 1.34%		167,020

Walgreen Co.	7,000	167,020

Education Services 0.15%		18,600

Apollo Group, Inc. (Class A) (I)	100	7,250

ITT Educational Services, Inc. (I)	100	11,350

Electric Utilities 0.32%		39,351

Exelon Corp.	100	4,722

FirstEnergy Corp.	600	25,536

Southern Co.	300	9,093

Electrical Components & Equipment 0.06%		8,025

Emerson Electric Co.	300	8,025

Environmental & Facilities Services 0.09%		10,800

Waste Management, Inc.	400	10,800

Fertilizers & Agricultural Chemicals 0.24%		29,745

Monsanto Co.	390	29,745

Food Retail 0.29%		35,688

Kroger Co.	1,500	31,005

SUPERVALU, Inc.	300	4,683

General Merchandise Stores 0.45%		56,420

Dollar Tree, Inc. (I)	300	11,646

Family Dollar Stores, Inc.	600	16,464

Target Corp.	1,000	28,310

Gold 0.36%		45,300

Barrick Gold Corp.	1,500	45,300

Health Care Distributors 1.28%		159,668

AmerisourceBergen Corp.	900	28,584

Cardinal Health, Inc.	1,400	45,430

McKesson Corp.	2,000	82,040

Patterson Cos., Inc. (I)	200	3,614

See notes to financial statements

14	U.S. Core Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Health Care Equipment 2.17%		$270,008

Baxter International, Inc.	400	20,364

Becton, Dickinson and Co.	100	6,189

Boston Scientific Corp. (I)	200	1,404

C.R. Bard, Inc.	100	8,026

Covidien, Ltd.	200	6,334

Edwards Lifesciences Corp. (I)	200	11,122

Medtronic, Inc.	2,300	68,057

Stryker Corp.	200	6,734

Varian Medical Systems, Inc.	400	12,204

Zimmer Holdings, Inc. (I)	3,700	129,574

Health Care Services 0.41%		50,612

Express Scripts, Inc. (I)	800	40,240

Omnicare, Inc.	400	10,372

Home Furnishings 0.06%		8,001

Leggett & Platt, Inc.	700	8,001

Home Improvement Retail 2.16%		268,549

Home Depot, Inc.	8,700	181,743

Lowe’s Cos., Inc.	4,900	77,616

Sherwin-Williams Co.	200	9,190

Homebuilding 0.06%		7,986

NVR, Inc. (I)	24	7,986

Homefurnishing Retail 0.27%		34,080

Bed Bath & Beyond, Inc. (I)(L)	1,600	34,080

Household Products 3.19%		396,619

Church & Dwight Co., Inc.	200	9,784

Clorox Co.	400	19,440

Colgate-Palmolive Co.	1,400	84,252

Kimberly-Clark Corp.	1,000	47,110

Procter & Gamble Co.	4,900	236,033

Hypermarkets & Super Centers 4.85%		604,272

Costco Wholesale Corp.	200	8,468

Wal-Mart Stores, Inc.	12,100	595,804

Industrial Conglomerates 0.78%		96,657

3M Co.	1,200	54,552

Tyco International, Ltd.	2,100	42,105

Industrial Machinery 0.20%		24,562

Danaher Corp.	100	5,076

Flowserve Corp.	100	5,047

Parker-Hannifin Corp.	300	10,011

SPX Corp.	100	4,428

Insurance Brokers 0.35%		43,032

Marsh & McLennan Cos., Inc.	2,400	43,032

Integrated Oil & Gas 11.91%		1,482,657

Chevron Corp.	7,500	455,325

ConocoPhillips	4,500	168,075

Exxon Mobil Corp.	9,900	672,210

See notes to financial statements

Annual report | U.S. Core Fund	15

FINANCIAL STATEMENTS

Issuer	Shares	Value

Integrated Oil & Gas (continued)

Hess Corp.	630	$34,455

Murphy Oil Corp.	300	12,543

Occidental Petroleum Corp.	2,700	140,049

Integrated Telecommunication Services 1.18%		146,795

AT&T, Inc.	3,175	75,470

Verizon Communications, Inc.	2,500	71,325

Internet Software & Services 1.09%		135,824

eBay, Inc. (I)	4,100	44,567

Google, Inc. (Class A) (I)	270	91,257

Investment Banking & Brokerage 0.08%		10,019

Goldman Sachs Group, Inc.	110	10,019

Leisure Products 0.07%		9,156

Hasbro, Inc.	400	9,156

Life & Health Insurance 0.18%		22,114

Aflac, Inc.	400	6,704

MetLife, Inc.	500	9,230

Torchmark Corp.	300	6,180

Life Sciences Tools & Services 0.08%		10,064

Covance, Inc. (I)	100	3,798

Illumina, Inc. (I)	200	6,266

Managed Health Care 3.43%		427,100

Coventry Health Care, Inc. (I)	900	10,368

UnitedHealth Group, Inc.	15,166	298,012

WellPoint, Inc. (I)	3,500	118,720

Metal & Glass Containers 0.06%		7,915

Pactiv Corp. (I)	500	7,915

Movies & Entertainment 0.09%		11,120

News Corp. (Class A)	2,000	11,120

Multi-Line Insurance 0.03%		4,080

Assurant, Inc.	200	4,080

Multi-Utilities 0.15%		19,138

PG&E Corp.	300	11,466

TECO Energy, Inc.	800	7,672

Oil & Gas Drilling 0.33%		41,076

ENSCO International, Inc.	200	4,916

Helmerich & Payne, Inc.	600	14,196

Nabors Industries, Ltd. (I)	1,100	10,681

Noble Corp.	200	4,918

Patterson-UTI Energy, Inc.	400	3,436

Transocean, Ltd. (I)	49	2,929

Oil & Gas Equipment & Services 0.41%		50,817

Baker Hughes, Inc.	200	5,862

BJ Services Co.	800	7,736

Halliburton Co.	1,300	21,203

National-Oilwell Varco, Inc. (I)	200	5,346

Weatherford International, Ltd. (I)	1,000	10,670

See notes to financial statements

16	U.S. Core Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Oil & Gas Exploration & Production 1.91%		$237,484

Anadarko Petroleum Corp.	500	17,475

Apache Corp.	640	37,818

Cabot Oil & Gas Corp.	400	8,148

Chesapeake Energy Corp.	1,700	26,588

Cimarex Energy Co.	200	3,930

Devon Energy Corp.	600	26,202

EOG Resources, Inc.	610	30,524

Newfield Exploration Co. (I)	300	5,799

Noble Energy, Inc.	400	18,216

Pioneer Natural Resources Co.	800	11,672

Plains Exploration & Production Co.	600	11,484

Range Resources Corp.	200	7,114

Southwestern Energy Co. (I)	800	23,016

XTO Energy, Inc.	300	9,498

Oil & Gas Refining & Marketing 0.33%		41,574

Sunoco, Inc.	200	6,690

Valero Energy Corp.	1,800	34,884

Oil & Gas Storage & Transportation 0.05%		6,500

Spectra Energy Corp.	500	6,500

Packaged Foods & Meats 1.83%		227,200

Campbell Soup Co.	700	18,739

General Mills, Inc.	2,100	110,208

H.J. Heinz Co.	700	22,869

Hershey Co.	600	20,214

J.M. Smucker Co.	200	7,424

Kellogg Co.	700	27,244

Kraft Foods, Inc. (Class A)	900	20,502

Paper Products 0.08%		9,936

Domtar Corp. (I)	12,577	9,936

Personal Products 0.22%		27,662

Avon Products, Inc.	800	14,072

Estee Lauder Cos., Inc. (Class A)	600	13,590

Pharmaceuticals 14.21%		1,769,219

Abbott Laboratories	3,400	160,956

Bristol-Myers Squibb Co.	2,700	49,707

Eli Lilly & Co.	3,600	105,768

Forest Laboratories, Inc. (I)	4,300	92,192

Johnson & Johnson	9,900	495,000

King Pharmaceuticals, Inc. (I)	1,300	9,542

Merck & Co., Inc.	4,600	111,320

Pfizer, Inc.	40,000	492,400

Schering-Plough Corp.	1,600	27,824

Wyeth	5,500	224,510

See notes to financial statements

Annual report | U.S. Core Fund	17

FINANCIAL STATEMENTS

Issuer	Shares	Value

Property & Casualty Insurance 2.06%		$256,917

Allstate Corp.	2,600	43,758

Chubb Corp.	2,000	78,080

Progressive Corp. (I)	1,800	20,826

Travelers Cos., Inc.	2,700	97,605

W.R. Berkley Corp.	800	16,648

Publishing 0.03%		3,888

Gannett Co., Inc. (L)	1,200	3,888

Railroads 1.92%		238,816

Burlington Northern Santa Fe Corp.	1,240	72,875

CSX Corp.	1,900	46,892

Kansas City Southern (I)	500	8,845

Norfolk Southern Corp.	1,700	53,924

Union Pacific Corp.	1,500	56,280

Reinsurance 0.05%		6,014

Transatlantic Holdings, Inc.	200	6,014

Restaurants 0.50%		62,762

McDonald’s Corp.	1,000	52,250

Yum! Brands, Inc.	400	10,512

Semiconductors 0.18%		22,872

Altera Corp.	800	12,264

Xilinx, Inc.	600	10,608

Soft Drinks 4.38%		545,466

Coca-Cola Co.	6,400	261,440

PepsiCo, Inc.	5,900	284,026

Specialized Consumer Services 0.15%		19,100

H&R Block, Inc.	1,000	19,100

Specialized Finance 0.06%		7,180

Moody’s Corp. (L)	400	7,180

Specialty Chemicals 0.12%		14,280

Sigma-Aldrich Corp.	400	14,280

Specialty Stores 0.49%		61,469

PetSmart, Inc.	600	12,024

Staples, Inc.	3,100	49,445

Steel 0.27%		33,650

Nucor Corp.	1,000	33,650

Systems Software 7.40%		921,078

BMC Software, Inc. (I)	300	8,889

Microsoft Corp.	34,200	552,330

Oracle Corp. (I)	22,000	341,880

Symantec Corp. (I)	1,300	17,979

Thrifts & Mortgage Finance 0.25%		31,564

Federal Home Loan Mortgage Corp. (I)	900	378

Hudson City Bancorp., Inc.	2,000	20,740

People’s United Financial, Inc.	600	10,446

See notes to financial statements

18	U.S. Core Fund | Annual report

FINANCIAL STATEMENTS

Issuer		Shares	Value

Tobacco 2.49%			$309,916

Altria Group, Inc.		8,800	135,872

Philip Morris International, Inc.		5,200	174,044

Trading Companies & Distributors 0.19%			24,096

Fastenal Co.		800	24,096

Trucking 0.10%			12,724

J.B. Hunt Transport Services, Inc.		400	8,152

Ryder Systems, Inc.		200	4,572

		Principal
Issuer		amount	Value

Short-term investments 3.35%			$416,513

(Cost $416,513)

Repurchase Agreement 2.39%			297,000

Repurchase Agreement with State Street Corp. dated
2-27-09 at 0.050% to be repurchased at $297,001 on
3-2-09, collateralized by $300,000 Federal Home Loan
Mortgage Corp., 2.375% due 5-28-10 (valued at
$306,030, including interest).		$297,000	297,000

	Interest
Issuer, description	rate	Shares	Value

Cash Equivalents 0.96%			119,513

John Hancock Cash Investment Trust (T)(W)	0.7604% (Y)	119,513	119,513

Total investments (Cost $17,942,847)† 100.63%			$12,526,395

Other assets and liabilities, net (0.63%)			($77,850)

Total net assets 100.00%			$12,448,545

Percentages are stated as a percent of net assets.

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of February 28, 2009.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

(Y) Represents current yield as of February 28, 2009.

† At February 28, 2009, the aggregate cost of investment securities for federal income tax purposes was $18,165,671. Net unrealized depreciation aggregated $5,639,276, of which $49,543 related to appreciated investment securities and $5,688,819 related to depreciated investment securities.

The Fund had the following financial futures contracts open on February 28, 2009:

	NUMBER OF		EXPIRATION	NOTATIONAL	UNREALIZED
OPEN CONTRACTS	CONTRACTS	POSITION	DATE	VALUE	DEPRECIATION

S&P 500 E-Mini
Index Futures	6	Long	Mar 2009	220,260	($30,930)

See notes to financial statements

Annual report | U.S. Core Fund	19

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 2-28-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $17,526,334) including
$116,337 of securities loaned (Note 2)	$12,109,882
Repurchase agreement, at value (Cost $297,000) (Note 2)	297,000
Investments in affiliated issuers, at value (Cost $119,513) (Note 2)	119,513

Total investments, at value (Cost $17,942,847)	12,526,395
Cash	42
Cash collateral at broker for futures contracts	35,640
Receivable for investments sold	12,361
Receivable for fund shares sold	39,909
Dividends and interest receivable	46,465
Receivable for security lending income	122
Receivable due from adviser	2,841
Other assets	49,799

Total assets	12,713,574

Liabilities

Payable for investments purchased	12,313
Payable for fund shares repurchased	4,235
Payable upon return of securities loaned (Note 2)	119,513
Payable for futures variation margin	5,340
Payable to affiliates
Transfer agent fees	8,633
Fund administration fees	214
Distribution and service fees	193
Trustees’ fees	108
Other payables and accrued expenses	114,480

Total liabilities	265,029

Net assets

Capital paid-in	$20,867,874
Undistributed net investment income	34,394
Accumulated net realized loss on investments and futures contracts	(3,006,341)
Net unrealized depreciation on investments and futures contracts	(5,447,382)

Net assets	$12,448,545

See notes to financial statements

20	U.S. Core Fund | Annual report

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

The Fund has an unlimited number of shares authorized with no par value.
Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$11,396,261
Shares outstanding	930,157
Net asset value and redemption price per share	$12.25

Class B1
Net assets	$198,947
Shares outstanding	16,222
Net asset value and offering price per share	$12.26

Class C1
Net assets	$640,983
Shares outstanding	52,291
Net asset value and offering price per share	$12.26

Class I
Net assets	$146,799
Shares outstanding	11,986
Net asset value, offering price and redemption price per share	$12.25

Class R1
Net assets	$65,555
Shares outstanding	5,361
Net asset value, offering price and redemption price per share	$12.23

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$12.89

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Annual report | U.S. Core Fund	21

FINANCIAL STATEMENTS

 Statement of operations For the year ended 2-28-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$383,167
Interest	4,709
Securities lending	639
Income from affiliated issuers	34
Less foreign taxes withheld	(105)

Total investment income	388,444

Expenses

Investment management fees (Note 6)	135,695
Distribution and service fees (Note 6)	65,659
Transfer agent fees (Note 6)	20,404
Fund administration fees (Note 6)	2,305
State registration fees (Note 6)	73,851
Printing and postage fees (Note 6)	11,298
Audit and legal fees	34,854
Custodian fees	16,335
Registration and filing fees	20,237
Trustees’ fees (Note 7)	2,118
Miscellaneous	483

Total expenses	383,239
Less expense reductions (Note 6)	(132,938)

Net expenses	250,301

Net investment income	138,143

Realized and unrealized loss

Net realized loss on
Investments in unaffiliated issuers	(2,533,963)
Futures contracts	(193,605)
(2,727,568)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(4,327,748)
Futures contracts	(5,512)
(4,333,260)
Net realized and unrealized loss	(7,060,828)

Decrease in net assets from operations	($6,922,685)

See notes to financial statements

22	U.S. Core Fund | Annual report

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	2-29-08	2-28-09

Increase (decrease) in net assets

From operations
Net investment income	$143,380	$138,143
Net realized gain (loss)	376,725	(2,727,568)
Change in net unrealized appreciation (depreciation)	(2,519,080)	(4,333,260)

Decrease in net assets resulting from operations	(1,998,975)	(6,922,685)

Distributions to shareholders
From net investment income
Class A	(147,501)	(120,085)
Class B	(184)	—
Class C	(2,027)	—
Class I	(5,265)	(2,378)
Class R1	(756)	(588)
From net realized gain
Class A	(797,028)	—
Class B	(14,341)	—
Class C	(157,675)	—
Class I	(18,582)	—
Class R1	(4,722)	—

Total distributions	(1,148,081)	(123,051)

From Fund share transactions (Note 8)	1,394,286	(1,864,862)

Total decrease	(1,752,770)	(8,910,598)

Net assets
Beginning of year	23,111,913	21,359,143

End of year	$21,359,143	$12,448,545

Undistributed net investment income	$19,301	$34,394

See notes to financial statements

Annual report | U.S. Core Fund	23

FINANCIAL STATEMENTS

 Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$20.00	$22.24	$19.42
Net investment income[2]	0.12	0.16	0.15
Net realized and unrealized gain (loss) on investments	2.41	(1.88)	(7.19)
Total from investment operations	2.53	(1.72)	(7.04)
Less distributions
From net investment income	(0.09)	(0.17)	(0.13)
From net realized gain	(0.20)	(0.93)	—
Total distributions	(0.29)	(1.10)	(0.13)
Net asset value, end of year	$22.24	$19.42	$12.25
Total return (%)[3,4]	12.64[5]	(8.16)	(36.34)

Ratios and supplemental data

Net assets, end of year (in millions)	$19	$18	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93[6]	1.86	1.75
Expenses net of fee waivers	1.34[6]	1.34	1.35
Expenses net of all fee waivers and credits	1.34[6]	1.34	1.35
Net investment income	0.76[6]	0.70	0.86
Portfolio turnover (%)	36	81	61

1 Class A shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

See notes to financial statements

24	U.S. Core Fund | Annual report

FINANCIAL STATEMENTS

CLASS B SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$20.00	$22.20	$19.38
Net investment income[2]	0.02	—[3]	0.04
Net realized and unrealized gain (loss) on investments	2.40	(1.88)	(7.16)
Total from investment operations	2.42	(1.88)	(7.12)
Less distributions
From net investment income	(0.02)	(0.01)	—
From net realized gain	(0.20)	(0.93)	—
Total distributions	(0.22)	(0.94)	—
Net asset value, end of year	$22.20	$19.38	$12.26
Total return (%)[4,5]	12.07[6]	(8.84)	(36.74)

Ratios and supplemental data

Net assets, end of year (in millions)	—[7]	—[7]	—[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	13.58[8]	6.98	8.79
Expenses net of fee waivers	2.04[8]	2.05	2.40
Expenses net of all fee waivers and credits	2.04[8]	2.05	2.05
Net investment income	0.12[8]	—[9]	0.24
Portfolio turnover (%)	36	81	61

1 Class B shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Less than $0.01 per share.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Assumes dividend reinvestment.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

9 Less than 0.01%.

CLASS C SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance
Net asset value, beginning of year	$20.00	$22.21	$19.39
Net investment income[2]	0.03	—[3]	0.01
Net realized and unrealized gain (loss) on investments	2.40	(1.88)	(7.14)
Total from investment operations	2.43	(1.88)	(7.13)
Less distributions
From net investment income	(0.02)	(0.01)	—
From net realized gain	(0.20)	(0.93)	—
Total distributions	(0.22)	(0.94)	—
Net asset value, end of year	$22.21	$19.39	$12.26
Total return (%)[4,5]	12.12[6]	(8.84)	(36.77)

Ratios and supplemental data

Net assets, end of year (in millions)	$3	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	3.82[7]	2.94	3.43
Expenses net of fee waivers	2.04[7]	2.05	2.07
Expenses net of all fee waivers and credits	2.04[7]	2.05	2.05
Net investment income (loss)	0.16[7]	(0.01)	0.06
Portfolio turnover (%)	36	81	61

1 Class C shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Less than $0.01 per share.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Assumes dividend reinvestment.

6 Not annualized.

7 Annualized.

See notes to financial statements

Annual report | U.S. Core Fund	25

FINANCIAL STATEMENTS

CLASS I SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$20.00	$22.26	$19.43
Net investment income[2]	0.18	0.25	0.21
Net realized and unrealized gain (loss) on investments	2.41	(1.89)	(7.19)
Total from investment operations	2.59	(1.64)	(6.98)
Less distributions
From net investment income	(0.13)	(0.26)	(0.20)
From net realized gain	(0.20)	(0.93)	—
Total distributions	(0.33)	(1.19)	(0.20)
Net asset value, end of year	$22.26	$19.43	$12.25
Total return (%)[3,4]	12.95[5]	(7.82)	(36.06)

Ratios and supplemental data

Net assets, end of year (in millions)	—[6]	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	17.83[7]	12.79	10.44
Expenses net of fee waivers	0.95[7]	0.95	0.95
Expenses net of all fee waivers and credits	0.95[7]	0.95	0.95
Net investment income	1.16[7]	1.10	1.19
Portfolio turnover (%)	36	81	61

1 Class I shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Less than $500,000.

7 Annualized.

CLASS R1 SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$20.00	$22.20	$19.37
Net investment income[2]	0.06	0.13	0.13
Net realized and unrealized gain (loss) on investments	2.42	(1.88)	(7.16)
Total from investment operations	2.48	(1.75)	(7.03)
Less distributions
From net investment income	(0.08)	(0.15)	(0.11)
From net realized gain	(0.20)	(0.93)	—
Total distributions	(0.28)	(1.08)	(0.11)
Net asset value, end of year	$22.20	$19.37	$12.23
Total return (%)[3,4]	12.38[5]	(8.32)	(36.37)

Ratios and supplemental data

Net assets, end of year (in millions)	—[6]	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	21.12[7]	15.98	19.51
Expenses net of fee waivers	1.69[7]	1.45	1.95
Expenses net of all fee waivers and credits	1.69[7]	1.45	1.45
Net investment income	0.41[7]	0.59	0.76
Portfolio turnover (%)	36	81	61

1 Class R1 shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Total return would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Less than $500,000.

7 Annualized.

See notes to financial statements

26	U.S. Core Fund | Annual report

Notes to financial statements

Note 1
Organization

John Hancock U.S. Core Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust). The Trust was established as a Massachusetts business trust on June 9, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end investment management company. The investment objective of the Fund is to seek high total return.

John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (the Adviser), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Funds, LLC (the Distributor), a Delaware limited liability company, an affiliate of the Adviser, serves as principal underwriter.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, including classes designated as Class A, Class B, Class C, Class I and Class R1 shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors. Class R1 shares are available only to certain retirement plans. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bear distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

The Adviser and other affiliates of John Hancock USA owned 784,839, 5,435 and 5,361 shares of beneficial interest of Class A, Class I and Class R1, respectively, of the Fund on February 28, 2009.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost,

Annual report | U.S. Core Fund	27

and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Cash Investment Trust (JHCIT), an affiliate of the Adviser, is valued at its net asset value each business day.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using sig-nificant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$12,229,395	($30,930)

Level 2 — Other Significant Observable Inputs	297,000	—

Level 3 — Significant Unobservable Inputs	—	—
Total	$12,526,395	($30,930)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

28	U.S. Core Fund | Annual report

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures. The Fund uses identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintain the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in JHCIT. The Fund may receive compensation for lending its securities either in the form of fees and/ or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Line of credit

The Fund has entered into an agreement which enables them to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to the Fund on a prorated basis based on average net assets. Prior to February 19, 2009, the commitment fee was 0.05% per annum. For the year ended February 28, 2009, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The

Annual report | U.S. Core Fund	29

Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, transfer agent fees, state registration fees and printing and postage fees for Class A, Class B, Class C, Class I and Class R1 shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $1,129,413 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: February 28, 2017 — $1,129,413.

Net capital losses of $1,685,034 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on March 1, 2009, the first day of the Fund’s next taxable year.

As of February 28, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended February 28, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends and capital gains distributions, if any, annually. During the year ended February 29, 2008, the tax character of distributions paid was as follows: ordinary income $761,252 and long-term capital gain $386,829. During the year ended February 28, 2009, the tax character of distributions paid was as follows: ordinary income $123,051. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of February 28, 2009, the components of distributable earnings on a tax basis included $34,601 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. During the year ended February 28, 2009, there were no permanent book-tax differences.

30	U.S. Core Fund | Annual report

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. As of February 28, 2009, management does not believe that the adoption of FAS 161 will have a material impact on the amounts reported in the financial statements.

Note 3
Financial instruments

Futures

The Fund may purchase and sell financial futures contracts and options on those contracts. A Fund uses futures contracts to manage against a decline in the value of securities owned by the Fund. When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker.

Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Note 4
Risk and uncertainties

Concentration risk

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Sector risk — health care industry

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Health care companies can be hurt by economic declines and other factors. For instance, when economic conditions deteriorate, health care stocks may decline. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Derivatives and counterparty risk

The use of derivative instruments may involve risk different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual

Annual report | U.S. Core Fund	31

obligations of that, in the event of default, the fund will succeed in enforcing them.

Note 5
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 6
Investment advisory and other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.78% of the first $500,000,000 of the Fund’s aggregate daily net assets; (b) 0.76% of the next $500,000,000 of the Fund’s aggregate daily net assets; (c) 0.75% of the next $1,500,000,000 of the Fund’s aggregate daily net assets; and (d) 0.74% of the Fund’s aggregate daily net assets in excess of $2,500,000,000. Aggregate net assets include the net assets of the Fund, U.S. Core Trust, Growth and Income Trust, and a portion of the net assets of the Managed Trust Series of John Hancock Trust, the U.S. Core Fund, a series of John Hancock Funds II, that are subad-vised by Grantham, Mayo, Van Otterloo & Co. LLC. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended February 28, 2009, were equivalent to an annual effective rate of 0.78% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reimburse or limit certain Fund level expenses to 0.10% of the Fund’s average annual net assets which are allocated pro rata to all share classes. This agreement excludes taxes, portfolio brokerage commissions, interest, advisory fees, distribution and service fees, transfer agent fees, state registration fees, printing and postage fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded.

In addition, the Adviser has agreed to reimburse or limit certain expenses for each share class. This agreement excludes taxes, portfolio brokerage commissions, interest and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded. The reimbursements and limits are such that these expenses will not exceed 1.35% for Class A shares, 2.05% for Class B, 2.05% for Class C, 0.95% for Class I and 1.45% for Class R1. Accordingly, the expense reductions or reimbursements related to these agreements were $61,293, $15,624, $22,261, $16,185 and $16,000 for Class A, Class B, Class C, Class I and Class R1, respectively for the year ended February 28, 2009. The expense reimbursements and limits will continue in effect until June 30, 2009 and thereafter until terminated by the Adviser on notice to the Trust.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

32	U.S. Core Fund | Annual report

The fund administration fees incurred for the year ended February 28, 2009, were $2,305 with an annual effective rate of 0.01% of the Fund’s average daily net assets.

The Trust has a Distribution Agreement with the Distributor. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R1, pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.50% of average daily net asset value of Class A, Class B, Class C and Class R1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, the Fund has also adopted a Service Plan for Class R1 shares. Under the Service Plan, the Fund may pay up to 0.25% of Class R1 average daily net asset value for certain other services. There were no Service Plan fees incurred for the year ended February 28, 2009.

Class A shares are assessed up-front sales charges. During the year ended February 28, 2009, the Distributor received net up-front sales charges of $3,992 with regard to sales of Class A shares. Of this amount, $585 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,364 was paid as sales commissions to unrelated broker-dealers and $43 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock USA, is the indirect sole shareholder of Signator Investors. Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended February 28, 2009, CDSCs received by the Distributor amounted to $637 for Class B shares and $648 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.05% for Classes A, B, C and R1, and 0.04% for Class I, based on each class’s average daily net assets. From March 1, 2008 to May 31, 2008, Class I paid a monthly transfer agent fee at a total annual rate of 0.05% of its average daily net assets.

• The Fund pays Signature Services a monthly fee which is based on an annual rate of $16.50 per shareholder accounts for all classes. From March 1, 2008 to May 31, 2008, the Fund paid Signature Services monthly a fee which was based on an annual rate of $15.00 for each Class A shareholder account, $17.50 for each Class B shareholder account, $16.50 for each Class C shareholder account and $15.00 for each Class R1 shareholder account. During this period, there were no fees assessed for Class I.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

In addition, Signature Services had agreed to contractually limit the transfer agent fees to 0.20% through December 31, 2008. Fee reductions under this plan were $1,519 for the period ended February 28, 2009. Also, Signature Services had voluntarily agreed to further limit transfer agent fees for Class R1 shares so that such fees do not exceed 0.05% annually of the

Annual report | U.S. Core Fund	33

class’s average daily net assets until May 31, 2008. Fee reductions related to this limitation for Class R1 was $39.

The Fund receives earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended February 28, 2009, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $17 for transfer agent credits earned.

Class level expenses including the allocation of the transfer agent fees for the year ended February 28, 2009 were as follows:

	Distribution and	Transfer	State	Printing and
Share class	service fees	agent fees	registration fees	postage fees

Class A	$46,395	$13,558	$14,610	$9,342
Class B	2,442	1,485	14,410	213
Class C	16,366	4,013	14,410	1,559
Class I	—	656	14,890	184
Class R1	456	692	15,531	—
Total	$65,659	$20,404	$73,851	$11,298

Note 7
Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

34	U.S. Core Fund | Annual report

Note 8
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended February 29, 2008, and February 28, 2009, along with the corresponding dollar value.

	Year ended 2-29-08		Year ended 2-28-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	106,396	$2,395,336	112,381	$1,677,753
Distributions reinvested	43,986	939,554	8,244	117,731
Repurchased	(117,140)	(2,611,267)	(96,043)	(1,536,669)
Net increase	33,242	$723,623	24,582	$258,815

Class B shares

Sold	5,003	$110,340	11,266	$167,051
Distributions reinvested	640	13,671	—	—
Repurchased	(1,099)	(25,142)	(12,436)	(207,312)
Net increase (decrease)	4,544	$98,869	(1,170)	($40,261)

Class C shares

Sold	31,279	$715,779	70,337	$1,004,236
Distributions reinvested	7,433	158,760	—	—
Repurchased	(19,244)	(404,858)	(181,027)	(3,122,084)
Net increase (decrease)	19,468	$469,681	(110,690)	($2,117,848)

Class I shares

Sold	14,516	$326,350	12,198	$178,534
Distributions reinvested	1,116	23,848	167	2,378
Repurchased	(12,136)	(253,563)	(9,502)	(147,068)
Net increase	3,496	$96,635	2,863	$33,844

Class R1 shares

Distributions reinvested	257	$5,478	42	$588
Net increase	257	$5,478	42	$588

Net increase (decrease)	61,007	$1,394,286	(84,373)	($1,864,862)

Note 9
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2009, aggregated $10,488,733 and $12,153,961, respectively.

Annual report | U.S. Core Fund	35

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock U.S. Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock U.S. Core Fund (the “Fund”) at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2009

36	U.S. Core Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 28, 2009.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2009, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

Annual report | U.S. Core Fund	37

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock U.S.
Core Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Funds III (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with Grantham, Mayo, Van Otterloo & Co. LLC (the Subadviser) for the John Hancock U.S. Core Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group).The funds within each Category and Peer Group were selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data. Data covered the period since the Fund’s inception through December 31, 2007;

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group;

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser;

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund;

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale;

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department;

(vii) the background and experience of senior management and investment professionals; and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

38	U.S. Core Fund | Annual report

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than two full years of operational history, and considered the performance results for the Fund since its inception through December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark indexes. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance was lower than the performance of the Category and Peer Group medians, and its benchmark indexes, the Standard & Poor’s 500 Index and the Russell 1000 TR Index, over the 1-year period. The Adviser discussed its plans with respect to the Fund. The Board recognized the short operational history of the Fund and indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and not appreciably higher than the median rate of the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross Expense Ratio was higher than the median of the Peer Group and Category. The Board also noted that the Fund’s Net Expense Ratio was higher than the median of the Category but not appreciably higher than the Peer Group.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s expenses and overall plans to improve performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory

Annual report | U.S. Core Fund	39

Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Agreement Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates and the Subadviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

40	U.S. Core Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2006	51

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2006	51

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham,[2] Born: 1944	2006	51

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile
Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director,
Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[2,4] Born: 1952	2008	51

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Annual report | U.S. Core Fund	41

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2006	51

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	51

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	51

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Steven R. Pruchansky, Born: 1944	2006	51

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	23

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2006	269

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

42	U.S. Core Fund | Annual report

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2006

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since
2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive
Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2006

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice
President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since
2006) and The Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

Annual report | U.S. Core Fund	43

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2006

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group,
Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment
Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds
II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial
Corporation (until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805. The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

44	U.S. Core Fund | Annual report

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Investment Management
James R. Boyle†	Services, LLC
James F. Carlin
William H. Cunningham*	Subadviser
Deborah C. Jackson*	Grantham, Mayo, Van Otterloo & Co. LLC
Charles L. Ladner
Stanley Martin*	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky
Gregory A. Russo	Custodian
*Member of the Audit Committee	State Street Bank and Trust Company
†Non-Independent Trustee
Transfer agent
Officers	John Hancock Signature Services, Inc.
Keith F. Hartstein
President and Chief Executive Officer	Legal counsel
K&L Gates LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer	Independent registered
public accounting firm
Francis V. Knox, Jr.	PricewaterhouseCoopers LLP
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-225-5291	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:	Express mail:
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
P.O. Box 9510	Mutual Fund Image Operations
Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

Annual report | U.S. Core Fund	45

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock U.S. Core Fund.	6500A 2/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	4/09

Discussion of Fund performance

By Grantham, Mayo, Van Otterloo & Co. LLC

A brutal selloff amid sharply contracting global economies caused non-U.S. stocks in developed nations to lose roughly half of their value during the one-year reporting period ended February 28, 2009. Like the United States, the United Kingdom was hampered by a housing crisis that began in the residential market and spread well beyond it to encompass virtually the entire economy. In Japan, weak domestic and overseas demand sent that export-driven economy into a tailspin. Additionally, the U.S. dollar rallied versus most other currencies, which hampered the returns of foreign stocks quoted in dollars. Against this backdrop, the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Net Total Return Index, finished the one-year reporting period with a return of –50.22%, compared with –43.32% for the Standard & Poor’s 500 Index, a measure of U.S. large-cap stocks.

“A brutal selloff amid sharply
contracting global economies
caused non-U.S. stocks in
developed nations to lose roughly
half of their value during the one-
year reporting period . . .”

For the year ended February 28, 2009, John Hancock International Core Fund’s Class A shares returned –47.16%, at net asset value, topping the MSCI benchmark and the –49.67% result of the Morningstar Inc. foreign large value fund average. Our focus on quality and momentum led us to overweight health care, which aided performance. The Fund also had some modest derivatives exposure — mainly currency cross-hedging — that helped. Four of the Fund’s top five contributors were drug stocks, including two U.K.-based holdings, GlaxoSmithKline PLC and AstraZeneca PLC, France’s Sanofi-Aventis S.A. and Denmark’s Novo Nordisk A/S. Total S.A., a large integrated oil and gas producer headquartered in France, added value as well. Conversely, our stock picking in financials was unrewarding, as positions in Royal Bank of Scotland and HBOS, both based in Scotland, as well as Dutch holding ING Groep N.V. all detracted. Also hampering the Fund’s results was Finnish cellular handset manufacturer Nokia AB, which slashed its earnings guidance. Lastly, underweighting British energy heavyweight BP PLC had a negative impact.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks, such as political, economic and currency risks, and differences in accounting standards and financial reporting.

6	International Core Fund | Annual report

A look at performance

For the period ended February 28, 2009

		Average annual returns (%)				Cumulative total returns (%)
		with maximum sales charge (POP)				with maximum sales charge (POP)

	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A1,2	9-16-05	–49.81	—	—	–11.05	–49.81	—	—	–33.25

B	6-12-06	–49.90	—	—	–16.59	–49.90	—	—	–38.98

C	6-12-06	–48.02	—	—	–15.83	–48.02	—	—	–37.45

I3	6-12-06	–46.91	—	—	–14.85	–46.91	—	—	–35.45

R1[3]	6-12-06	–47.16	—	—	–15.32	–47.16	—	—	–36.42

1[3]	11-6-06	–46.83	—	—	–21.36	–46.83	—	—	–42.66

NAV[3]	8-29-06	–46.80	—	—	–18.79	–46.80	—	—	–40.58

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I, Class R1, Class 1 and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until June 30, 2009. The net expenses are as follows: Class A — 1.65%, Class B — 2.40%, Class C — 2.40%, Class I — 1.18%, Class R1 — 1.70%, Class 1 — 1.14% and Class NAV — 1.08%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows Class A — 1.68%, Class B — 2.48%, Class C — 2.49%, Class I — 2.34%, Class R1 — 13.85%, Class 1 — 1.16% and Class NAV — 1.11%. The Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

Performance is calculated with an opening price (prior day’s close) on the inception date.

1 Effective June 12, 2006, shareholders of the former GMO International Disciplined Equity Fund (the Predecessor Fund) became owners of that number of full and fractional shares of John Hancock International Core Fund Class A. Additionally, the accounting and performance history of the former GMO International Disciplined Equity Fund was redesignated as that of John Hancock International Core Fund Class A.

2 Class A performance linked back to the Predecessor Fund.

3 For certain types of investors, as described in the Fund’s Class I, Class R1, Class 1 and Class NAV share prospectuses.

Annual report | International Core Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in International Core Fund Class A1 shares for the period indicated. For comparison, we’ve shown the same investment in the MSCI EAFE Net Total Return Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B	6-12-06	$6,255	$6,102	$6,100

C3	6-12-06	6,255	6,255	6,100

I4	6-12-06	6,455	6,455	6,100

R1[4]	6-12-06	6,358	6,358	6,100

1[4]	11-6-06	5,734	5,734	5,422

NAV[4]	8-29-06	5,942	5,942	5,674

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I, Class R1, Class 1 and Class NAV shares, respectively, as of February 28, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

MSCI EAFE Net Total Return Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indexes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Returns are calculated and presented net of withholding tax.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 Class A performance linked back to the Predecessor Fund.

2 NAV represents net asset value and POP represents public offering price.

3 No contingent deferred sales charge applicable.

4 For certain types of investors, as described in the Fund’s Class I, Class R1, Class 1 and Class NAV share prospectuses.

8	International Core Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on September 1, 2008 with the same investment held until February 28, 2009.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-29-08	period ended 2-28-09[1]

Class A	$1,000.00	$573.50	$6.63

Class B	1,000.00	571.40	9.35

Class C	1,000.00	571.40	9.35

Class I	1,000.00	574.80	4.61

Class R1	1,000.00	573.70	6.63

Class 1	1,000.00	575.60	4.02

Class NAV	1,000.00	575.80	3.79

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | International Core Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on September 1, 2008, with the same investment held until February 28, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$1,016.40	$8.50

Class B	1,000.00	1,012.90	11.98

Class C	1,000.00	1,012.90	11.98

Class I	1,000.00	1,018.90	5.91

Class R1	1,000.00	1,016.40	8.50

Class 1	1,000.00	1,019.70	5.16

Class NAV	1,000.00	1,020.00	4.86

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.70%, 2.40%, 2.40%, 1.18%, 1.70%, 1.03% and 0.97% for Class A, Class B, Class C, Class I, Class R1, Class 1 and Class NAV, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	International Core Fund | Annual report

Portfolio summary

Top 10 holdings[1]

GlaxoSmithKline PLC	4.7%	AstraZeneca PLC	2.5%

Novartis AG	4.3%	ENI SpA	1.9%

Sanofi-Aventis SA	3.0%	Honda Motor Co., Ltd.	1.7%

Total SA	2.7%	BG Group PLC	1.4%

Nestle SA	2.5%	Seven & I Holdings Co., Ltd.	1.4%

Sector distribution[2,3]

Health care	19%	Telecommunication services	7%

Financials	14%	Materials	6%

Energy	12%	Industrials	6%

Consumer discretionary	11%	Information technology	4%

Consumer staples	11%	Other	3%

Utilities	7%

1 As a percentage of net assets on February 28, 2009, excluding cash and cash equivalents.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

3 As a percentage of net assets on February 28, 2009.

Annual report | International Core Fund	11

FINANCIAL STATEMENTS

Fund’s investments

Securities owned by the Fund on 2-28-09

Issuer	Shares	Value

Common stocks 94.52%		$664,085,067

(Cost $1,163,631,978)

Australia 2.18%		15,335,084

Australia & New Zealand Banking Group, Ltd.	223,782	1,874,404

BlueScope Steel, Ltd.	231,483	324,348

CSL, Ltd.	28,230	652,858

Foster’s Group, Ltd.	303,537	1,062,686

GPT Group	942,154	278,138

Macquarie Infrastructure Group	565,329	365,425

Mirvac Group	529,288	280,790

National Australia Bank, Ltd.	99,878	1,121,886

Origin Energy, Ltd.	197,249	1,702,737

QBE Insurance Group, Ltd.	80,664	968,824

Stockland Corp., Ltd.	657,314	1,125,849

TABCORP Holdings, Ltd.	200,677	813,175

Telstra Corp., Ltd.	480,934	1,083,864

Woodside Petroleum, Ltd.	131,012	2,981,751

Woolworths, Ltd.	42,027	698,349

Austria 0.06%		428,297

OMV AG	16,441	428,297

Belgium 0.84%		5,869,234

Belgacom SA	41,390	1,347,206

Colruyt SA	6,615	1,499,651

Delhaize Group	11,787	680,551

Dexia SA (L)	175,027	364,617

Fortis Group SA	276,099	454,936

KBC Groep NV	10,587	109,886

Mobistar SA (I)	13,941	858,289

Solvay SA	9,791	554,098

Canada 2.81%		19,765,956

Bank of Montreal	123,900	2,755,173

Bank of Nova Scotia Halifax (L)	52,900	1,193,805

BCE, Inc.	22,088	431,100

Canadian Imperial Bank of Commerce	21,200	719,053

Canadian National Railway Co.	55,200	1,772,891

Canadian Natural Resources, Ltd.	24,537	788,841

Canadian Pacific Railway, Ltd.	30,900	874,391

IGM Financial, Inc. (I)	35,300	775,812

See notes to financial statements

12	International Core Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Canada (continued)

Magna International, Inc.	32,500	$833,831

Metro, Inc.	16,400	492,438

National Bank of Canada	73,165	2,178,502

Penn West Energy Trust	32,500	286,374

Petro-Canada	106,400	2,348,461

Potash Corp. of Saskatchewan, Inc.	17,700	1,485,620

RONA, Inc. (I)	22,900	212,044

Royal Bank of Canada	63,400	1,540,896

Sun Life Financial, Inc.	68,800	1,076,724

Denmark 0.61%		4,260,873

Novo Nordisk AS	67,101	3,267,377

Vestas Wind Systems AS (I)	22,816	993,496

Finland 1.00%		7,052,186

Fortum Oyj	54,117	929,445

Neste Oil Oyj	71,913	895,783

Nokia AB Oyj	225,141	2,109,655

Nokian Renkaat Oyj (L)	13,114	154,470

Outokumpu Oyj	56,829	574,904

Rautaruukki Oyj (I)	24,529	407,028

Sampo Oyj, A Shares	123,516	1,624,491

Tietoenator Oyj	28,582	356,410

France 10.64%		74,760,898

Air France-KLM	35,593	323,399

Air Liquide SA	19,974	1,457,550

Alstom SA	21,702	1,018,338

BNP Paribas SA	128,917	4,175,003

Cap Gemini SA	25,507	730,994

Carrefour SA	20,488	684,871

Casino Guichard Perrachon SA	30,081	1,858,441

Cie de Saint-Gobain SA	28,082	640,609

Dassault Systemes SA (L)	24,363	844,312

Eramet	1,295	186,376

Essilor International SA	35,630	1,229,663

European Aeronautic Defence and Space Co.	21,616	313,839

France Telecom SA	218,492	4,882,798

GDF Suez	121,423	3,834,519

Gemalto NV (I)	29,825	750,580

Hermes International (L)	26,202	2,212,589

L’Oreal SA	18,943	1,218,551

Pernod-Ricard SA	6,593	358,995

PSA Peugeot Citroen SA	32,701	556,454

Renault Regie Nationale SA	52,522	754,176

Sanofi-Aventis SA	403,640	20,745,903

SES SA	29,225	535,287

Societe Generale	88,661	2,748,285

STMicroelectronics NV (L)	121,509	533,979

Technip SA	16,621	537,969

See notes to financial statements

Annual report | International Core Fund	13

FINANCIAL STATEMENTS

Issuer	Shares	Value

France (continued)

Total SA	411,051	$19,311,807

UBISOFT Entertainment SA (I)	30,396	452,439

Unibail-Rodamco	7,583	951,964

Vallourec SA	11,707	911,208

Germany 4.78%		33,547,409

Adidas AG	48,384	1,395,199

Aixtron AG	66,535	267,881

Allianz SE	7,174	479,160

BASF SE	31,705	873,915

Bayerische Motoren Werke (BMW) AG	70,413	1,740,384

Beiersdorf AG	9,776	405,152

Bilfinger Berger AG	13,798	474,397

Demag Cranes AG (L)	24,542	473,566

Deutsche Post AG	80,438	765,484

Deutsche Telekom AG	430,775	5,179,513

E.ON AG	71,137	1,818,592

Fresenius Medical Care AG & Co. KGaA	33,457	1,364,122

Gildemeister AG	38,107	218,580

Hannover Rueckversicherung AG	37,203	1,339,364

Heidelberger Druckmaschinen AG (L)	37,033	151,631

K&S AG	48,974	2,175,722

Kloeckner & Co. SE	32,668	369,020

Metro AG	16,169	467,628

MTU Aero Engines Holding AG	8,967	230,730

Muenchener Rueckversicherungs AG	6,302	766,443

Norddeutsche Affinerie AG (L)	51,147	1,272,806

Puma AG	4,742	708,895

RWE AG	17,141	1,076,655

Salzgitter AG	27,016	1,661,840

SAP AG	173,509	5,551,073

SGL Carbon AG (I)	39,720	878,109

Suedzucker AG	44,221	760,961

ThyssenKrupp AG	38,734	680,587

Greece 0.56%		3,905,143

Alpha Bank AE	23,975	126,426

Coca Cola Hellenic Bottling Co. SA	29,107	352,452

Marfin Investment Group SA	123,206	354,835

National Bank of Greece SA	73,910	903,502

OPAP SA	84,326	2,167,928

Hong Kong 2.51%		17,664,294

CLP Holdings, Ltd.	942,199	6,965,233

Esprit Holdings, Ltd.	199,100	1,072,237

Hang Seng Bank, Ltd.	166,900	1,846,252

Hong Kong & China Gas Co., Ltd.	841,300	1,268,722

Hong Kong Electric Holdings, Ltd.	751,854	4,635,562

Hutchison Whampoa, Ltd.	93,000	485,289

Sun Hung Kai Properties, Ltd.	103,000	798,888

Yue Yuen Industrial Holdings, Ltd.	319,218	592,111

See notes to financial statements

14	International Core Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Ireland 0.43%		$3,030,618

CRH PLC	110,125	2,261,673

Kerry Group PLC	36,190	768,945

Italy 3.14%		22,093,060

Banco Popolare Societa Cooperativa	46,371	176,828

Enel SpA	225,576	1,121,161

ENI SpA	679,409	13,560,743

Italcementi SpA	33,795	176,925

Luxottica Group SpA	41,260	537,218

Mediaset SpA	244,572	1,085,347

Prysmian SpA	23,523	193,181

Snam Rete Gas SpA	266,433	1,320,169

Telecom Italia SpA RSP	1,027,900	1,249,412

Telecom Italia SpA	1,491,391	1,418,400

Terna-Rete Elettrica Nationale SpA	300,907	934,595

UniCredit SpA	251,930	319,081

Japan 27.93%		196,199,586

ABC–Mart, Inc.	15,900	348,060

Acom Co., Ltd. (L)	12,360	302,383

Aiful Corp. (L)	195,500	201,795

Aisin Seiki Co., Ltd.	28,400	440,507

Alps Electric Co., Ltd.	64,146	177,290

Asahi Breweries, Ltd.	106,100	1,328,524

Asahi Kasei Corp.	266,000	845,168

Astellas Pharma, Inc.	85,700	2,843,821

Bank of Yokohama, Ltd.	157,000	664,909

Bridgestone Corp.	43,200	588,373

Canon, Inc.	66,500	1,678,264

Capcom Co., Ltd.	31,200	592,287

Chubu Electric Power Co., Inc.	73,100	1,802,273

Circle K Sunkus Co., Ltd.	21,300	327,381

Cosmo Oil Co., Ltd.	373,000	1,033,864

Culture Convenience Club Co., Ltd. (L)	76,100	525,080

CyberAgent, Inc. (I)(L)	896	407,328

Dai Nippon Printing Co., Ltd.	49,000	414,079

Daiei, Inc. (I)(L)	143,100	445,210

Daiichi Sankyo Co., Ltd.	62,553	1,004,972

Daito Trust Construction Co., Ltd.	24,400	768,388

Daiwa Securities Group, Inc.	216,000	741,983

Daiwabo Co., Ltd. (L)	157,000	351,692

Dena Co., Ltd.	86	252,900

Denso Corp.	38,000	721,484

Don Quijote Co., Ltd.	38,100	449,511

Dowa Holdings Co., Ltd.	120,000	369,897

Eisai Co., Ltd.	61,080	1,871,297

Electric Power Development Co., Ltd.	28,200	901,029

FamilyMart Co., Ltd.	41,000	1,383,107

Fast Retailing Co., Ltd.	51,800	5,203,309

Fuji Heavy Industries, Ltd.	366,116	1,166,573

See notes to financial statements

Annual report | International Core Fund	15

FINANCIAL STATEMENTS

Issuer	Shares	Value

Japan (continued)

Fujikura, Ltd.	154,000	$334,317

Fujitsu, Ltd.	126,000	426,759

Furukawa Electric Co., Ltd.	186,000	482,224

GS Yuasa Corp. (L)	347,000	1,425,301

Hanwa Co., Ltd.	171,000	460,661

Haseko Corp.	1,293,500	441,702

Hikari Tsushin, Inc.	25,100	404,433

Hirose Electric Co., Ltd.	12,000	1,030,342

Hitachi, Ltd.	496,000	1,235,096

Hokkaido Electric Power Co., Inc.	68,899	1,459,216

Honda Motor Co., Ltd.	490,512	11,729,507

INPEX Corp.	226	1,528,952

Iseki & Co., Ltd. (L)	195,000	442,921

ITOCHU Techno Solutions Corp.	188,000	842,978

Japan Real Estate Investment Corp., REIT	16	119,114

Japan Steel Works, Ltd.	79,000	709,660

JFE Holdings, Inc.	97,600	2,111,860

JGC Corp.	73,000	831,985

Kajima Corp.	286,000	597,852

Kakaku.com, Inc. (L)	212	625,261

Kansai Electric Power Co. Inc.	54,900	1,319,998

Kao Corp.	204,050	3,877,800

Kawasaki Kisen Kaisha Ltd.	310,000	974,567

Kenedix, Inc. (L)	1,013	70,032

Keyence Corp.	9,300	1,755,272

Kirin Brewery Co., Ltd.	21,000	202,695

Konami Corp.	45,523	642,584

Kyocera Corp.	10,200	599,002

Kyushu Electric Power Co., Inc.	52,680	1,247,607

Lawson, Inc.	38,300	1,658,459

Leopalace21 Corp.	87,400	485,526

Marubeni Corp.	300,824	933,917

Matsui Securities Co., Ltd. (L)	120,700	690,027

Mazda Motor Corp.	648,000	818,683

Mitsubishi Chemical Holdings Corp., ADR	249,500	847,460

Mitsubishi Corp.	138,495	1,723,083

Mitsubishi Heavy Industries, Ltd.	428,000	1,198,374

Mitsubishi UFJ Financial Group, Inc.	441,300	1,993,626

Mitsubishi UFJ Lease & Finance Co., Ltd.	32,050	557,748

Mitsui Mining & Smelting Co., Ltd.	606,000	853,745

Mitsui OSK Lines, Ltd.	285,000	1,444,574

Mizuho Financial Group, Inc. (L)	1,827,400	3,444,263

Murata Manufacturing Co., Ltd.	39,200	1,488,310

NEC Corp.	122,000	284,849

Net One Systems Co., Ltd.	106	148,908

Nichirei Corp.	55,000	181,599

Nintendo Co., Ltd.	4,400	1,256,197

Nippon Denko Co., Ltd.	125,000	342,530

See notes to financial statements

16	International Core Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Japan (continued)

Nippon Meat Packers, Inc.	90,000	$871,215

Nippon Mining Holdings, Inc.	564,000	1,958,850

Nippon Oil Corp.	711,000	3,388,504

Nippon Paper Group, Inc.	39,700	880,039

Nippon Telegraph & Telephone Corp.	166,100	7,102,345

Nippon Yakin Kogyo Co., Ltd.	154,000	296,504

Nippon Yusen Kabushiki Kaisha	440,000	1,815,070

Nissan Motor Co., Ltd.	1,413,000	4,313,524

Nissha Printing Co., Ltd. (L)	18,500	459,036

Nisshin Seifun Group, Inc.	78,500	792,422

Nisshinbo Industries, Inc.	76,000	542,383

Nitori Co., Ltd.	11,050	585,112

Nitto Denko Corp.	34,000	612,860

Nomura Research Institute, Ltd.	36,100	568,505

NTT DoCoMo, Inc.	4,367	6,802,996

Obayashi Corp.	214,000	899,742

Odakyu Electric Railway Co., Ltd.	97,000	716,448

OJI Paper Co., Ltd.	291,000	1,076,304

Ono Pharmaceutical Co., Ltd.	21,300	986,010

Oriental Land Co, Ltd. (L)	15,600	1,023,504

ORIX Corp.	49,620	1,007,985

Osaka Gas Co., Ltd.	1,224,120	4,376,842

Pacific Metals Co., Ltd. (L)	229,000	877,168

Panasonic Corp.	77,400	896,153

Point, Inc.	16,600	678,989

Rakuten, Inc.	2,187	1,125,365

Rengo Co., Ltd. (L)	47,000	257,006

Resona Holdings, Inc. (L)	189,400	3,247,455

Ricoh Co., Ltd.	124,000	1,400,667

Rohm Co., Ltd.	8,100	386,876

Ryohin Keikaku Co., Ltd.	32,800	1,154,132

SANKYO Co., Ltd.	38,600	1,732,346

SBI Holdings, Inc. (L)	5,624	447,903

SEGA SAMMY HOLDINGS, Inc.	200,300	1,704,557

Seiko Epson Corp.	36,800	421,012

Seven & I Holdings Co., Ltd.	449,800	9,968,386

Shimamura Co., Ltd.	10,000	516,135

Shin-Etsu Chemical Co., Ltd.	74,300	3,307,954

Shionogi & Co., Ltd.	37,000	600,843

Showa Shell Sekiyu K.K.	139,200	1,156,596

Sojitz Corp.	960,300	1,079,175

Sumco Corp.	109,400	1,355,498

Sumitomo Chemical Co., Ltd.	161,000	483,944

Sumitomo Corp.	172,200	1,437,770

Sumitomo Electric Industries, Ltd.	160,100	1,244,072

Sumitomo Metal Industries, Ltd.	715,000	1,339,395

Sumitomo Metal Mining Co., Ltd.	124,000	1,237,747

Sumitomo Trust & Banking Co., Ltd.	277,000	914,867

See notes to financial statements

Annual report | International Core Fund	17

FINANCIAL STATEMENTS

Issuer	Shares	Value

Japan (continued)

T&D Holdings, Inc.	10,350	$231,644

Taisei Corp.	421,000	745,356

Taisho Pharmaceutical Co., Ltd.	39,790	714,253

Takeda Pharmaceutical Co., Ltd.	107,189	4,329,345

Takefuji Corp. (L)	84,340	278,452

Terumo Corp.	34,400	1,054,227

Tohoku Electric Power Co., Inc.	27,900	653,223

Tokai Carbon Co., Ltd.	64,000	200,719

Tokio Marine Holdings, Inc.	26,100	592,756

Tokyo Electric Power Co., Inc.	195,900	5,530,261

Tokyo Gas Co., Ltd.	644,397	2,581,417

Tokyo Steel Manufacturing Co., Ltd.	94,900	933,008

TonenGeneral Sekiyu K.K. (L)	107,133	1,012,299

Tosoh Corp.	266,000	402,589

Toyo Engineering Corp.	146,000	395,521

Toyo Suisan Kaisha, Ltd.	50,000	1,183,329

Toyota Motor Corp.	63,000	2,017,866

UNICHARM Corp.	9,600	627,171

UNY Co., Ltd.	156,000	1,140,925

USS Co., Ltd.	14,420	581,725

Yahoo! Japan Corp. (L)	4,298	1,229,449

Yamada Denki Co., Ltd.	16,570	601,154

Yamazaki Baking Co., Ltd.	54,000	680,372

Netherlands 2.38%		16,695,605

Aegon NV	645,722	2,298,209

ArcelorMittal (L)	150,606	2,886,632

Heineken NV	94,006	2,510,026

ING Groep NV	594,258	2,686,206

Koninklijke Ahold NV	152,376	1,690,786

Koninklijke DSM NV	61,299	1,400,898

Reed Elsevier NV	86,159	957,293

TNT Post Group NV	39,937	571,759

Unilever NV	88,397	1,693,796

New Zealand 0.11%		784,435

Telecom Corp. of New Zealand, Ltd. (L)	647,193	784,435

Norway 0.26%		1,814,715

Den Norske Bank ASA	86,700	311,876

StatoilHydro ASA	90,518	1,502,839

Singapore 1.53%		10,777,819

Cosco Corp. Singapore, Ltd.	389,600	178,364

Neptune Orient Lines, Ltd.	512,488	392,836

Noble Group, Ltd.	551,633	376,804

Oversea-Chinese Banking Corp. Ltd.	260,000	742,793

SembCorp Industries, Ltd.	351,802	471,871

SembCorp Marine, Ltd.	1,013,573	899,260

Singapore Exchange, Ltd.	311,000	896,531

Singapore Press Holdings, Ltd.	815,000	1,425,120

See notes to financial statements

18	International Core Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Singapore (continued)

Singapore Telecommunications, Ltd.	2,335,350	$3,675,480

United Overseas Bank, Ltd.	137,000	872,981

Wilmar International, Ltd.	463,000	845,779

Spain 1.48%		10,408,444

Banco Bilbao Vizcaya Argentaria SA	53,323	385,206

Banco Popular Espanol SA	149,858	709,173

Banco Santander SA	105,224	642,802

Gas Natural SDG SA	34,913	625,867

Iberdrola SA	140,164	911,497

Inditex SA	48,638	1,824,533

Repsol YPF SA	168,414	2,572,326

Telefonica SA	96,933	1,783,965

Union Fenosa SA	42,289	953,075

Sweden 1.35%		9,454,187

Boliden AB (L)	319,264	878,438

Hennes & Mauritz AB, B Shares	97,231	3,606,702

Investor AB	163,146	1,841,519

Nordea Bank AB	223,424	1,113,964

SKF AB, B Shares	85,200	710,214

Svenska Handelsbanken AB, Series A	90,360	1,081,480

Swedbank AB, Series A (L)	85,800	221,870

Switzerland 9.73%		68,388,894

Ciba Holding AG	34,009	1,433,212

Compagnie Financiere Richemont SA	61,497	812,180

Lonza Group AG	7,492	718,743

Nestle SA	543,162	17,756,210

Novartis AG (L)	825,768	30,126,750

Roche Holdings AG (L)	64,550	7,327,558

Swatch Group AG	7,730	859,850

Swisscom AG	1,165	348,957

Syngenta AG	13,130	2,806,899

Synthes, Inc. AG	32,493	3,770,660

UBS AG (I)	215,450	2,017,468

Zurich Financial Services AG	2,898	410,407

United Kingdom 20.19%		141,848,330

3i Group PLC	304,136	865,484

AMEC PLC	133,376	1,030,257

Amlin PLC	105,586	514,762

Associated British Foods PLC	54,514	505,296

AstraZeneca PLC	548,396	17,390,581

Autonomy Corp. PLC (I)	81,880	1,411,153

BAE Systems PLC	135,371	714,687

Barclays PLC (L)	1,152,069	1,511,371

BG Group PLC	703,854	10,061,167

BHP Billiton PLC	30,829	480,466

BP PLC	412,363	2,627,081

British American Tobacco PLC	157,093	4,015,362

See notes to financial statements

Annual report | International Core Fund	19

 FINANCIAL STATEMENTS

Issuer	Shares	Value

United Kingdom (continued)

BT Group PLC	777,673	$993,550

Burberry Group PLC	154,114	562,318

Cable & Wireless PLC	383,547	750,592

Cadbury PLC	202,959	1,545,222

Capita Group PLC	156,958	1,481,119

Centrica PLC	324,984	1,249,778

Cobham PLC	567,123	1,556,617

Compass Group PLC	465,953	2,047,164

Diageo PLC	257,733	2,971,990

Drax Group PLC	172,080	1,271,262

DSG International PLC	1,489,056	428,233

Game Group PLC	238,544	495,924

GlaxoSmithKline PLC	2,169,110	32,898,573

Home Retail Group PLC	484,854	1,461,517

HSBC Holdings PLC	264,450	1,839,282

Imperial Tobacco Group PLC	39,937	956,171

Kingfisher PLC	454,196	813,954

Ladbrokes PLC	276,713	683,215

Lloyds Banking Group PLC	2,442,640	2,005,148

London Stock Exchange Group PLC	27,937	171,485

Next PLC	89,833	1,489,693

Old Mutual PLC	557,094	327,379

Reckitt Benckiser Group PLC	79,281	3,033,732

Reed Elsevier PLC	185,479	1,385,625

Rio Tinto PLC	90,946	2,321,587

Royal Bank of Scotland Group PLC	3,658,600	1,191,509

Royal Dutch Shell PLC, A Shares	351,116	7,708,523

Royal Dutch Shell PLC, B Shares	218,986	4,596,704

RSA Insurance Group PLC	418,317	817,872

Sage Group PLC	314,898	762,975

Scottish & Southern Energy PLC	106,393	1,733,731

Signet Jewelers, Ltd.	57,487	437,920

Smith & Nephew PLC	186,551	1,321,984

Taylor Wimpey PLC	789,825	207,260

Tesco PLC	254,215	1,205,591

Trinity Mirror PLC	121,182	53,253

Tullow Oil PLC	133,508	1,386,463

Unilever PLC	78,657	1,519,472

United Utilities Group PLC (I)	100,990	729,680

Vedanta Resources PLC	36,113	276,183

Vodafone Group PLC	5,468,815	9,690,054

William Hill PLC (L)	257,149	863,901

Wolseley PLC	379,228	957,738

Xstrata PLC	52,653	518,720

See notes to financial statements

20	International Core Fund | Annual report

FINANCIAL STATEMENTS

Issuer		Shares	Value

Preferred stocks 0.19%			$1,333,742

(Cost $2,236,727)

Germany 0.19%			1,333,742

Bayerische Motoren Werke (BMW) AG		9,567	143,091

Fresenius SE		7,239	364,237

Henkel AG & Co. KGaA		17,909	421,070

Volkswagen AG		9,046	405,344

Issuer, description		Shares	Value

Warrants 0.01%			$50,259

(Cost $0)
France 0.01%			50,259

Cie De Saint-Gobain (L)		34,176	50,259

	Interest
Issuer, description	rate	Shares	Value

Short-term investments 13.32%			$93,595,960

(Cost $93,595,960)

Cash Equivalents 9.82%			69,011,960

John Hancock Cash Investment Trust (T)(W)	0.7604% (Y)	69,011,960	69,011,960

		Principal
Issuer, description, maturity date		amount	Value

Repurchase Agreement 3.50%			24,584,000

Repurchase Agreement with State Street Corp. dated 2-27-09 at 0.050%
to be repurchased at $24,584,102 on 3-2-09, collateralized by
$25,235,000 Federal National Mortgage Association, 0.00% due
12-31-09 (valued at $25,077,281, including interest).		$24,584,000	24,584,000

Total investments (Cost $1,259,464,665)† 108.04%			$759,065,028

Other assets and liabilities, net (8.04%)			($56,479,273)

Total net assets 100.00%			$702,585,755

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

The Fund had the following five top industry concentrations as of February 28, 2009 (as a percentage of total net assets):

Pharmaceuticals	17.66%
Integrated oil & gas	9.45%
Diversified banks	5.85%
Electric utilities	4.56%
Integrated telecommunication services	4.31%

ADR American Depositary Receipts REIT Real Estate Investment Trust

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of February 28, 2009.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affilate of John Hancock Advisers, LLC.

See notes to financial statements

Annual report | International Core Fund	21

FINANCIAL STATEMENTS

(Y) Represents current yield as of February 28, 2009.

† At February 28, 2009, the aggregate cost of investment securities for federal income tax purposes was $1,268,181,238. Net unrealized depreciation aggregated $509,116,210, of which $2,783,531 related to appreciated investment securities and $511,899,741 related to depreciated investment securities.

The following is a summary of open futures contracts at February 28, 2009:

					UNREALIZED
OPEN	NUMBER OF			NOTATIONAL	APPRECIATION
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	VALUE	(DEPRECIATION)

CAC 40 Index Futures	163	Long	Mar 2009	5,581,435	($353,425)

DAX Index Futures	123	Long	Mar 2009	14,998,831	(2,899,212)

S&P/MIB 30 Index Futures	121	Long	Mar 2009	11,688,142	(3,490,037)

Topix Index Futures	159	Long	Mar 2009	12,406,220	(574,000)

SPI 200 Index Futures	68	Short	Mar 2009	3,604,707	292,223

IBEX 35 Index Futures	91	Short	Mar 2009	8,788,525	240,003
S&P/TSE 60 Index
Futures	167	Short	Mar 2009	12,832,825	1,126,231

Total					($5,658,217)

Open forward foreign currency contracts as of February 28, 2009, were as follows:

			UNREALIZED
	PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Buys

Canadian Dollar	2,244,000	4/24/09	(37,807)

Euro	8,332,721	4/24/09	65,320

Japanese Yen	1,732,884,711	4/24/09	(1,014,122)

Japanese Yen	933,091,767	4/24/09	(583,278)

New Zealand Dollar	7,220,057	4/24/09	(46,669)

Swedish Krona	121,974,130	4/24/09	(431,759)

Swedish Krona	125,670,316	4/24/09	(404,127)

Swedish Krona	121,974,130	4/24/09	(448,993)

Swiss Franc	13,034,805	4/24/09	31,912

Swiss Franc	12,651,429	4/24/09	29,554

Swiss Franc	12,651,429	4/24/09	46,383

Total			($2,793,586)

Sells

Australian Dollar	7,059,996	4/24/09	(22,003)

Australian Dollar	7,066,554	4/24/09	(15,444)

Candian Dollar	9,569,016	4/24/09	44,576

Candian Dollar	9,579,275	4/24/09	54,835

Danish Krone	4,399,063	4/24/09	(26,577)

Euro	8,782,826	4/24/09	105,308

Hong Kong Dollar	8,748,927	4/24/09	466

Japanese Yen	9,580,086	4/24/09	780,141

Norwegian Krone	1,605,076	4/24/09	2,078

Pound Sterling	15,129,198	4/24/09	(98,622)

Pound Sterling	15,168,103	4/24/09	(59,717)
Total			$765,041

See notes to financial statements

22	International Core Fund | Annual report

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 2-28-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $1,165,868,705),
including $62,413,986 of securities loaned (Note 2)	$665,469,068
Repurchase agreement, at value (Cost $24,584,000)	24,584,000
Investments in affiliated issuers, at value (Cost $69,011,960) (Note 2)	69,011,960

Total investments, at value (Cost $1,259,464,665)	759,065,028
Cash	789
Foreign currency, at value (Cost $1,619,317)	1,616,607
Cash collateral at broker for futures contracts	11,412,049
Receivable for investments sold	75,875
Receivable for forward foreign currency exchange contracts (Note 3)	1,160,573
Receivable for fund shares sold	108,018
Dividends and interest receivable	2,718,877
Receivable for security lending income	84,481
Other assets	72,841

Total assets	776,315,138

Liabilities

Payable for forward foreign currency exchange contracts (Note 3)	3,189,118
Payable for fund shares repurchased	124,450
Payable upon return of securities loaned (Note 2)	69,011,960
Payable for futures variation margin	227,585
Payable to affiliates
Fund administration fees	15,043
Transfer agent fees	172,881
Trustees’ fees	15,505
Distribution and service fees	162
Investment management fees	37,043
Other payables and accrued expenses	935,636

Total liabilities	73,729,383

Net assets

Capital paid-in	$1,292,585,823
Undistributed net investment income	4,080,890
Accumulated net realized loss on investments, futures contracts and
foreign currency transactions.	(85,892,890)
Net unrealized depreciation on investments, futures, and translation of
assets and liabilities in foreign currencies.	(508,188,068)

Net assets	$702,585,755

See notes to financial statements

Annual report | International Core Fund	23

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

The Fund has an unlimited number of shares authorized with no par value.
Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$54,097,401
Shares outstanding	2,935,520
Net asset value and redemption price per share	$18.43

Class B1
Net assets	$6,802,802
Shares outstanding	370,465
Net asset value and offering price per share	$18.36

Class C1
Net assets	$4,416,205
Shares outstanding	240,488
Net asset value and offering price per share	$18.36

Class I
Net assets	$901,739
Shares outstanding	48,865
Net asset value, offering price and redemption price per share	$18.45

Class R1
Net assets	$84,641
Shares outstanding	4,609
Net asset value, offering price and redemption price per share	$18.36

Class 1
Net assets	$33,716,568
Shares outstanding	1,824,803
Net asset value, offering price and redemption price per share	$18.48

Class NAV
Net assets	$602,566,399
Shares outstanding	32,631,424
Net asset value, offering price and redemption price per share	$18.47

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$19.40

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

24	International Core Fund | Annual report

FINANCIAL STATEMENTS

Statement of operations For the year ended 2-28-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$49,201,230
Securities lending	1,154,557
Income from affiliated issuers	320,498
Interest	737,359
Less foreign taxes withheld	(4,203,230)

Total investment income	47,210,414
Expenses

Investment management fees (Note 6)	10,254,413
Distribution and service fees (Note 6)	575,489
Transfer agent fees (Note 6)	487,205
Fund administration fees (Note 6)	139,448
State registration fees (Note 6)	86,856
Printing and postage fees (Note 6)	28,332
Audit and legal fees	145,145
Custodian fees	1,282,450
Registration fees	30,294
Trustees’ fees (Note 7)	140,973
Miscellaneous	33,140

Total expenses	13,203,745
Less expense reductions (Note 6)	(155,041)

Net expenses	13,048,704

Net investment income	34,161,710

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(45,405,634)
Futures contracts	(34,159,325)
Foreign currency transactions	10,462,860
(69,102,099)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(562,632,353)
Futures contracts	8,057,406
Translation of assets and liabilities in foreign currencies	(7,890,033)
(562,464,980)
Net realized and unrealized loss	(631,567,079)

Decrease in net assets from operations	($597,405,369)

See notes to financial statements

Annual report | International Core Fund	25

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	2-29-08	2-28-09

Increase (decrease) in net assets

From operations
Net investment income	$31,797,681	$34,161,710
Net realized gain (loss)	159,866,565	(69,102,099)
Change in net unrealized appreciation (depreciation)	(210,972,387)	(562,464,980)

Decrease in net assets resulting from operations	(19,308,141)	(597,405,369)

Distributions to shareholders
From net investment income
Class A	(1,428,621)	(4,321,830)
Class B	(84,722)	(472,033)
Class C	(64,270)	(317,559)
Class I	(34,527)	(74,417)
Class R1	(1,255)	(6,065)
Class 1	(1,180,905)	(2,869,724)
Class NAV	(20,701,580)	(47,361,960)
From net realized gain
Class A	(12,052,892)	(3,282,454)
Class B	(1,960,810)	(430,078)
Class C	(1,487,649)	(289,334)
Class I	(206,228)	(50,482)
Class R1	(10,954)	(4,617)
Class 1	(6,868,892)	(1,934,564)
Class NAV	(116,609,468)	(31,534,234)

Total distributions	(162,692,773)	(92,949,351)

From Fund share transactions (Note 8)	495,364,086	(263,717,872)

Total increase (decrease)	313,363,172	(954,072,592)

Net assets

Beginning of year	1,343,295,175	1,656,658,347

End of year	$1,656,658,347	$702,585,755

Undistributed net investment income	$14,685,496	$4,080,890

See notes to financial statements

26	International Core Fund | Annual report

FINANCIAL STATEMENTS

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	2-28-06[1]	2-28-07[2]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$32.60	$36.26	$43.30	$39.06
Net investment income[3]	0.19	0.63	0.35	0.76
Net realized and unrealized gain (loss) on investments	3.47	6.79	(0.35)	(18.65)
Total from investment operations	3.66	7.42	—	(17.89)
Less distributions
From net investment income	—	—	(0.45)	(1.56)
From net realized gain	—	(0.38)	(3.79)	(1.18)
Total distributions	—	(0.38)	(4.24)	(2.74)
Net asset value, end of year	$36.26	$43.30	$39.06	$18.43
Total return (%)[4,5]	11.23[6]	20.48	(0.76)	(47.16)

Ratios and supplemental data

Net assets, end of year (in millions)	$17	$12	$130	$54
Ratios (as a percentage of average net assets):
Expenses before reductions	2.22[7]	2.23	1.68	1.75
Expenses net of fee waivers	0.55[7]	1.40	1.65	1.75
Expenses net of all fee waivers and credits	0.55[7]	1.40	1.65	1.70
Net investment income	1.23[7]	1.58	0.78	2.33
Portfolio turnover (%)	22	37	50[8]	54

1 Class A shares began operations on 9-16-05.

2 Effective June 12, 2006, shareholders of the former GMO International Disciplined Equity Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class A shares of the John Hancock International Core Fund. Additionally, the accounting and performance history of the former GMO International Disciplined Equity Fund was redesignated as that of John Hancock International Core Fund Class A.

3 Based on the average of the shares outstanding.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Not annualized.

7 Annualized.

8 Excludes merger activity.

See notes to financial statements

Annual report | International Core Fund	27

FINANCIAL STATEMENTS

CLASS B SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$35.92	$43.08	$38.80
Net investment income (loss)[2]	(0.25)	—[3]	0.53
Net realized and unrealized gain (loss) on investments	7.79	(0.33)	(18.49)
Total from investment operations	7.54	(0.33)	(17.96)
Less distributions
From net investment income	—	(0.16)	(1.30)
From net realized gain	(0.38)	(3.79)	(1.18)
Total distributions	(0.38)	(3.95)	(2.48)
Net asset value, end of year	$43.08	$38.80	$18.36
Total return (%)[4,5]	21.01[6]	(1.48)	(47.53)

Ratios and supplemental data
Net assets, end of year (in millions)	$1	$20	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	6.83[7]	2.48	2.75
Expenses net of fee waivers	2.39[7]	2.41	2.63
Expenses net of all fee waivers and credits	2.39[7]	2.40	2.40
Net investment income (loss)	(0.84)[7]	—[8]	1.64
Portfolio turnover (%)	37	50[9]	54

1 Class B shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Less than $0.01 per share.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Not annualized.

7 Annualized.

8 Less than 0.01%.

9 Excludes merger activity.

CLASS C SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$35.92	$43.09	$38.81
Net investment income (loss)[2]	(0.24)	0.13	0.55
Net realized and unrealized gain (loss) on investments	7.79	(0.46)	(18.52)
Total from investment operations	7.55	(0.33)	(17.97)
Less distributions
From net investment income	—	(0.16)	(1.30)
From net realized gain	(0.38)	(3.79)	(1.18)
Total distributions	(0.38)	(3.95)	(2.48)
Net asset value, end of year	$43.09	$38.81	$18.36
Total return (%)[3,4]	21.04[5]	(1.48)	(47.55)

Ratios and supplemental data

Net assets, end of year (in millions)	$4	$15	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	3.72[6]	2.49	2.59
Expenses net of fee waivers	2.39[6]	2.40	2.43
Expenses net of all fee waivers and credits	2.39[6]	2.40	2.40
Net investment income (loss)	(0.79)[6]	0.28	1.69
Portfolio turnover (%)	37	50[7]	54

1 Class C shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Annualized.

7 Excludes merger activity.

See notes to financial statements

28	International Core Fund | Annual report

FINANCIAL STATEMENTS

CLASS I SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$35.92	$43.43	$39.20
Net investment income[2]	0.16	0.55	0.94
Net realized and unrealized gain (loss) on investments	7.73	(0.35)	(18.77)
Total from investment operations	7.89	0.20	(17.83)
Less distributions
From net investment income	—	(0.64)	(1.74)
From net realized gain	(0.38)	(3.79)	(1.18)
Total distributions	(0.38)	(4.43)	(2.92)
Net asset value, end of year	$43.43	$39.20	$18.45
Total return (%)[3,4]	21.99[5]	(0.33)	(46.91)

Ratios and supplemental data

Net assets, end of year (in millions)	—[6]	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	12.52[7]	2.34	2.37
Expenses net of fee waivers	1.20[7]	1.18	1.18
Expenses net of all fee waivers and credits	1.20[7]	1.18	1.18
Net investment income	0.56[7]	1.24	2.87
Portfolio turnover (%)	37	50[8]	54

1 Class I shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Less than $500,000.

7 Annualized.

8 Excludes merger activity.

CLASS R1 SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance
Net asset value, beginning of year	$35.92	$43.19	$38.94
Net investment income (loss)[2]	(0.03)	0.66	0.69
Net realized and unrealized gain (loss) on investments	7.68	(0.69)	(18.54)
Total from investment operations	7.65	(0.03)	(17.85)
Less distributions
From net investment income	—	(0.43)	(1.55)
From net realized gain	(0.38)	(3.79)	(1.18)
Total distributions	(0.38)	(4.22)	(2.73)
Net asset value, end of year	$43.19	$38.94	$18.36
Total return (%)[3,4]	21.32[5]	(0.82)	(47.16)

Ratios and supplemental data

Net assets, end of year (in millions)	—[6]	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	20.40[7]	13.85	15.16
Expenses net of fee waivers	1.94[7]	1.70	2.10
Expenses net of all fee waivers and credits	1.94[7]	1.70	1.70
Net investment income (loss)	(0.10)[7]	1.48	2.21
Portfolio turnover (%)	37	50[8]	54

1 Class R1 shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Less than $500,000.

7 Annualized.

8 Excludes merger activity.

See notes to financial statements

Annual report | International Core Fund	29

FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance
Net asset value, beginning of year	$40.56	$43.43	$39.22
Net investment income[2]	0.02	0.95	0.93
Net realized and unrealized gain (loss) on investments	3.26	(0.72)	(18.74)
Total from investment operations	3.28	0.23	(17.81)
Less distributions
From net investment income	(0.03)	(0.65)	(1.75)
From net realized gain	(0.38)	(3.79)	(1.18)
Total distributions	(0.41)	(4.44)	(2.93)
Net asset value, end of year	$43.43	$39.22	$18.48
Total return (%)[3,4]	8.11[5]	(0.25)	(46.83)

Ratios and supplemental data

Net assets, end of year (in millions)	$82	$74	$34
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23[6]	1.16	1.10
Expenses net of fee waivers	1.17[6]	1.14	1.10
Expenses net of all fee waivers and credits	1.17[6]	1.14	1.10
Net investment income	0.16[6]	2.09	2.88
Portfolio turnover (%)	37	50[7]	54

1 Class 1 shares began operations on 11-6-06.

2 Based on the average of the shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Annualized.

7 Excludes merger activity.

CLASS NAV SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$39.18	$43.42	$39.21
Net investment income[2]	0.08	0.95	0.99
Net realized and unrealized gain (loss) on investments	4.58	(0.70)	(18.78)
Total from investment operations	4.66	0.25	(17.79)
Less distributions
From net investment income	(0.04)	(0.67)	(1.77)
From net realized gain	(0.38)	(3.79)	(1.18)
Total distributions	(0.42)	(4.46)	(2.95)
Net asset value, end of year	$43.42	$39.21	$18.47
Total return (%)[3,5]	11.90[4]	(0.20)	(46.80)

Ratios and supplemental data
Net assets, end of year (in millions)	$1,244	$1,415	$603
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08[6]	1.11	1.04
Expenses net of fee waivers	1.08[6]	1.08	1.04
Expenses net of all fee waivers and credits	1.08[6]	1.08	1.04
Net investment income	0.38[6]	2.09	3.06
Portfolio turnover (%)	37	50[7]	54

1 Class NAV shares began operations on 8-29-06.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Annualized.

7 Excludes merger activity.

See notes to financial statements

30	International Core Fund | Annual report

Notes to financial statements

Note 1
Organization

John Hancock International Core Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust). The Trust was established as a Massachusetts business trust on June 9, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end investment management company. The investment objective of the Fund is to seek high total return.

John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (the Adviser), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Funds, LLC (the Distributor), a Delaware limited liability company, an affiliate of the Adviser, serves as principal underwriter.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, including classes designated as Class A, Class B, Class C, Class I, Class R1, Class 1 and Class NAV shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors. Class R1 shares are available only to certain retirement plans. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class NAV shares are sold to affiliated funds of funds, which are funds of funds within the John Hancock funds complex. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bear distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

The Adviser and other affiliates of John Hancock USA owned 3,461 shares of beneficial interest of Class R1 of the Fund on February 28, 2009.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the

Annual report | International Core Fund	31

securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Cash Investment Trust (JHCIT), an affiliate of the Adviser is valued at its net asset value each business day.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$121,984,752	($5,658,217)

Level 2 — Other Significant Observable Inputs	637,080,276	(2,028,545)

Level 3 — Significant Unobservable Inputs	—	—
Total	$759,065,028	($7,686,762)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

32	International Core Fund | Annual report

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/ amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures. The Fund uses identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintain the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in JHCIT. The Fund may receive compensation for lending its securities either in the form of fees and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Line of credit

The Fund has entered into an agreement which enables them to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to the Fund on a prorated basis based on average net assets. Prior to February 19, 2009, the commitment fee was 0.05% per annum. For the year ended February 28, 2009, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults,

Annual report | International Core Fund	33

the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, transfer agent fees, state registration fees and printing and postage fees for Class A, Class B, Class C, Class I, Class R1, Class 1 and Class NAV shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Foreign currency translation

The books and records of the Fund are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $22,481,963 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: February 28, 2010 — $3,926,894 and February 28, 2017 — $18,555,069. Availability of a certain amount of the loss carryforwards, which were acquired in previous years due to mergers, may be limited in a given year.

Net capital losses of $54,694,354 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on March 1, 2009, the first day of the Fund’s next taxable year.

As of February 28, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal

34	International Core Fund | Annual report

tax returns filed in the 3-year period ended February 28, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends and capital gains distributions, if any, annually. During the year ended February 29, 2008, the tax character of distributions paid was as follows: ordinary income $61,419,948 and long-term capital gain $101,272,825. During the year ended February 28, 2009, the tax character of distributions paid was as follows: ordinary income $55,423,590 and long-term capital gain $37,525,761. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of February 28, 2009, the components of distributable earnings on a tax basis included $2,092,678 of undistributable ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies, differing treatment of capital gain/loss transactions and expiration of capital loss carryforwards.

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. As of February 28, 2009, management does not believe that the adoption of FAS 161 will have a material impact on the amounts reported in the financial statements.

Note 3
Financial instruments

Futures

The Fund may purchase and sell financial futures contracts and options on those contracts. A Fund uses futures contracts to manage against a decline in the value of securities owned by the Fund. When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized

Annual report | International Core Fund	35

but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward foreign currency contracts

The Fund may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Note 4
Risk and uncertainties
Concentration risk

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Sector risk — health care industry

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Health care companies can be hurt by economic declines and other factors. For instance, when economic conditions deteriorate, health care stocks may decline. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Derivatives and counterparty risk

The use of derivative instruments may involve risk different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations of that, in the event of default, the fund will succeed in enforcing them.

Risks associated with foreign investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of Funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets,

36	International Core Fund | Annual report

while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Note 5
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 6
Investment advisory and other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.92% of the first $100,000,000 of the Fund’s aggregate daily net assets; (b) 0.895% of the next $900,000,000 of the Fund’s aggregate daily net assets; and (c) 0.88% of the Fund’s aggregate daily net assets in excess of $1,000,000,000. Aggregate net assets include the net assets of the Fund, and International Core Trust, a series of John Hancock Trust and International Core Fund, a series of John Hancock Funds II. The Advisor has a subadvisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC.

The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended February 28, 2009, were equivalent to an annual effective rate of 0.89% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reimburse or limit certain Fund level expenses to 0.20% of the Fund’s average annual net assets which are allocated pro rata to all share classes. This agreement excludes taxes, portfolio brokerage commissions, interest, advisory fees, distribution and service fees, transfer agent fees, state registration fees, printing and postage fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded.

In addition, the Adviser has agreed to reimburse or limit certain expenses for each share class. This agreement excludes taxes, portfolio brokerage commissions, interest and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded. The reimbursements and limits are such that these expenses will not exceed 1.70% for Class A shares, 2.40% for Class B, 2.40% for Class C, 1.18% for Class I, 1.70% for Class R1, 1.15% for Class 1 and 1.12% for Class NAV. Accordingly, the expense reductions or reimbursements related to these agreements were $467, $15,869, $15,710, $18,082, $16,021, $245 and $0 for Class A, Class B, Class C, Class I, Class R1, Class 1 and Class NAV, respectively for the year ended February 28, 2009. The expense reimbursements and limits will continue in effect until June 30, 2009 and thereafter until terminated by the Adviser on notice to the Trust.

Annual report | International Core Fund	37

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

The fund administration fees incurred for the year ended February 28, 2009, were $139,448 with an annual effective rate of 0.01% of the Fund’s average daily net assets.

The Trust has a Distribution Agreement with the Distributor. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R1, pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.50% of average daily net asset value of Class A, Class B, Class C and Class R1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

In addition, the Fund has also adopted a Service Plan for Class R1 shares. Under the Service Plan, the Fund may pay up to 0.25% of Class R1 average daily net asset value for certain other services. The Service Plan fees incurred for the year ended February 28, 2009, were equivalent to an annual effective rate of 0.15% of the Class R1 average daily net assets.

Class A shares are assessed up-front sales charges. During the year ended February 28, 2009, the Distributor received net up-front sales charges of $46,233 with regard to sales of Class A shares. Of this amount, $6,155 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $34,877 was paid as sales commissions to unrelated broker-dealers and $5,201 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock USA, is the indirect sole shareholder of Signator Investors. Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended February 28, 2009, CDSCs received by the Distributor amounted to $21,164 for Class B shares and $2,902 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.05% for Classes A, B, C and R1, and 0.04% for Class I, based on each class’s average daily net assets. From March 1, 2008 to May 31, 2008, Class I paid a monthly transfer agent fee at a total annual rate of 0.05% of its average daily net assets. Additionally, Class 1 and NAV do not pay transfer agent fees.

• The Fund pays Signature Services a monthly fee which is based on an annual rate of $16.50 per shareholder accounts for all classes except Class 1 and NAV. From March 1, 2008 to May 31, 2008, the Fund paid Signature Services monthly a fee which was based on an annual rate of $15.00 for each Class A shareholder account, $17.50

38	International Core Fund | Annual report

for each Class B shareholder account, $16.50 for each Class C shareholder account and $15.00 for each Class R1 shareholder account. During this period, there were no fees assessed for Class I, 1 and NAV.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

In addition, Signature Services had agreed to contractually limit the transfer agent fees to 0.30% through December 31, 2008. Fee reductions under this plan were $87,320 for the period ended February 28, 2009. Also, Signature Services had voluntarily agreed to further limit transfer agent fees for Class R1 shares so that such fees do not exceed 0.05% annually of the class’s average daily net assets until May 31, 2008. Fee reductions related to this limitation for Class R1 was $76.

The Fund receives earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended February 28, 2009, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $1,251 for transfer agent credits earned.

Class level expenses including the allocation of the transfer agent fees for the year ended February 28, 2009 were as follows:

	Distribution and	Transfer	State	Printing and
Share class	service fees	agent fees	registration fees	postage fees

Class A	$306,610	$372,316	$21,286	$16,278
Class B	139,122	78,675	15,630	3,120
Class C	100,196	33,387	18,462	1,781
Class I	—	1,929	15,669	2,524
Class R1	613	898	15,809	—
Class 1	28,948	—	—	4,629
Total	$575,489	$487,205	$86,856	$28,332

Note 7
Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

Note 8
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization, reinvested and repurchased during the years ended February 29, 2008, and February 28, 2009, along with the corresponding dollar value.

	Year ended 2-29-08		Year ended 2-28-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	1,465,538	$65,700,113	868,006	$31,009,566
Issued in reorganization	2,188,767	102,289,840	—	—
Distributions reinvested	298,965	12,673,075	312,601	7,133,545
Repurchased	(903,245)	(38,268,180)	(1,574,957)	(51,354,224)
Net increase (decrease)	3,050,025	$142,394,848	(394,350)	($13,211,113)

Class B shares

Sold	111,794	$5,054,286	44,605	$1,365,379
Issued in reorganization	519,204	24,096,952	—	—
Distributions reinvested	45,949	1,937,144	35,129	799,788
Repurchased	(195,340)	(8,566,851)	(213,470)	(6,559,803)
Net increase (decrease)	481,607	$22,521,531	(133,736)	($4,394,636)

Annual report | International Core Fund	39

	Year ended 2-29-08		Year ended 2-28-09
	Shares	Amount	Shares	Amount
Class C shares

Sold	239,764	$11,103,560	34,564	$1,073,646
Issued in reorganization	123,192	5,718,520	—	—
Distributions reinvested	34,387	1,450,443	19,420	442,188
Repurchased	(104,940)	(4,451,373)	(209,982)	(6,645,314)
Net increase (decrease)	292,403	$13,821,150	(155,998)	($5,129,480)

Class I shares

Sold	66,404	$3,070,600	35,930	$1,090,861
Issued in reorganization	3,865	181,228	—	—
Distributions reinvested	4,834	205,394	4,317	98,505
Repurchased	(6,887)	(323,804)	(64,731)	(2,262,026)
Net increase (decrease)	68,216	$3,133,418	(24,484)	($1,072,660)

Class R1 shares

Sold	1,245	$48,556	621	$16,272
Distributions reinvested	289	12,209	470	10,681
Repurchased	(144)	(5,493)	(717)	(25,761)
Net increase	1,390	$55,272	374	$1,192

Class 1 shares

Sold	188,611	$8,598,212	97,067	$2,952,539
Distributions reinvested	189,362	8,049,797	210,437	4,804,287
Repurchased	(376,865)	(16,502,541)	(366,172)	(11,643,597)
Net increase (decrease)	1,108	$145,468	(58,668)	($3,886,771)

Class NAV shares

Sold	6,108,534	$264,764,263	6,143,850	$168,517,274
Distributions reinvested	3,230,848	137,311,048	3,457,327	78,896,195
Repurchased	(1,895,287)	(88,782,912)	(13,054,397)	(483,437,873)
Net increase (decrease)	7,444,095	$313,292,399	(3,453,220)	($236,024,404)

Net increase (decrease)	11,338,844	$495,364,086	(4,220,082)	($263,717,872)

Note 9
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2009, aggregated $598,006,431 and $891,720,973, respectively.

Note 10
Reorganization

On April 18, 2007, the shareholders of John Hancock International Fund (International Fund) approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the International Fund in exchange for Class A, Class B, Class C and Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 2,188,767 Class A shares, 519,204 Class B shares, 123,192 Class C shares and 3,865 Class I shares of the Fund for the net assets of the International Fund, which amounted to $102,289,840, $24,096,952, $5,718,520 and $181,228 for Class A, Class B, Class C and Class I shares of the International Fund, respectively, including the total of $24,329,893 of unrealized appreciation, after the close of business on May 25, 2007.

40	International Core Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock International Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Core Fund (the “Fund”) at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2009

Annual report | International Core Fund	41

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 28, 2009.

The Fund has designated distributions to shareholders of $37,525,761 as a long-term capital gain dividend.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

42	International Core Fund | Annual report

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
International Core Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Funds III (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with Grantham, Mayo, Van Otterloo & Co. LLC (the Subadviser) for the John Hancock International Core Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”). The funds within each Category and Peer Group were selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data. Data covered the period since the Fund’s inception through December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser,

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale,

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vii) the background and experience of senior management and investment professionals, and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The

Annual report | International Core Fund	43

key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than three full years of operational history, and considered the performance results for the Fund since its inception through December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the 1-year period was lower than the performance its benchmark index, the MSCI EAFE Index, as was the Category and Peer Group medians. The Board viewed favorably that the Fund’s performance was higher than the performance of its Peer Group and Category medians.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was not appreciably higher than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the medians of the Peer Group and Category.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

44	International Core Fund | Annual report

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Agreement Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates and the Subadviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Annual report | International Core Fund	45

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2006	51

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2006	51

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham,[2] Born: 1944	2006	51

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile
Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director,
Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[2,4] Born: 1952	2008	51

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

46	International Core Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2006	51

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	51

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	51

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Steven R. Pruchansky, Born: 1944	2006	51

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo,[4] Born: 1949	2008	23

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2006	269

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Annual report | International Core Fund	47

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2006

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since
2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive
Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2006

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice
President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since
2006) and The Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

48	International Core Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2006

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group,
Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment
Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds
II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial
Corporation (until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805. The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

Annual report | International Core Fund	49

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Investment Management
James R. Boyle†	Services, LLC
James F. Carlin
William H. Cunningham*	Subadviser
Deborah C. Jackson*	Grantham, Mayo, Van Otterloo & Co. LLC
Charles L. Ladner
Stanley Martin*	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky
Gregory A. Russo	Custodian
*Member of the Audit Committee	State Street Bank and Trust Company
†Non-Independent Trustee
Transfer agent
Officers	John Hancock Signature Services, Inc.
Keith F. Hartstein
President and Chief Executive Officer	Legal counsel
K&L Gates LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer	Independent registered
public accounting firm
Francis V. Knox, Jr.	PricewaterhouseCoopers LLP
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-225-5291	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:	Express mail:
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
P.O. Box 9510	Mutual Fund Image Operations
Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

50	International Core Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock International Core Fund.	6600A 2/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	4/09

Discussion of Fund performance

By Grantham, Mayo, Van Otterloo & Co. LLC

The U.S. market fell significantly during the 12-month review period ended February 28, 2009, with a large portion of the pain coming in the later half of 2008 and the first months of 2009. With the escalation of financial sector turmoil and increasing spillover into the broader economy, the equity markets had brief spells of resistance, but in the end were unable to avoid the malaise. For the 12 months ended February 28, 2009, the Russell 2500 Growth Index finished down 44.20%. Telecommunication services was the best-performing sector in the benchmark, while energy was the worst.

“The U.S. market fell significantly
during the 12-month review
period...with a large portion of
the pain coming in the later half of
2008 and the first months of 2009.”

For the 12 months ended February 28, 2009, John Hancock Growth Opportunities Fund’s Class A shares returned –44.46% at net asset value. By comparison, the Russell 2500 Growth Index returned –44.20% and the average mid-cap growth fund returned –44.56%, according to Morningstar, Inc.

Sector selection detracted from relative returns while stock selection added. Sector weightings adding to relative returns included an overweight in consumer discretionary, while sector weightings detracting from relative returns included an overweight in energy. Stock selections in consumer discretionary added to relative returns, while picks in health care detracted. Individual names adding to returns versus the benchmark included overweight positions in Ross Stores, Inc., Advance Auto Parts, Inc. and Philadelphia Consolidated Holdings, Inc., which we sold at the time it was taken over by Tokio Marine, while overweight positions detracting from relative returns included Walter Industries, Inc., Massey Energy, which we sold, and Tenet Healthcare.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Growth Opportunities Fund | Annual report

A look at performance

For the period ended February 28, 2009

		Average annual returns (%)				Cumulative total returns (%)
		with maximum sales charge (POP)				with maximum sales charge (POP)

	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A1,2	9-16-05	–47.23	—	—	–17.29	–47.23	—	—	–48.06

B	6-12-06	–47.55	—	—	–22.41	–47.55	—	—	–49.90

C	6-12-06	–45.41	—	—	–21.58	–45.41	—	—	–48.41

I3	6-12-06	–44.21	—	—	–20.72	–44.21	—	—	–46.86

R1[3]	6-12-06	–44.49	—	—	–21.17	–44.49	—	—	–47.68

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R1 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until June 30, 2009. The net expenses are as follows: Class A — 1.54%, Class B — 2.24%, Class C — 2.24%, Class I — 1.14% and Class R1 — 1.64%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.81%, Class B — 2.61%, Class C — 3.14%, Class I — 12.17% and Class R1 — 15.83%. The Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Performance is calculated with an opening price (prior day’s close) on the inception date.

1 Effective June 12, 2006, shareholders of the former GMO Small/Mid Cap Growth Fund (the Predecessor Fund) became owners of that number of full and fractional shares of John Hancock Growth Opportunities Fund. Additionally, the accounting and performance history of the former GMO Small/Mid Cap Growth Fund was redesignated as that of Class A of John Hancock Growth Opportunities Fund.

2 Performance linked to the Predecessor Fund.

3 For certain types of investors, as described in the Fund’s Class I and Class R1 share prospectuses.

Annual report | Growth Opportunities Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Growth Opportunities Fund Class A shares1 for the period indicated. For comparison, we’ve shown the same investment in the Russell 2500 Growth Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B	6-12-06	$5,164	$5,010	$6,054

C3	6-12-06	5,159	5,159	6,054

I4	6-12-06	5,314	5,314	6,054

R1[4]	6-12-06	5,232	5,232	6,054

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R1 shares, respectively, as of February 28, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 2500 Growth Index is an unmanaged index containing those securities in the Russell 2500 Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 Performance linked to the Predecessor Fund.

2 NAV represents net asset value and POP represents public offering price.

3 No contingent deferred sales charge applicable.

4 For certain types of investors, as described in the Fund’s Class I and Class R1 share prospectuses.

8	Growth Opportunities Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on September 1, 2008 with the same investment held until February 28, 2009.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$526.50	$5.83

Class B	1,000.00	525.30	8.47

Class C	1,000.00	525.00	8.47

Class I	1,000.00	527.80	4.32

Class R1	1,000.00	526.40	6.21

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Growth Opportunities Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on September 1, 2008, with the same investment held until February 28, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$1,017.20	$7.70

Class B	1,000.00	1,013.70	11.18

Class C	1,000.00	1,013.70	11.18

Class I	1,000.00	1,019.10	5.71

Class R1	1,000.00	1,016.70	8.20

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.54%, 2.24%, 2.24%, 1.14% and 1.64% for Class A, Class B, Class C, Class I and Class R1, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Growth Opportunities Fund | Annual report

Portfolio summary

Top 10 holdings[1]

Ross Stores, Inc.	3.6%	Advance Auto Parts, Inc.	1.6%

Dollar Tree, Inc.	2.6%	J.B. Hunt Transport Services, Inc.	1.5%

Edwards Lifesciences Corp.	2.2%	Myriad Genetics, Inc.	1.4%

FLIR Systems, Inc.	2.0%	Mantech International Corp.	1.3%

ITT Educational Services, Inc.	1.9%	Global Payments, Inc.	1.2%

Sector distribution[2,3]

Consumer discretionary	20%	Financials	13%

Health care	19%	Energy	7%

Information technology	17%	Consumer staples	4%

Industrials	16%	Materials	4%

1 As a percentage of net assets on February 28, 2009, excluding cash and cash equivalents.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

3 As a percentage of net assets on February 28, 2009.

Annual report | Growth Opportunities Fund	11

FINANCIAL STATEMENTS

Fund’s investments

Securities owned by the Fund on 2-28-09

Issuer	Shares	Value

Common stocks 97.20%		$40,976,111

(Cost $63,266,533)

Advertising 0.08%		34,938

Arbitron, Inc.	2,700	34,938

Aerospace & Defense 0.97%		409,553

Aerovironment, Inc. (I) (L)	2,200	68,684

American Science & Engineering, Inc.	700	42,483

Applied Signal Technology, Inc.	1,000	19,120

Argon ST, Inc. (I)	2,900	49,329

Axsys Technologies, Inc. (I)	1,400	46,494

Stanley, Inc. (I)	2,000	62,020

Teledyne Technologies, Inc. (I)	5,300	121,423

Agricultural Products 0.19%		79,672

Darling International, Inc. (I)	18,400	79,672

Air Freight & Logistics 0.41%		171,793

Forward Air Corp.	3,600	59,904

HUB Group, Inc., Class A (I)	5,300	95,188

Pacer International, Inc.	5,700	16,701

Airlines 0.01%		5,806

Alaska Air Group, Inc. (I)	100	2,191

Delta Air Lines, Inc. (I)	200	1,006

Hawaiian Holdings, Inc. (I)	500	1,585

Skywest, Inc.	100	1,024

Alternative Carriers 0.08%		32,604

Premiere Global Services, Inc. (I)	3,900	32,604

Apparel Retail 6.18%		2,606,776

Aeropostale, Inc. (I)	15,500	359,445

Buckle, Inc.	9,625	228,401

Charlotte Russe Holding, Inc. (I)	200	1,052

Finish Line, Inc., Class A	12,000	49,800

JOS. A. Bank Clothiers, Inc. (I)	1,600	36,160

New York & Co., Inc. (I)	4,300	9,374

Ross Stores, Inc.	49,400	1,458,288

Urban Outfitters, Inc. (I)	27,900	464,256

Apparel, Accessories & Luxury Goods 0.59%		247,564

True Religion Apparel, Inc. (I)	7,700	78,694

Warnaco Group, Inc. (I)	7,800	168,870

See notes to financial statements

12	Growth Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Application Software 2.76%		$1,161,489

ACI Worldwide, Inc. (I)	3,600	64,296

ANSYS, Inc. (I)	13,786	278,064

Compuware Corp. (I)	40,900	241,719

Net 1 UEPS Technologies, Inc. (I)	4,100	59,327

Parametric Technology Corp. (I)	15,400	125,356

Pegasystems, Inc.	7,500	107,475

Solera Holdings, Inc. (I)	9,400	195,426

Tyler Technologies, Inc. (I)	6,600	89,826

Asset Management & Custody Banks 1.63%		686,980

Cohen & Steers, Inc.	2,400	21,576

Eaton Vance Corp.	13,500	233,550

Federated Investors, Inc., Class B	11,900	224,434

Gamco Investors, Inc., Class A	1,400	40,600

SEI Investments Co.	9,200	108,928

Waddell & Reed Financial, Inc., Class A	4,100	57,892

Auto Parts & Equipment 0.11%		47,520

Exide Technologies (I)	8,500	27,710

Fuel Systems Solutions, Inc. (I) (L)	1,000	19,810

Automotive Retail 1.64%		690,413

Advance Auto Parts, Inc.	18,050	690,413

Biotechnology 4.34%		1,829,020

Abraxis Bioscience, Inc. (I)	2,200	128,788

Acorda Therapeutics, Inc. (I)	3,800	83,600

Allos Therapeutics, Inc. (I)	300	1,692

Cephalon, Inc. (I) (L)	5,900	386,981

Cougar Biotechnology, Inc. (I)	3,100	77,593

Cubist Pharmaceuticals, Inc. (I)	500	7,105

Emergent Biosolutions, Inc. (I)	18,500	357,235

Idenix Pharmaceuticals, Inc. (I)	200	738

Isis Pharmaceuticals, Inc. (I)	2,300	29,578

Martek Biosciences Corp.	1,700	31,841

Momenta Pharmaceuticals, Inc. (I)	2,100	20,160

Myriad Genetics, Inc. (I)	7,200	567,720

NPS Pharmaceuticals, Inc. (I)	4,900	22,295

Onyx Pharmaceuticals, Inc. (I)	300	8,997

PDL BioPharma, Inc.	600	3,522

Rigel Pharmaceuticals, Inc. (I)	4,800	25,152

Savient Pharmaceuticals, Inc. (I) (L)	11,300	48,816

Vertex Pharmaceuticals, Inc. (I)	900	27,207

Brewers 0.23%		95,880

Boston Beer Co., Inc., Class A (I)	4,000	95,880

Building Products 0.08%		32,519

Griffon Corp. (I)	100	727

Masco Corp.	300	1,545

NCI Building Systems, Inc. (I)	100	506

Quanex Building Products Corp.	3,600	25,236

Trex Co., Inc. (I)	500	4,505

See notes to financial statements

Annual report | Growth Opportunities Fund	13

FINANCIAL STATEMENTS

Issuer	Shares	Value

Coal & Consumable Fuels 0.99%		$417,492

Alpha Natural Resources, Inc. (I)	4,300	79,120

International Coal Group, Inc. (I)	9,500	15,485

James River Coal Co. (I)	7,400	81,326

USEC, Inc. (I)	1,100	5,533

Walter Industries, Inc.	12,990	236,028

Commodity Chemicals 0.19%		81,376

Calgon Carbon Corp. (I)	2,800	41,020

Innophos Holdings, Inc.	3,800	40,356

Communications Equipment 1.67%		702,088

Adtran, Inc.	3,000	43,320

F5 Networks, Inc. (I)	18,000	360,000

InterDigital, Inc. (I)	8,700	255,606

Polycom, Inc. (I)	2,600	34,580

Tekelec (I)	700	8,582

Computer Hardware 0.17%		71,560

Diebold, Inc.	500	11,060

NCR Corp. (I)	100	792

Rackable Systems, Inc. (I)	400	1,468

Stratasys, Inc. (I)	6,400	58,240

Computer Storage & Peripherals 0.18%		76,127

STEC, Inc. (I)	4,300	24,252

Synaptics, Inc. (I) (L)	2,500	51,875

Construction & Engineering 0.36%		151,819

Aecom Technology Corp. (I)	100	2,453

EMCOR Group, Inc. (I)	4,800	73,968

MasTec, Inc. (I)	5,800	54,868

Michael Baker Corp. (I)	200	6,402

Quanta Services, Inc. (I)	100	1,760

URS Corp. (I)	400	12,368

Construction & Farm Machinery & Heavy Trucks 1.05%		442,954

FreightCar America, Inc.	200	3,268

Lindsay Corp. (L)	1,200	29,100

Sauer-Danfoss, Inc.	3,400	19,890

Wabtec Corp.	14,600	390,696

Construction Materials 0.01%		6,138

Headwaters, Inc. (I)	3,100	6,138

Consumer Electronics 0.17%		70,065

Universal Electronics, Inc. (I)	4,500	70,065

Consumer Finance 0.82%		346,571

Cash America International, Inc.	5,400	77,760

Credit Acceptance Corp. (I)	500	9,515

Ezcorp, Inc., Class A (I)	12,900	132,612

First Cash Financial Services, Inc. (I)	4,300	58,738

Nelnet, Inc., Class A (I)	100	510

World Acceptance Corp. (I)	4,600	67,436

See notes to financial statements

14	Growth Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Data Processing & Outsourced Services 2.99%		$1,262,265

Alliance Data Systems Corp. (I) (L)	5,200	153,920

Cass Information Systems, Inc.	2,700	69,687

CSG Systems International, Inc. (I)	8,100	109,512

Global Payments, Inc.	16,800	515,424

Hewitt Associates, Inc., Class A (I)	7,900	233,050

Lender Processing Services, Inc.	100	2,619

Syntel, Inc.	7,800	158,652

TNS, Inc.	2,900	19,401

Distillers & Vintners 0.16%		67,367

Central European Distribution Corp. (I)	10,100	67,367

Diversified Banks 0.00%		1,501

Comerica, Inc.	100	1,501

Diversified Chemicals 0.75%		314,599

FMC Corp.	7,300	295,139

Olin Corp.	100	1,044

ShengdaTech, Inc. (I) (L)	4,300	18,416

Diversified Metals & Mining 0.30%		125,328

Compass Minerals International, Inc.	2,400	125,328

Diversified Support Services 0.41%		173,603

Copart, Inc. (I)	2,500	67,550

Healthcare Services Group, Inc.	6,900	106,053

Education Services 3.65%		1,539,421

Corinthian Colleges, Inc. (I)	24,200	476,740

ITT Educational Services, Inc. (I)	7,100	805,850

Strayer Education, Inc. (L)	1,500	254,625

Universal Technical Institute Inc. (I)	200	2,206

Electrical Components & Equipment 1.56%		656,662

Acuity Brands, Inc.	2,100	48,132

Energy Conversion Devices, Inc. (I) (L)	5,900	129,387

Franklin Electric Co., Inc.	900	19,800

GrafTech International, Ltd. (I)	3,100	17,515

II-VI, Inc. (I)	8,400	150,864

Polypore International, Inc. (I)	12,000	58,200

Powell Industries, Inc. (I)	700	20,958

Woodward Governor Co.	12,300	211,806

Electronic Equipment & Instruments 2.29%		965,709

Cogent, Inc. (I)	1,200	12,480

Cognex Corp.	700	7,700

FARO Technologies, Inc. (I)	3,100	36,859

FLIR Systems, Inc. (I)	40,500	826,605

MTS Systems Corp. (I)	300	7,092

National Instruments Corp.	100	1,723

Rofin-Sinar Technologies, Inc. (I)	5,000	73,250

See notes to financial statements

Annual report | Growth Opportunities Fund	15

FINANCIAL STATEMENTS

Issuer	Shares	Value

Electronic Manufacturing Services 0.18%		$76,156

Jabil Circuit, Inc.	8,700	36,018

Multi-Fineline Electronix, Inc. (I)	400	5,708

Plexus Corp. (I)	2,500	32,125

TTM Technologies, Inc. (I)	500	2,305

Environmental & Facilities Services 1.14%		482,237

American Ecology Corp.	7,000	109,900

Clean Harbors, Inc. (I)	2,400	116,592

Standard Parking Corp. (I)	300	4,881

Team, Inc. (I)	3,200	41,984

Tetra Tech, Inc. (I)	5,600	125,440

Waste Connections, Inc. (I)	3,500	83,440

Fertilizers & Agricultural Chemicals 0.42%		178,593

Scotts Miracle-Gro Co., Class A	300	8,379

Terra Industries, Inc.	6,600	170,214

Food Distributors 0.04%		16,368

United Natural Foods, Inc. (I)	1,100	16,368

Food Retail 0.23%		97,694

Arden Group, Inc., Class A	600	62,136

Pantry, Inc. (I)	2,300	35,558

Footwear 0.17%		69,736

Wolverine World Wide, Inc.	4,600	69,736

Gas Utilities 0.08%		32,160

Energen Corp.	1,200	32,160

General Merchandise Stores 3.74%		1,575,705

Big Lots, Inc. (I)	23,300	361,383

Dollar Tree, Inc. (I)	28,100	1,090,842

Family Dollar Stores, Inc.	4,500	123,480

Health Care Distributors 0.58%		246,083

Owens & Minor, Inc.	7,300	246,083

Health Care Equipment 5.50%		2,318,759

ABIOMED, Inc. (I)	6,500	44,265

American Medical Systems Holdings, Inc. (I)	5,700	58,995

Beckman Coulter, Inc.	900	40,356

Conmed Corp. (I)	400	5,436

Cryolife, Inc. (I)	5,400	27,270

Cyberonics, Inc. (I)	7,600	102,220

Edwards Lifesciences Corp. (I)	16,300	906,443

Exactech, Inc. (I)	2,100	28,938

Hill-Rom Holdings, Inc.	200	1,964

Kensey Nash Corp. (I)	3,100	59,086

Natus Medical, Inc. (I)	5,100	39,933

Somanetics Corp. (I)	200	2,438

STERIS Corp.	19,700	454,282

Thoratec Corp. (I)	17,500	399,700

Volcano Corp. (I)	4,800	71,808

Zoll Medical Corp. (I)	5,500	75,625

See notes to financial statements

16	Growth Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Health Care Facilities 0.32%		$135,805

Ensign Group, Inc.	900	11,907

Kindred Healthcare, Inc. (I)	100	1,439

National Healthcare Corp.	1,100	45,650

Tenet Healthcare Corp. (I)	65,500	72,705

US Physical Therapy, Inc. (I)	400	4,104

Health Care Services 2.90%		1,224,471

Almost Family, Inc. (I) (L)	6,300	127,827

AMN Healthcare Services, Inc. (I)	700	4,557

CardioNnet, Inc. (I)	3,700	92,500

Catalyst Health Solutions, Inc. (I)	4,800	101,184

Chemed Corp.	1,700	67,677

Corvel Corp. (I)	5,200	98,072

Cross Country Healthcare, Inc. (I)	700	5,180

Emergency Medical Services Corp., Class A (I)	600	18,372

Genoptix, Inc. (I)	400	12,128

Gentiva Health Services, Inc. (I)	4,600	79,718

Healthways, Inc. (I)	3,100	28,241

Landauer, Inc.	2,300	115,023

LHC Group, Inc. (I)	8,700	173,391

Lincare Holdings, Inc. (I)	6,100	128,527

Odyssey HealthCare, Inc. (I)	700	7,252

Omnicare, Inc.	6,300	163,359

RehabCare Group, Inc. (I)	100	1,463

Health Care Supplies 0.96%		406,483

Haemonetics Corp. (I)	3,100	165,478

ICU Medical, Inc. (I)	1,100	34,683

Immucor, Inc. (I)	800	17,952

Merit Medical Systems, Inc. (I)	12,500	139,250

West Pharmaceutical Services, Inc.	1,600	49,120

Health Care Technology 0.02%		8,025

Computer Programs & Systems, Inc.	300	8,025

Heavy Electrical Equipment 0.08%		32,384

AZZ, Inc. (I)	1,600	32,384

Home Entertainment Software 0.11%		45,295

Renaissance Learning, Inc.	5,500	39,105

Take-Two Interactive Software, Inc.	1,000	6,190

Homebuilding 0.19%		78,259

NVR, Inc. (I)	100	33,277

Pulte Homes, Inc.	4,900	44,982

Homefurnishing Retail 0.01%		4,400

Haverty Furniture Cos., Inc.	500	4,400

Household Products 1.09%		457,777

Church & Dwight Co., Inc.	8,100	396,252

WD-40 Co.	2,500	61,525

Housewares & Specialties 0.03%		12,102

National Presto Industries, Inc.	200	12,102

See notes to financial statements

Annual report | Growth Opportunities Fund	17

FINANCIAL STATEMENTS

Issuer	Shares	Value

Human Resource & Employment Services 0.70%		$293,909

Robert Half International, Inc.	5,200	79,924

TrueBlue, Inc. (I)	400	2,812

Watson Wyatt Worldwide, Inc., Class A	4,300	211,173

Industrial Conglomerates 0.25%		107,262

Raven Industries, Inc. (L)	5,900	107,262

Industrial Gases 0.34%		141,634

Airgas, Inc.	4,600	141,634

Industrial Machinery 2.75%		1,157,702

Badger Meter, Inc.	3,800	95,380

Chart Industries, Inc. (I)	2,100	13,482

CIRCOR International, Inc.	800	17,784

CLARCOR, Inc.	5,200	137,072

Colfax Corp. (I)	1,500	10,905

Donaldson Co., Inc.	4,200	102,522

Dynamic Materials Corp.	2,700	25,164

EnPro Industries,Inc. (I)	500	8,225

ESCO Technologies, Inc. (I)	4,200	136,542

Gorman-Rupp Co.	7,100	125,599

Graco, Inc.	5,800	98,484

Kaydon Corp.	200	5,000

Lincoln Electric Holding, Inc.	2,200	67,606

Mueller Industries, Inc.	200	3,614

Nordson Corp.	4,800	119,520

Pall Corp.	1,300	30,901

Robbins & Myers, Inc.	1,600	25,808

Sun Hydraulics, Inc.	1,900	25,194

Valmont Industries, Inc.	2,500	108,900

Insurance Brokers 0.31%		131,586

Brown & Brown, Inc.	7,800	131,586

Integrated Telecommunication Services 0.13%		53,955

Frontier Communications Corp.	7,200	51,840

Shenandoah Telecommunications Co.	100	2,115

Internet Retail 0.12%		52,279

1-800-Flowers.com, Inc., Class A (I)	7,300	9,709

NutriSystem, Inc. (L)	3,300	42,570

Internet Software & Services 1.18%		496,952

Bankrate, Inc. (I) (L)	800	17,840

Digital River, Inc. (I)	5,900	141,128

Earthlink, Inc. (I)	12,700	80,010

j2 Global Communications, Inc. (I)	3,800	71,174

Sohu.com, Inc. (I)	2,200	108,680

Websense, Inc. (I)	7,000	78,120

Investment Banking & Brokerage 0.41%		173,903

Greenhill & Co., Inc. (L)	400	25,840

Knight Capital Group, Inc., Class A (I)	4,900	86,191

optionsXpress Holdings, Inc.	4,600	45,402

Stifel Financial Corp. (I)	500	16,470

See notes to financial statements

18	Growth Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

IT Consulting & Other Services 2.27%		$958,366

CACI International, Inc., Class A (I)	800	34,216

Forrester Research, Inc. (I)	5,000	91,700

Gartner, Inc. (I)	1,500	15,165

Integral Systems, Inc. (I)	14,100	128,733

Mantech International Corp., Class A (I)	10,700	558,219

NCI, Inc., Class A (I)	2,000	54,400

Ness Technologies, Inc. (I)	100	293

SAIC, Inc. (I)	4,000	75,640

Leisure Products 0.73%		309,610

Hasbro, Inc.	12,400	283,836

Polaris Industries, Inc.	1,400	25,774

Life Sciences Tools & Services 2.72%		1,145,714

Albany Molecular Research, Inc. (I)	2,400	20,808

Bruker Corp. (I)	3,000	12,630

eResearch Technology, Inc. (I)	10,600	51,410

Kendle International, Inc. (I)	1,100	20,570

Luminex Corp. (I)	10,800	179,280

Medivation, Inc. (I)	900	15,003

Paraxel International Corp. (I)	5,700	52,269

PerkinElmer, Inc.	7,200	92,736

Sequenom, Inc. (I) (L)	10,300	150,689

Techne Corp.	10,200	498,270

Varian, Inc. (I)	2,300	52,049

Managed Health Care 0.13%		52,701

Centene Corp. (I)	1,600	27,168

Coventry Health Care, Inc. (I)	100	1,152

WellCare Health Plans, Inc. (I)	2,700	24,381

Marine 0.02%		6,470

TBS International, Ltd. (I)	1,000	6,470

Metal & Glass Containers 0.66%		280,030

Crown Holdings, Inc. (I)	7,800	164,424

Greif Inc., Class A	3,600	110,700

Silgan Holdings, Inc.	100	4,906

Mortgage REIT’s 0.00%		1,206

Anworth Mortgage Asset Corp., REIT	200	1,206

Movies & Entertainment 1.56%		657,387

DreamWorks Animation SKG, Inc., Class A (I)	13,300	256,557

Marvel Entertainment, Inc. (I)	15,500	400,830

Multi-Line Insurance 0.01%		3,596

American Financial Group, Inc.	100	1,556

Assurant, Inc.	100	2,040

Multi-Utilities 0.14%		59,856

Centerpoint Energy, Inc.	5,800	59,856

Office REIT’s 0.13%		53,802

Digital Realty Trust, Inc.	1,800	53,802

See notes to financial statements

Annual report | Growth Opportunities Fund	19

FINANCIAL STATEMENTS

Issuer	Shares	Value

Office Services & Supplies 0.10%		$43,884

Herman Miller, Inc.	1,800	18,144

Knoll, Inc.	3,900	25,740

Oil & Gas Drilling 0.91%		385,060

Patterson-UTI Energy, Inc.	19,700	169,223

Unit Corp. (I)	10,100	215,837

Oil & Gas Equipment & Services 0.99%		416,238

Carbo Ceramics, Inc.	3,100	107,756

Dawson Geophysical Co. (I)	700	8,547

Lufkin Industries, Inc.	2,000	65,700

Oil States International, Inc. (I)	6,200	82,584

PHI, Inc. (I)	1,200	10,464

RPC, Inc.	6,200	36,146

Superior Energy Services, Inc. (I)	3,800	50,122

T-3 Energy Services, Inc. (I)	1,900	20,919

Tidewater, Inc.	800	28,256

Willbros Group, Inc. (I)	800	5,744

Oil & Gas Exploration & Production 4.12%		1,736,507

Arena Resources, Inc. (I)	6,900	147,798

Berry Petroleum Co., Class A	3,200	21,280

BPZ Energy, Inc. (I) (L)	7,200	24,768

Clayton Williams Energy, Inc. (I)	800	20,048

Comstock Resources, Inc. (I)	16,000	486,880

Concho Resources, Inc. (I)	3,500	69,825

Contango Oil & Gas Co. (I)	2,400	87,408

Encore Aquisition Co. (I)	4,000	80,320

Goodrich Petroleum Corp. (I)	2,200	43,648

Mariner Energy, Inc. (I)	6,000	55,500

McMoRan Exploration Co. (I)	11,600	53,244

Penn Virginia Corp.	1,400	19,390

PetroHawk Energy Corp. (I)	15,700	267,214

Petroleum Development Corp. (I)	1,800	21,780

Petroquest Energy, Inc. (I)	6,700	21,708

St. Mary Land & Exploration Co.	1,700	23,086

Vaalco Energy, Inc. (I)	600	3,420

W&T Offshore, Inc.	17,400	140,070

Whiting Petroleum Corp. (I)	6,400	149,120

Oil & Gas Storage & Transportation 0.72%		302,725

Frontline, Ltd. (L)	12,300	249,567

Golar LNG, Ltd.	2,500	10,925

Knightsbridge Tankers, Ltd.	2,300	30,291

Ship Finance International, Ltd.	1,400	11,942

Packaged Foods & Meats 2.14%		901,656

Cal-Maine Foods, Inc.	9,900	220,572

Dean Foods Co. (I)	4,100	83,845

Flowers Foods, Inc.	11,700	261,027

J.M. Smucker Co.	800	29,696

Lancaster Colony Corp.	1,900	73,872

See notes to financial statements

20	Growth Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Packaged Foods & Meats (continued)

McCormick & Co., Inc.	4,100	$128,535

Ralcorp Holdings, Inc. (I)	600	36,360

Sanderson Farms, Inc.	1,900	65,607

Tootsie Roll Industries, Inc. (L)	100	2,142

Paper Packaging 0.16%		68,121

Bemis Co., Inc.	100	1,857

Rock-Tenn Co., Class A	2,400	66,264

Personal Products 0.33%		140,129

Inter Parfums, Inc.	1,800	9,828

NBTY, Inc. (I)	4,200	62,454

Nu Skin Enterprises, Inc., Class A	5,300	49,820

USANA Health Sciences (I)	900	18,027

Pharmaceuticals 2.21%		932,851

Auxilium Pharmaceuticals, Inc. (I)	1,900	52,193

Cadence Pharmaceuticals, Inc. (I)	700	4,466

King Pharmaceuticals, Inc. (I)	200	1,468

Medicines Co. (I)	8,800	107,976

Noven Pharmaceuticals, Inc. (I)	2,500	20,325

Perrigo Co.	13,500	271,215

Valeant Pharmaceuticals International (I)	24,200	421,080

Viropharma Inc. (I)	100	415

Watson Pharmaceuticals, Inc. (I)	1,900	53,713

Property & Casualty Insurance 0.02%		10,343

Amerisafe, Inc. (I)	100	1,450

Aspen Insurance Holdings, Ltd.	100	2,179

Axis Capital Holdings, Ltd.	300	6,714

Publishing 0.15%		63,455

John Wiley & Sons, Inc., Class A	2,000	62,780

Valassis Communications, Inc. (I)	500	675

Railroads 0.70%		294,675

Genesee & Wyoming, Inc., Class A (I)	6,400	133,696

Kansas City Southern (I)	9,100	160,979

Regional Banks 0.54%		225,974

First Financial Bankshares, Inc. (L)	1,300	55,926

FirstMerit Corp.	100	1,471

Hancock Holding Co.	500	14,180

Signature Bank (I)	100	2,501

SunTrust Banks, Inc.	100	1,203

SVB Financial Group (I)	2,100	34,335

SY Bancorp, Inc.	200	4,722

Westamerica Bancorp. (L)	2,800	111,636

Research & Consulting Services 1.10%		462,198

Dun & Bradstreet Corp.	3,100	229,307

Exponent, Inc. (I)	3,300	74,151

Navigant Consulting Co. (I)	4,500	58,365

Resources Connection, Inc. (I)	7,300	100,375

See notes to financial statements

Annual report | Growth Opportunities Fund	21

FINANCIAL STATEMENTS

Issuer	Shares	Value

Residential REIT’s 0.13%		$53,080

Home Properties, Inc., REIT	2,000	53,080

Restaurants 1.48%		625,059

Buffalo Wild Wings, Inc. (I)	1,100	33,957

CEC Entertainment, Inc. (I)	4,200	98,070

Cracker Barrel Old Country Store, Inc.	300	6,714

Panera Bread Co., Class A (I) (L)	7,700	339,108

Papa Johns International, Inc. (I)	3,800	84,170

P.F. Chang’s China Bistro, Inc. (I) (L)	3,200	63,040

Security & Alarm Services 0.43%		181,412

Brink’s Co.	7,600	181,412

Semiconductor Equipment 0.04%		15,616

Cymer, Inc. (I)	100	1,847

MKS Instruments, Inc. (I)	700	8,813

Teradyne, Inc. (I)	1,200	4,956

Semiconductors 1.87%		789,346

Integrated Device Technology, Inc. (I)	300	1,344

IXYS Corp.	6,900	58,167

Micrel, Inc.	13,900	92,435

Microsemi Corp. (I)	5,600	56,616

Monolithic Power Systems, Inc. (I)	400	5,180

National Semiconductor Corp.	100	1,090

Netlogic Microsystems, Inc. (I)	1,600	37,936

PMC–Sierra, Inc. (I)	15,700	80,227

Semtech Corp. (I)	8,500	99,875

Silicon Image, Inc. (I)	28,000	64,960

Silicon Laboratories, Inc. (I)	2,800	61,320

Skyworks Solutions, Inc. (I)	18,800	122,200

Supertex, Inc. (I)	1,100	22,946

Volterra Semiconductor Corp. (I)	10,500	85,050

Soft Drinks 0.07%		28,630

National Beverage Corp. (I)	3,500	28,630

Specialized Consumer Services 0.50%		211,582

Brink’s Home Security Holdings, Inc. (I)	500	10,485

Hillenbrand, Inc.	5,700	95,589

Matthews International Corp., Class A	1,200	41,688

Pre-Paid Legal Services, Inc. (I) (L)	2,000	63,820

Specialized Finance 0.07%		31,035

Interactive Brokers Group, Inc., Class A (I)	1,600	22,480

Life Partners Holdings, Inc.	500	8,555

Specialized REIT’s 0.12%		51,443

Nationwide Health Properties, Inc., REIT	1,800	36,468

Omega Healthcare Investors, Inc.	100	1,313

Potlatch Corp.	600	13,662

Specialty Chemicals 0.97%		407,914

Balchem Corp.	4,500	93,375

Minerals Technologies, Inc.	200	5,984

NewMarket Corp.	7,500	259,275

See notes to financial statements

22	Growth Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Specialty Chemicals (continued)

Quaker Chemical Corp.	2,200	$12,386

Stepan Co.	1,300	36,894

Specialty Stores 0.46%		193,168

Hibbett Sports, Inc. (I)	2,200	30,844

PetSmart, Inc.	8,100	162,324

Steel 0.16%		69,002

Olympic Steel, Inc.	2,500	30,950

Schnitzer Steel Industries, Inc., Class A	1,300	37,232

Worthington Industries, Inc.	100	820

Systems Software 1.84%		775,119

Opnet Technologies, Inc. (I)	900	8,244

Quality Systems (L)	4,600	178,066

Radiant Systems, Inc. (I)	4,900	13,769

Sybase, Inc. (I)	18,000	489,240

Telecommunication Systems, Inc., Class A (I)	10,400	85,800

Technology Distributors 0.13%		56,331

Arrow Electronics, Inc. (I)	100	1,663

Scansource, Inc. (I)	2,900	46,023

Tech Data Corp. (I)	500	8,645

Thrifts & Mortgage Finance 0.78%		329,270

Capitol Federal Financial	6,900	255,507

Danvers Bancorp, Inc.	200	2,564

Oritani Financial Corp. (I)	6,500	70,265

Provident Financial Services, Inc.	100	934

Trading Companies & Distributors 1.35%		567,328

Aceto Corp.	200	1,206

Applied Industrial Technologies, Inc.	2,100	33,852

Beacon Roofing Supply, Inc. (I)	11,800	129,446

DXP Enterprises, Inc. (I)	500	5,705

GATX Corp.	1,100	20,097

MSC Industrial Direct Co., Inc., Class A	7,300	223,307

Titan Machinery, Inc. (I)	4,200	38,766

Watsco, Inc.	3,300	113,289

WESCO International, Inc. (I)	100	1,660

Trucking 3.08%		1,296,377

Con-way, Inc.	300	4,533

Heartland Express, Inc.	5,600	69,272

J.B. Hunt Transport Services, Inc.	30,900	629,742

Knight Transportation, Inc.	4,500	58,320

Landstar System, Inc.	9,300	294,345

Old Dominion Freight Lines, Inc. (I)	5,400	117,666

Ryder Systems, Inc.	5,200	118,872

Universal Truckload Services, Inc.	300	3,627

Wireless Telecommunication Services 0.16%		68,999

Syniverse Holdings, Inc. (I)	4,500	68,085

USA Mobility, Inc. (I)	100	914

See notes to financial statements

Annual report | Growth Opportunities Fund	23

FINANCIAL STATEMENTS

		Principal
Issuer, description, maturity date		amount	Value

Short-term investments 8.01%			$3,378,772

(Cost $3,378,772)

Repurchase Agreement 2.60%			1,097,000

Repurchase Agreement with State Street Corp. dated 02-27-2009 at
0.05% to be repurchased at $1,097,005 on 03-02-2009, collateralized by $1,100,000 Federal Home Loan Mortgage Corp., 2.375% due
05-28-2010 (valued at $1,122,110, including interest)		$1,097,000	1,097,000

	Interest
	rate	Shares
Cash Equivalents 5.41%			2,281,772

John Hancock Cash Investment Trust (T) (W)	0.7604% (Y)	2,281,772	2,281,772

Total investments (Cost $66,645,305)† 105.21%			$44,354,883

Other assets and liabilities, net (5.21%)			($2,197,697)

Total net assets 100.00%			$42,157,186

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

REIT Real Estate Investment Trust

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of February 28, 2009.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

(Y) Represents current yield as of February 28, 2009.

† At February 28, 2009, the aggregate cost of investment securities for federal income tax purposes was $66,969,985. Net unrealized depreciation aggregated $22,615,102, of which $318,003 related to appreciated investment securities and $22,933,105 related to depreciated investment securities.

The Fund had the following financial futures contracts open on February 28, 2009:

	NUMBER OF			NOTIONAL	UNREALIZED
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	VALUE	DEPRECIATION

Russell 2000 Mini Index Futures	15	Long	Mar 2009	$582,750	($ 62,707)
S&P Mid Cap 400 E-mini
Index Futures	14	Long	Mar 2009	628,460	(43,719)

					($106,426)

See notes to financial statements

24	Growth Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 2-28-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $63,266,533) including
$2,173,667 of securities loaned (Note 2)	$40,976,111
Repurchase agreement, at value (Cost $1,097,000) (Note 2)	1,097,000
Investments in affiliated issuers, at value (Cost $2,281,772)	2,281,772

Total investments, at value (Cost $66,645,305)	44,354,883
Cash	106
Cash collateral at broker for futures contracts	224,400
Receivable for investments sold	939,206
Receivable for fund shares sold	12,404
Dividends and interest receivable	27,887
Receivable for security lending income	6,020
Receivable due from adviser	4,873
Other assets	51,566

Total assets	45,621,345

Liabilities

Payable for investments purchased	809,495
Payable for fund shares repurchased	46,399
Payable upon return of securities loaned (Note 2)	2,281,772
Payable for futures variation margin	14,804
Payable to affiliates
Fund administration fees	921
Transfer agent fees	102,731
Distribution and service fees	122
Accrued expenses	207,915

Total liabilities	3,464,159

Net assets

Capital paid-in	$121,915,921
Accumulated net investment loss	(769)
Accumulated net realized loss on investments and futures contracts	(57,361,118)
Net unrealized appreciation (depreciation) on investments and futures contracts	(22,396,848)

Net assets	$42,157,186

See notes to financial statements

Annual report | Growth Opportunities Fund	25

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

The Fund has an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$35,805,755
Shares outstanding	3,105,495
Net asset value and redemption price per share	$11.53

Class B1
Net assets	$4,555,943
Shares outstanding	402,216
Net asset value and offering price per share	$11.33

Class C1
Net assets	$1,708,186
Shares outstanding	150,858
Net asset value and offering price per share	$11.32

Class I
Net assets	$13,997
Shares outstanding	1,200
Net asset value, offering price and redemption price per share	$11.66

Class R1
Net assets	$73,305
Shares outstanding	6,388
Net asset value, offering price and redemption price per share	$11.48

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$12.14

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

26	Growth Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Statement of operations For the year ended 2-28-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$580,690
Securities lending	92,044
Income from affiliated issuers	33,736
Interest	24,459

Total investment income	730,929

Expenses

Investment management fees (Note 6)	575,856
Distribution and service fees (Note 6)	294,314
Transfer agent fees (Note 6)	398,545
State registration fees (Note 6)	76,539
Printing and postage fees (Note 6)	39,359
Audit and legal fees	52,210
Custodian fees	128,603
Registration and filing fees	21,322
Fund administration fees (Note 6)	8,740
Trustees’ fees (Note 7)	6,764
Miscellaneous	2,173

Total expenses	1,604,425
Less: expense reductions (Note 6)	(418,641)

Net expenses	1,185,784
Net investment loss	(454,855)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(17,720,822)
Futures contracts	(540,753)
(18,261,575)
Change in net unrealized appreciation (depreciaton) of
Investments in unaffiliated issuers	(16,678,579)
Futures contracts	(80,001)
(16,758,580)
Net realized and unrealized loss	(35,020,155)

Decrease in net assets from operations	($35,475,010)

See notes to financial statements

Annual report | Growth Opportunities Fund	27

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	2-29-08	2-28-09

Increase (decrease) in net assets

From operations
Net investment loss	($651,411)	($454,855)
Net realized gain (loss)	5,796,627	(18,261,575)
Change in net unrealized appreciation (depreciation)	(27,290,245)	(16,758,580)

Decrease in net assets resulting from operations	(22,145,029)	(35,475,010)
From net realized gain
Class A	(17,472)	—
Class B	(3,315)	—
Class C	(663)	—
Class I	(7)	—
Class R1	(26)	—
Class 1[1]	(69)	—

Total distributions	(21,552)	—

From Fund share transactions (Note 8)	102,847,160	(9,877,514)

Total increase (decrease)	80,680,579	(45,352,524)

Net assets

Beginning of year	6,829,131	87,509,710

End of year	$87,509,710	$42,157,186

Accumulated net investment loss	—	($769)

1 Class 1 shares terminated on October 27, 2008.

See notes to financial statements

28	Growth Opportunities Fund | Annual report

FINANCIAL STATEMENTS

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	2-28-06[1]	2-28-07[2]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$21.31	$23.29	$24.34	$20.76
Net investment income (loss)[3]	0.04	(0.07)[4]	(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	1.94	1.36	(3.43)	(9.13)
Total from investment operations	1.98	1.29	(3.58)	(9.23)
Less distributions
From net realized gain	—	(0.24)	—[5]	—
Net asset value, end of year	$23.29	$24.34	$20.76	$11.53
Total return (%)[6,7]	9.29[8]	5.57	(14.69)	(44.46)

Ratios and supplemental data

Net assets, end of year (in millions)	$2	$5	$72	$36
Ratios (as a percentage of average net assets):
Expenses before reductions	5.45[9]	5.59	1.81	2.01
Expenses net of fee waivers	0.48[9]	1.32	1.55	1.81
Expenses net of all fee waivers and credits	0.48[9]	1.32	1.54	1.54
Net investment income (loss)	0.41[9]	(0.34)[4]	(0.64)	(0.52)
Portfolio turnover (%)	43	96	262[10]	140

1 Class A shares began operations on 9-16-05.

2 Effective June 12, 2006, shareholders of the former GMO Small/Mid Cap Growth Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class A shares of the John Hancock Growth Opportunities Fund. Additionally, the accounting and performance history of the former GMO Small/Mid Cap Growth Fund was redesignated as that of John Hancock Growth Opportunities Fund Class A.

3 Based on the average of the shares outstanding.

4 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.03 per share and 0.14% of average net assets.

5 Less than $0.01 per share.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Assumes dividend reinvestment.

8 Not annualized.

9 Annualized.

10 Excludes merger activity.

See notes to financial statements

Annual report | Growth Opportunities Fund	29

FINANCIAL STATEMENTS

CLASS B SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance
Net asset value, beginning of year	$22.17	$24.23	$20.52
Net investment loss[2]	(0.20)[3]	(0.31)	(0.23)
Net realized and unrealized gain (loss) on investments	2.50	(3.40)	(8.96)
Total from investment operations	2.30	(3.71)	(9.19)
Less distributions
From net realized gain	(0.24)	—[4]	—
Net asset value, end of year	$24.23	$20.52	$11.33
Total return (%)[5,6]	10.40[7]	(15.29)	(44.79)

Ratios and supplemental data

Net assets, end of year (in millions)	—[8]	$13	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	14.62[9]	2.61	3.07
Expenses net of fee waivers	2.22[9]	2.25	2.72
Expenses net of all fee waivers and credits	2.22[9]	2.24	2.24
Net investment loss	(1.21)[3,9]	(1.34)	(1.24)
Portfolio turnover (%)	96	262[10]	140

1 Class B shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.02 per share and 0.11% of average net assets.

4 Less than $0.01 per share.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Assumes dividend reinvestment.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

10 Excludes merger activity.

CLASS C SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$22.17	$24.23	$20.53
Net investment loss[2]	(0.19)[3]	(0.32)	(0.21)
Net realized and unrealized gain (loss) on investments	2.49	(3.38)	(9.00)
Total from investment operations	2.30	(3.70)	(9.21)
Less distributions
From net realized gain	(0.24)	—[4]	—
Net asset value, end of year	$24.23	$20.53	$11.32
Total return (%)[5,6]	10.40[7]	(15.25)	(44.86)

Ratios and supplemental data

Net assets, end of year (in millions)	$1	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	10.43[8]	3.14	3.45
Expenses net of fee waivers	2.22[8]	2.25	2.55
Expenses net of fee waivers and credits	2.22[8]	2.24	2.24
Net investment loss	(1.15)[3,8]	(1.35)	(1.21)
Portfolio turnover (%)	96	262[9]	140

1 Class C shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.03 per share and 0.11% of average net assets.

4 Less than $0.01 per share.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Assumes dividend reinvestment.

7 Not annualized.

8 Annualized.

9 Excludes merger activity.

See notes to financial statements

30	Growth Opportunities Fund | Annual report

FINANCIAL STATEMENTS

CLASS I SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$22.17	$24.41	$20.90
Net investment loss[2]	(0.02)[3]	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	2.50	(3.44)	(9.23)
Total from investment operations	2.48	(3.51)	(9.24)
Less distributions
From net realized gain	(0.24)	—[4]	—
Net asset value, end of year	$24.41	$20.90	$11.66
Total return (%)[5,6]	11.22[7]	(14.36)	(44.21)

Ratios and supplemental data

Net assets, end of year (in millions)	—[8]	—[8]	—[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	16.26[9]	12.17	121.96
Expenses net of fee waivers	1.13[9]	1.04	1.09
Expenses net of all fee waivers and credits	1.13[9]	1.04	1.09
Net investment loss	(0.10)[3,9]	(0.30)	(0.04)
Portfolio turnover (%)	96	262[10]	140

1 Class I shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.03 per share and 0.11% of average net assets.

4 Less than $0.01 per share.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Assumes dividend reinvestment.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

10 Excludes merger activity.

CLASS R1 SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$22.17	$24.27	$20.68
Net investment loss[2]	(0.14)[3]	(0.19)	(0.11)
Net realized and unrealized gain (loss) on investments	2.48	(3.40)	(9.09)
Total from investment operations	2.34	(3.59)	(9.20)
Less distributions
From net realized gain	(0.24)	—[4]	—
Net asset value, end of year	$24.27	$20.68	$11.48
Total return (%)[5,6]	10.58[7]	(14.77)	(44.49)

Ratios and supplemental data

Net assets, end of year (in millions)	—[8]	—[8]	—[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	24.20[9]	15.83	17.01
Expenses net of fee waivers	1.88[9]	1.64	2.14
Expenses net of all fee waivers and credits	1.88[9]	1.64	1.64
Net investment loss	(0.86)[3,9]	(0.78)	(0.61)
Portfolio turnover (%)	96	262[10]	140

1 Class R1 shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.02 per share and 0.11% of average net assets.

4 Less than $0.01 per share.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Assumes dividend reinvestment.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

10 Excludes merger activity.

See notes to financial statements

Annual report | Growth Opportunities Fund	31

Notes to financial statements

Note 1
Organization

John Hancock Growth Opportunities Fund (the Fund) is a non-diversified series of John Hancock Funds III (the Trust). The Trust was established as a Massachusetts business trust on June 9, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end investment management company. The investment objective of the Fund is to seek long-term capital growth.

John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (JHIMS) (the Adviser), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Funds, LLC (the Distributor), a Delaware limited liability company, an affiliate of the Adviser, serves as principal underwriter.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, including classes designated as Class A, Class B, Class C, Class I and Class R1 shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors. Class R1 shares are available only to certain retirement plans. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bear distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase. Class 1 shares terminated on October 27, 2008.

The Adviser and other affiliates of John Hancock USA owned 4,557 shares of beneficial interest of Class R1 on February 28, 2009.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices

32	Growth Opportunities Fund | Annual report

available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Cash Investment Trust (JHCIT), an affiliate of the Adviser, is valued at its net asset value each business day.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 – Quoted Prices	$43,257,883	($106,426)

Level 2 – Other Significant Observable Inputs	1,097,000	—

Level 3 – Significant Unobservable Inputs	—	—
Total	$44,354,883	($106,426)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

Annual report | Growth Opportunities Fund	33

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty.

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/ amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures. The Fund uses identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in JHCIT. The Fund may receive compensation for lending its securities either in the form of fees and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, transfer agent

34	Growth Opportunities Fund | Annual report

fees, state registration fees and printing and postage fees for Class A, Class B, Class C, Class I and Class R1 shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Line of credit

The Fund has entered into an agreement which enables them to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to the Fund on a prorated basis based on average net assets. Prior to February 19, 2009, the commitment fee was 0.05% per annum. For the year ended February 28, 2009, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $46,171,666 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: February 28, 2010 — $25,006,446 and February 28, 2017 — $21,165,220. Availability of a certain amount of the loss carryforwards, which were acquired on May 25, 2007 in a merger with the John Hancock Mid Cap Growth Fund, may be limited in a given year. Net capital losses of $10,971,639 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on March 1, 2009, the first day of the Fund’s next taxable year.

As of February 28, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended February 28, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends and capital gains distributions, if any, annually. During the year ended February 29, 2008, the tax character of distributions paid was as follows: long-term capital gain $21,552. There were no distributions during the year ended February 28, 2009. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse

Annual report | Growth Opportunities Fund	35

in a subsequent period. Permanent book-tax differences are primarily attributable to net operating losses and expiration of capital loss carryforwards.

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. As of February 28, 2009, management does not believe that the adoption of FAS 161 will have a material impact on the amounts reported in the financial statements.

Note 3
Financial instruments

Futures

The Fund may purchase and sell financial futures contracts and options on those contracts. A Fund uses futures contracts to manage against a decline in the value of securities owned by the Fund. When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Note 4
Risk and uncertainties

Concentration risk

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Derivatives and counterparty risk

The use of derivative instruments may involve risk different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations of that, in the event of default, the fund will succeed in enforcing them.

36	Growth Opportunities Fund | Annual report

Note 5
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 6
Investment advisory and other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund’s aggregate daily net assets; (b) 0.78% of the next $500,000,000 of the Fund’s aggregate daily net assets; (c) 0.77% of the next $1,500,000,000 of the Fund’s aggregate daily net assets; and (d) 0.76% of the Fund’s aggregate daily net assets in excess of $2,500,000,000. Aggregate net assets include the net assets of the Fund and Growth Opportunities Trust, a series of John Hancock Trust. The Adviser has a subadvisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended February 28, 2009, were equivalent to an annual effective rate of 0.80% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reimburse or limit certain Fund level expenses to 0.24% of the Fund’s average annual net assets which are allocated pro rata to all share classes. The agreements exclude taxes, portfolio brokerage commissions, interest, advisory fees, distribution and service fees, transfer agent fees, state registration fees, printing and postage fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded. The Adviser has agreed to reimburse or limit certain expenses for each share class. This agreement excludes taxes, portfolio brokerage commissions, interest and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded. The reimbursements and limits are such that these expenses will not exceed 1.54% for Class A, 2.24% for Class B, 2.24% for Class C, 1.14% for Class I and 1.64% for Class R1. Accordingly, the expense reductions or reimbursements related to this agreement were $121,177, $32,166, $19,583, $15,837, $15,814 and $137 for Class A, Class B, Class C, Class I, Class R1 and Class 1, respectively for the year ended February 28, 2009. The expense reimbursements and limits will continue in effect until June 30, 2009 and thereafter until terminated by the Adviser on notice to the Trust.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

The fund administration fees incurred for the year ended February 28, 2009, were $8,740

Annual report | Growth Opportunities Fund	37

with an annual effective rate of 0.01% of the Fund’s average daily net assets.

The Trust has a Distribution Agreement with the Distributor. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R1, pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.50% of average daily net asset value of Class A, Class B, Class C and Class R1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, the Fund has also adopted a Service Plan for Class R1 shares. Under the Service Plan, the Fund may pay up to 0.25% of Class R1 average daily net asset value for certain other services. There were no Service Plan fees incurred for the year ended February 28, 2009.

Class A shares are assessed up-front sales charges. During the year ended February 28, 2009, the Distributor received net up-front sales charges of $26,860 with regard to sales of Class A shares. Of this amount, $3,877 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $16,126 was paid as sales commissions to unrelated broker-dealers and $6,857 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock USA, is the indirect sole shareholder of Signator Investors. Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended February 28, 2009, CDSCs received by the Distributor amounted to $13,188 for Class B shares and $400 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.05% for Classes A, B, C and R1, and 0.04% for Class I, based on each class’s average daily net assets. From March 1, 2008 to May 31, 2008, Class I paid a monthly transfer agent fee at a total annual rate of 0.05% of its average daily net assets.

• The Fund pays Signature Services a monthly fee which is based on an annual rate of $16.50 per shareholder accounts for all classes. From March 1, 2008 to May 31, 2008, the Fund paid Signature Services monthly a fee which was based on an annual rate of $15.00 for each Class A shareholder account, $17.50 for each Class B shareholder account, $16.50 for each Class C shareholder account and $15.00 for each Class R1 shareholder account. During this period, there were no fees assessed for Class I.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

In addition, Signature Services had agreed to contractually limit the transfer agent fees to 0.20% through December 31, 2008. Fee reductions under this plan were $212,823 for the period ended February 28, 2009. Also, Signature Services had voluntarily agreed to further limit transfer agent fees for Class R1 shares so that such fees do not exceed 0.05% annually of the class’s average daily net assets until May 31, 2008. Fee reductions related to this limitation for Class R1 was $46.

38	Growth Opportunities Fund | Annual report

The Fund receives earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended February 28, 2009, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $1,058 for transfer agent credits earned.

Class level expenses including the allocation of the transfer agent fees for the year ended February 28, 2009 were as follows:

	Distribution and	Transfer	State	Printing and
Share class	service fees	agent fees	registration fees	postage fees

Class A	$180,176	$315,635	$15,534	$32,718
Class B	91,565	68,793	15,244	5,373
Class C	21,810	12,779	14,949	1,170
Class I	—	504	15,268	59
Class R1	532	834	15,544	—
Class I	231	—	—	39
Total	$294,314	$398,545	$76,539	$39,359

Note 7 Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

Annual report | Growth Opportunities Fund	39

Note 8
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended February 29, 2008, and February 28, 2009, along with the corresponding dollar value.

	Year ended 2-29-08		Year ended 2-28-09
	Shares	Amount	Shares	Amount
Class A

Sold	199,710	$4,734,281	285,278	$5,486,281
Issued in reorganization	3,812,316	97,964,692	—	—
Distributions reinvested	717	16,781	—	—
Repurchased	(769,487)	(18,231,640)	(636,610)	(11,366,953)
Net increase (decrease)	3,243,256	$84,484,114	(351,332)	($5,880,672)

Class B

Sold	44,734	$1,047,067	57,810	$983,527
Issued in reorganization	781,214	19,954,400	—	—
Distributions reinvested	138	3,188	—	—
Repurchased	(228,240)	(5,308,318)	(270,041)	(4,747,515)
Net increase (decrease)	597,846	$15,696,337	(212,231)	($3,763,988)

Class C

Sold	23,285	$556,494	79,427	$1,149,503
Issued in reorganization	126,693	3,236,288	—	—
Distributions reinvested	26	597	—	—
Repurchased	(54,551)	(1,266,527)	(50,955)	(852,266)
Net increase	95,453	$2,526,852	28,472	$297,237

Class I shares

Sold	1,206	$29,806	697	$9,715
Issued in reorganization	2,191	56,536	—	—
Distributions reinvested	—	7	—	—
Repurchased	(11,091)	(267,783)	(101)	(1,566)
Net increase (decrease)	(7,694)	($181,434)	596	$8,149

Class R1 shares

Sold	1,329	$30,792	1,028	$15,651
Distributions reinvested	1	26	—	—
Repurchased	(166)	(3,725)	(424)	(7,795)
Net increase	1,164	$27,093	604	$7,856

Class 1[1]

Sold	27,623	$639,853	31,389	$678,084
Distributions reinvested	3	69	—	—
Repurchased	(14,096)	(345,724)	(55,658)	(1,224,180)
Net increase (decrease)	13,530	$294,198	(24,269)	($546,096)

Net increase (decrease)	3,943,555	$102,847,160	(558,160)	($9,877,514)

1Class 1 shares terminated on October 27, 2008.

Note 9
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2009, aggregated $98,818,093 and $108,434,320, respectively.

40	Growth Opportunities Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Growth Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Growth Opportunities Fund (the “Fund”) at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2009

Annual report | Growth Opportunities Fund	41

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 28, 2009.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

42	Growth Opportunities Fund | Annual report

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Growth
Opportunities Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Funds III (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with Grantham, Mayo, Van Otterloo & Co. LLC (the Subadviser) for the John Hancock Growth Opportunities Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data. Data covered the period since the Fund’s inception through December 31, 2007;

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group;

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser;

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund;

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale;

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department;

(vii) the background and experience of senior management and investment professionals; and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders’ report. The key factors considered by the Board and the conclusions reached are described below.

Annual report | Growth Opportunities Fund	43

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than two full years of operational history, and considered the performance results for the Fund since its inception through December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance was lower than the performance of the Category and Peer Group medians, and its benchmark index, the Russell 2500 Growth Index, over the 1-year period. The Adviser discussed its plans with respect to the Fund. The Board recognized the short operational history of the Fund and indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was equal to the median rate of the Peer Group and lower than the median rate of the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross Expense Ratio was higher than the median of the Peer Group and Category. The Board also noted that the Fund’s Net Expense Ratio was higher than the median of the Category but not appreciably higher than the Peer Group.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s expenses and overall plans to improve performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory

44	Growth Opportunities Fund | Annual report

Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Agreement Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates and the Subadviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Annual report | Growth Opportunities Fund	45

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2006	51

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2006	51

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham,[2] Born: 1944	2006	51

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile
Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director,
Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[2,4] Born: 1952	2008	51

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

46	Growth Opportunities Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2006	51

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	51

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	51

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Steven R. Pruchansky, Born: 1944	2006	51

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo,[4] Born: 1949	2008	23

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2006	269

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Annual report | Growth Opportunities Fund	47

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2006

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since
2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive
Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2006

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice
President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since
2006) and The Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

48	Growth Opportunities Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2006

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group,
Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment
Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds
II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial
Corporation (until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805. The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

Annual report | Growth Opportunities Fund	49

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Investment Management
James R. Boyle†	Services, LLC
James F. Carlin
William H. Cunningham*	Subadviser
Deborah C. Jackson*	Grantham, Mayo, Van Otterloo & Co. LLC
Charles L. Ladner	Principal distributor
Stanley Martin*	John Hancock Funds, LLC
Dr. John A. Moore
Steven R. Pruchansky	Custodian
Gregory A. Russo	State Street Bank and Trust Company
*Member of the Audit Committee
†Non-Independent Trustee	Transfer agent
John Hancock Signature Services, Inc.
Officers
Keith F. Hartstein	Legal counsel
President and Chief Executive Officer	K&L Gates LLP

Thomas M. Kinzler	Independent registered
Secretary and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-225-5291	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:	Express mail:
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
P.O. Box 9510	Mutual Fund Image Operations
Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

50	Growth Opportunities Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Growth Opportunities Fund.	8400A 2/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	4/09

Discussion of Fund performance

By Grantham, Mayo, Van Otterloo & Co. LLC (GMO)

A brutal selloff amid sharply contracting global economies caused non-U.S. stocks in developed nations to lose roughly half of their value during the one-year reporting period ending February 28, 2009. Like the United States, the United Kingdom was hampered by a housing crisis that began in the residential market and spread well beyond it to encompass virtually the entire economy. In Japan, weak domestic and overseas demand sent that export-sensitive economy into a tailspin. Additionally, the U.S. dollar rallied versus most other currencies, which hampered the returns of foreign stocks quoted in dollars. Against this backdrop, the Fund’s benchmark, the S&P/Citigroup Primary Market Index (PMI) Europe, Pacific, Asia Composite (EPAC) Growth Style Index, finished the one-year reporting period with a return of –49.51%, compared with –43.32% for the Standard & Poor’s 500 Index, a measure of U.S. large-cap stocks.

For the year ended February 28, 2009, John Hancock International Growth Fund’s Class A shares returned –44.00% at net asset value, topping the S&P/Citigroup benchmark and the –50.48% result of the Morningstar, Inc. foreign large blend fund average. Our focus on quality and momentum led us to overweight health care and consumer staples, and to underweight financials, which aided performance. The Fund also had some modest derivatives exposure — mainly currency cross-hedging — that helped. Among individual holdings, Swiss food and beverage conglomerate Nestle S.A. was the Fund’s top contributor. Two large pharmaceutical stocks we overweighted, U.K.-based GlaxoSmithKline PLC and Denmark’s Novo Nordisk A/S, also contributed, as did British gas utility BG Group. Conversely, stock selection in energy and materials undermined performance, with Luxembourg-based steel maker ArcelorMittal SA, detracting the most. Cellular handset manufacturer Nokia, industrial metals mining company Xstrata PLC, Italian energy producer Eni S.p.A. — which we sold — and Canadian fertilizer maker Potash Corp. of Saskatchewan Inc. also hurt.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	International Growth Fund | Annual report

A look at performance

For the period ended February 28, 2009

		Average annual returns (%)				Cumulative total returns (%)
		with maximum sales charge (POP)				with maximum sales charge (POP)

	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	6-12-06	–46.80	—	—	–13.74	–46.80	—	—	–33.14

B	6-12-06	–47.17	—	—	–13.63	–47.17	—	—	–32.91

C	6-12-06	–44.97	—	—	–12.78	–44.97	—	—	–31.08

I1	6-12-06	–43.74	—	—	–11.71	–43.74	—	—	–28.77

R1[1]	6-12-06	–44.03	—	—	–12.23	–44.03	—	—	–29.90

1[1]	6-12-06	–43.72	—	—	–11.69	–43.72	—	—	–28.72

NAV[1]	12-27-06	–43.69	—	—	–21.77	–43.69	—	—	–41.34

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I, Class R1, Class 1 and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until June 30, 2009. The net expenses are as follows: Class A — 1.56%, Class B — 2.40%, Class C — 2.40%, Class I — 1.20%, Class R1 — 1.70%, Class 1 — 1.15% and Class NAV — 1.10%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.21%, Class B — 4.62%, Class C — 3.73%, Class I — 5.07%, Class R1 — 14.42%, Class 1 — 1.83% and Class NAV — 1.77%. The Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

Performance is calculated with an opening price (prior day’s close) on the inception date.

1 For certain types of investors, as described in the Fund’s Class I, Class R1, Class 1 and Class NAV share prospectuses.

Annual report | International Growth Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in International Growth Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without sales	With maximum
Class	Period beginning	charge	sales charge	Index 1	Index 2

B	6-12-06	$6,897	$6,709	$6,197	$6,100

C2	6-12-06	6,892	6,892	6,197	6,100

I3	6-12-06	7,123	7,123	6,197	6,100

R1[3]	6-12-06	7,010	7,010	6,197	6,100

1[3]	6-12-06	7,128	7,128	6,197	6,100

NAV[3]	12-27-06	5,866	5,866	5,294	5,105

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I, Class R1, Class 1 and Class NAV shares, respectively, as of February 28, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P/Citigroup Primary Market Index (PMI) Europe, Pacific, Asia Composite (EPAC) Growth Style Index — Index 1 — is an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index (BMI) (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD 100 million), representing the top 80% of available capital of the BMI in each country.

MSCI EAFE (Europe, Australasia, Far East) Net Total Return Index — Index 2 — is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indexes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Returns are calculated and presented net of withholding tax.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors, as described in the Fund’s Class I, Class R1, Class 1 and Class NAV share prospectuses.

8	International Growth Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on September 1, 2008 with the same investment held until February 28, 2009.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$609.90	$6.23

Class B	1,000.00	607.60	9.57

Class C	1,000.00	607.40	9.57

Class I	1,000.00	611.50	4.79

Class R1	1,000.00	610.00	6.79

Class 1	1,000.00	611.40	4.59

Class NAV	1,000.00	611.60	4.40

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | International Growth Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on September 1, 2008, with the same investment held until February 28, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$1,017.10	$7.80

Class B	1,000.00	1,012.90	11.98

Class C	1,000.00	1,012.90	11.98

Class I	1,000.00	1,018.80	6.01

Class R1	1,000.00	1,016.40	8.50

Class 1	1,000.00	1,019.10	5.76

Class NAV	1,000.00	1,019.30	5.51

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.56%, 2.40%, 2.40%, 1.20%, 1.70%, 1.15% and 1.10% for Class A, Class B, Class C, Class I, Class R1, Class 1 and Class NAV, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	International Growth Fund | Annual report

Portfolio summary

Top 10 holdings[1]

Novartis AG	5.1%	SAP AG	2.3%

GlaxoSmithKline PLC	4.8%	Telefonica SA	2.1%

Nestle SA	4.1%	Reckitt Benckiser PLC	2.0%

BG Group PLC	3.3%	Total SA	1.9%

Roche Holdings AG	3.0%	Sanofi Aventis	1.8%

Sector distribution[2,3]

Health care	22%	Information technology	7%

Consumer staples	16%	Telecommunication services	6%

Energy	9%	Utilities	4%

Materials	9%	Financials	3%

Consumer discretionary	7%	Other	10%

Industrials	7%

1 As a percentage of net assets on February 28, 2009, excluding cash and cash equivalents.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

3 As a percentage of net assets on February 28, 2009.

Annual report | International Growth Fund	11

FINANCIAL STATEMENTS

Fund’s investments

Securities owned by the Fund on 2-28-09

Issuer	Shares	Value

Common stocks 95.47%		$40,308,819

(Cost $59,177,300)

Australia 4.32%		1,823,718

BHP Billiton, Ltd.	10,970	197,532

Brambles, Ltd.	14,946	43,670

CSL, Ltd.	6,039	139,660

CSR, Ltd.	17,494	11,014

Foster’s Group, Ltd.	16,592	58,089

Incitec Pivot, Ltd.	38,598	52,582

Origin Energy, Ltd.	24,934	215,241

QBE Insurance Group, Ltd.	9,373	112,576

Rio Tinto, Ltd.	2,595	76,353

Telstra Corp., Ltd.	52,368	118,020

Westpac Banking Corp., Ltd.	3,538	37,730

Woodside Petroleum, Ltd.	14,412	328,008

Woolworths, Ltd.	24,304	403,852

Worleyparsons, Ltd.	2,954	29,391
Austria 0.08%		33,711

Oesterreichische Elektrizitaetswirtschafts AG, Class A	1,096	33,711

Belgium 0.32%		134,919

Belgacom SA	1,380	44,917

Colruyt SA	397	90,002

Bermuda 0.07%		28,499

Frontline, Ltd.	1,375	28,499

Canada 4.86%		2,051,074

Agrium, Inc.	3,200	111,102

BCE, Inc.	3,200	62,456

Canadian National Railway Co.	9,300	298,694

Canadian Natural Resources, Ltd.	2,400	77,158

Canadian Pacific Railway, Ltd.	1,700	48,106

Enbridge, Inc.	4,800	143,751

EnCana Corp.	1,900	74,972

Husky Energy, Inc.	3,000	64,141

IGM Financial, Inc.	900	19,780

Imperial Oil, Ltd	1,700	53,103

Potash Corp. of Saskatchewan, Inc.	6,700	562,353

Research In Motion, Ltd. (I)	2,300	91,913

Rogers Communications, Inc.	4,400	103,480

Shaw Communications, Inc.	8,100	119,698

See notes to financial statements

12	International Growth Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Canada (continued)

Shoppers Drug Mart Corp.	5,700	$193,868

TransAlta Corp.	1,600	26,499

Denmark 2.07%		874,479

A P Moller Maersk AS, Series A	7	32,938

H. Lundbeck AS	2,600	55,208

Novo Nordisk AS	10,569	514,641

Rockwool International AS, B Shares	322	16,898

Sydbank AS	1,344	15,651

Vestas Wind Systems AS (I)	5,492	239,143

Finland 0.58%		244,838

Kone Corp. Oyj (L)	2,028	41,798

Nokia AB Oyj	14,298	133,978

Nokian Renkaat Oyj	3,688	43,441

YIT Oyj	4,274	25,621

France 6.68%		2,820,999

Air Liquide SA	2,108	153,826

Dassault Systemes SA	1,149	39,819

Electricite de France	1,370	53,093

Essilor International SA	4,326	149,299

France Telecom SA	1,670	37,321

Groupe Danone	3,736	177,297

Hermes International	1,241	104,794

L’Oreal SA	2,837	182,496

Neopost SA	406	29,462

Sanofi-Aventis SA	15,118	777,021

Societe Generale	131	118,201

Total SA	17,113	803,995

Unibail-Rodamco, REIT	494	62,016

Vallourec SA	1,569	122,122

Wendel	411	10,237

Germany 5.27%		2,223,559

Adidas AG	2,578	74,339

Bayer AG	1,442	69,059

Beiersdorf AG	2,844	117,865

Bilfinger Berger AG	703	24,170

Deutsche Telekom AG	29,411	353,629

Fresenius Medical Care AG & Co. KGaA	2,673	108,985

K&S AG	6,735	299,210

Kloeckner & Co. SE	1,722	19,452

Norddeutsche Affinerie AG	1,022	25,433

RWE AG	673	42,272

SAP AG	30,352	971,051

SGL Carbon AG (I)	4,092	90,464

Solarworld AG	1,627	27,630

Greece 0.46%		194,457

Coca Cola Hellenic Bottling Co. SA	1,948	23,588

National Bank of Greece SA	4,558	55,719

OPAP SA	4,479	115,150

See notes to financial statements

Annual report | International Growth Fund	13

FINANCIAL STATEMENTS

Issuer	Shares	Value

Hong Kong 1.35%		$568,798

CLP Holdings, Ltd.	28,000	206,991

Esprit Holdings, Ltd.	16,300	87,783

Hang Seng Bank, Ltd.	8,400	92,921

Hong Kong & China Gas Co., Ltd.	46,500	70,124

Hong Kong Electric Holdings, Ltd.	18,000	110,979

Ireland 0.14%		60,298

CRH PLC	2,936	60,298

Italy 0.07%		31,147

Intesa Sanpaolo SpA	12,797	31,147

Japan 21.59%		9,114,597

Asahi Breweries, Ltd.	2,500	31,304

Astellas Pharma, Inc.	6,100	202,419

Bridgestone Corp.	4,700	64,013

Canon, Inc.	13,300	335,653

Central Japan Railway Co.	26	157,953

Chubu Electric Power Co., Inc.	3,100	76,430

Daiichi Sankyo Co., Ltd.	5,700	91,576

Daikin Industries, Ltd.	3,800	82,725

Daito Trust Construction Co., Ltd.	1,400	44,088

Dena Co., Ltd.	13	38,229

East Japan Railway Co.	1,400	83,843

Eisai Co., Ltd.	3,700	113,356

FamilyMart Co., Ltd.	1,400	47,228

Fanuc, Ltd.	2,200	143,277

Fast Retailing Co., Ltd.	3,700	371,665

GS Yuasa Corp.	11,000	45,182

Hirose Electric Co., Ltd.	600	51,517

Hisamitsu Pharmaceutical Co., Inc.	3,000	90,601

Honda Motor Co., Ltd.	9,800	234,345

Hoya Corp.	5,300	96,049

INPEX Corp.	17	115,010

Japan Tobacco, Inc.	27	64,402

JGC Corp.	7,000	79,779

Kao Corp.	15,000	285,063

KDDI Corp.	20	104,774

Keyence Corp.	1,000	188,739

Kurita Water Industries, Ltd.	2,600	44,131

Lawson, Inc.	3,500	151,556

Marubeni Corp.	27,000	83,822

Mazda Motor Corp.	29,000	36,639

Mitsubishi Corp.	23,300	289,887

Mitsubishi Heavy Industries, Ltd.	45,000	125,997

Mizuho Financial Group, Inc.	19,000	35,811

Murata Manufacturing Co., Ltd.	1,400	53,154

Nikon Corp.	7,000	65,623

Nintendo Co., Ltd.	900	256,949

Nippon Electric Glass Co., Ltd.	9,000	58,392

Nippon Yusen Kabushiki Kaisha	16,000	66,003

See notes to financial statements

14	International Growth Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Japan (continued)

Nissha Printing Co., Ltd.	1,800	$44,663

Nitori Co., Ltd.	2,150	113,845

Nitto Denko Corp.	2,800	50,471

NTT Data Corp.	11	27,258

NTT DoCoMo, Inc.	164	255,482

Odakyu Electric Railway Co., Ltd.	9,000	66,475

OJI Paper Co., Ltd.	29,000	107,261

Oriental Land Co, Ltd.	500	32,805

Osaka Gas Co., Ltd.	18,000	64,359

Panasonic Corp.	30,000	347,346

Rakuten, Inc.	216	111,147

Resona Holdings, Inc. (L)	4,700	80,586

SANKYO Co., Ltd.	1,800	80,783

Secom Co., Ltd.	1,400	48,046

SEGA SAMMY HOLDINGS, Inc.	3,000	25,530

Seven & I Holdings Co., Ltd.	20,000	443,236

Shimamura Co., Ltd.	700	36,129

Shin-Etsu Chemical Co., Ltd.	8,900	396,242

Shionogi & Co., Ltd.	9,000	146,151

Shiseido Co, Ltd.	5,000	73,634

SOFTBANK CORP.	5,900	71,393

Sumitomo Metal Industries, Ltd.	58,000	108,650

Sumitomo Metal Mining Co., Ltd.	4,000	39,927

Takeda Pharmaceutical Co., Ltd.	12,800	516,990

Terumo Corp.	6,100	186,941

Tohoku Electric Power Co., Inc.	4,300	100,676

Tokio Marine Holdings, Inc.	2,500	56,777

Tokyo Electric Power Co., Inc.	15,700	443,211

Tokyo Gas Co., Ltd.	18,000	72,107

Toshiba Corp. (L)	25,000	60,571

Trend Micro, Inc.	3,500	78,933

Tsumura & Co.	1,300	36,056

UNICHARM Corp.	1,700	111,062

Yahoo! Japan Corp.	473	135,302

Yamada Denki Co., Ltd.	1,030	37,368

Netherlands 3.01%		1,269,630

ArcelorMittal (L)	21,933	420,385

Heineken NV	2,664	71,130

Koninklijke (Royal) KPN NV	19,807	253,408

Koninklijke Ahold NV	7,622	84,575

Koninklijke DSM NV	4,234	96,762

Reed Elsevier NV	3,920	43,554

Unilever NV	15,647	299,816

Norway 0.51%		217,288

StatoilHydro ASA	9,850	163,536

Yara International ASA	2,540	53,752

See notes to financial statements

Annual report | International Growth Fund	15

FINANCIAL STATEMENTS

Issuer	Shares	Value

Portugal 0.12%		$49,119

Portugal Telecom, SGPS, SA	6,058	49,119

Singapore 0.61%		259,452

SembCorp Industries, Ltd.	20,000	26,826

SembCorp Marine, Ltd.	31,000	27,504

Singapore Press Holdings, Ltd.	21,000	36,721

Singapore Telecommunications, Ltd.	107,000	168,401

Spain 3.16%		1,334,797

Grifols SA	3,614	56,658

Industria de Diseno Textil SA	2,341	87,817

Mapfre SA (I)	24,511	49,829

Red Electrica Corp. SA	1,463	58,675

Telefonica SA	48,637	895,120

Union Fenosa SA	8,284	186,698

Sweden 1.02%		429,921

Hennes & Mauritz AB, B Shares	11,590	429,921

Switzerland 15.35%		6,480,053

Actelion, Ltd. (I)	3,352	158,521

Compagnie Financiere Richemont SA, BR Shares	8,330	110,013

Geberit AG, ADR	829	74,257

Lonza Group AG	675	64,756

Nestle SA	53,224	1,739,917

Novartis AG (L)	58,485	2,133,726

Roche Holdings AG — Genusschein	11,183	1,269,467

Swatch Group AG, BR Shares	779	86,652

Swisscom AG	127	38,041

Syngenta AG	2,095	447,864

Synthes AG	3,075	356,839

United Kingdom 23.83%		10,063,466

Admiral Group PLC	5,447	66,255

Anglo American PLC	3,576	50,442

AstraZeneca PLC	21,726	688,969

Autonomy Corp. PLC (I)	9,678	166,795

BG Group PLC	97,955	1,400,207

BHP Billiton PLC	9,185	143,147

British American Tobacco PLC	22,787	582,445

British Sky Broadcasting Group PLC	10,118	67,446

Burberry Group PLC	9,004	32,853

Cadbury PLC	10,884	82,865

Capita Group PLC	24,024	226,700

Centrica PLC	50,938	195,890

Cobham PLC	19,354	53,122

Diageo PLC	45,159	520,741

Drax Group PLC	8,808	65,070

Game Group PLC	11,844	24,623

GlaxoSmithKline PLC	134,781	2,044,204

HSBC Holdings PLC	18,033	125,422

See notes to financial statements

16	International Growth Fund | Annual report

FINANCIAL STATEMENTS

Issuer		Shares	Value

United Kingdom (continued)

Imperial Tobacco Group PLC		7,449	$178,344

Man Group PLC		33,553	81,611

National Grid PLC		10,300	91,686

Next PLC		5,453	90,427

Petrofac, Ltd.		7,887	52,680

Reckitt Benckiser Group PLC		21,801	834,228

Reed Elsevier PLC		30,010	224,190

Rio Tinto PLC		12,041	307,372

Royal Dutch Shell PLC, A Shares		8,550	187,710

Royal Dutch Shell PLC, B Shares		1,955	41,037

Sage Group PLC		16,259	39,394

Scottish & Southern Energy PLC		8,032	130,886

Shire PLC		9,371	111,099

Smith & Nephew PLC		14,331	101,556

Smiths Group PLC		6,232	73,669

Standard Chartered PLC		6,914	65,160

Standard Life PLC		32,327	80,102

Tesco PLC		21,613	102,498

Thomson Reuters PLC		4,452	91,553

Tullow Oil PLC		17,420	180,904

Unilever PLC		6,568	126,879

Vodafone Group PLC		130,351	230,966

Xstrata PLC		10,386	102,319

		Principal
Issuer, description		amount	Value

Short-term investments 10.40%			$4,389,545

(Cost $4,389,545)

Repurchase agreements 3.50%			1,476,000

Repurchase Agreement with State Street Corp. dated 02-27-2009 at
0.05% to be repurchased at $1,476,000 on 03-02-2009, collateralized by
$1,470,000 Federal Home Loan Bank, 3.75% due 01-08-2010 (valued at
$1,510,425, including interest)		$1,476,000	1,476,000

	Interest
	rate	Shares
Cash Equivalents 6.90%			2,913,545

John Hancock Cash Investment Trust (T) (W)	0.7604% (Y)	2,913,545	2,913,545

Total investments (Cost $63,566,845)† 105.87%			$44,698,364

Other assets and liabilities, net (5.87%)			($2,478,559)

Total net assets 100.00%			$42,219,805

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

The Fund had the following five top industry concentrations as of February 28, 2009 (as a percentage of total net assets):

Pharmaceuticals	20.89%
Diversified Financial Services	7.06%
Integrated Oil & Gas	6.91%
Packaged Foods & Meats	5.72%
Integrated Telecommunication Services	4.76%

See notes to financial statements

Annual report | International Growth Fund	17

FINANCIAL STATEMENTS

Notes to Schedule of Investments

ADR American Depositary Receipt

REIT Real Estate Investment Trust

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of February 28, 2009.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

(Y) Represents current yield on February 28, 2009.

† At February 28, 2009, the aggregate cost of investment securities for federal income tax purposes was $64,116,317. Net unrealized depreciation aggregated $19,417,953, of which $71,690 related to appreciated investment securities and $19,489,643 related to depreciated investment securities.

The Fund had the following futures contracts open on February 28, 2009:

					UNREALIZED
	NUMBER OF		EXPIRATION	NOTIONAL	APPRECIATION
OPEN CONTRACTS	CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

FTSE 100 Index Futures	15	Long	March 2009	817,623	($76,619)
TOPIX Index Futures	1	Long	March 2009	78,027	4,342
MSCI EAFE Emini Index
Futures	10	Long	March 2009	489,600	(63,285)
ASX SPI 200 Index Futures	3	Long	March 2009	159,031	1,478
CAC 40 Index Futures	2	Short	March 2009	68,484	4,330
Total					($129,754)

Open forward foreign currency contracts as of February 28, 2009, were as follows:

			UNREALIZED
	PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Buys
Euro	640,879	4/24/09	$4,826
Euro	640,879	4/24/09	6,985
Euro	640,879	4/24/09	7,197
Euro	640,879	4/24/09	3,048
Japanese Yen	86,425,725	4/24/09	(53,805)
Japanese Yen	86,425,725	4/24/09	(53,400)
Japanese Yen	89,044,686	4/24/09	(56,211)
New Zealand Dollar	194,745	4/24/09	(1,657)
Swedish Krona	7,792,131	4/24/09	(26,814)
Swedish Krona	7,792,131	4/24/09	(17,869)
Singapore Dollar	394,000	4/24/09	(3,558)
			($191,258)

Sells
Australian Dollar	510,168	4/24/09	($2,142)
Australian Dollar	509,970	4/24/09	(2,340)
Australian Dollar	168,035	4/24/09	2,719
Canadian Dollar	657,759	4/24/09	4,655
Canadian Dollar	657,458	4/24/09	4,353
Hong Kong Dollar	402,054	4/24/09	74
Norwegian Krone	172,250	4/24/09	223
Pound Sterling	795,435	4/24/09	(3,199)
Pound Sterling	793,071	4/24/09	(5,563)
Pound Sterling	793,540	4/24/09	(5,094)
Pound Sterling	795,502	4/24/09	(3,132)
Singapore Dollar	297,032	4/24/09	8,131
Swiss Franc	341,435	4/24/09	(935)
Swiss Franc	365,876	4/24/09	3,317
Swiss Franc	341,793	4/24/09	(577)
			$490

See notes to financial statements

18	International Growth Fund | Annual report

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 2-28-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $59,177,300)
including $2,615,048 of securities loaned (Note 2)	$40,308,819
Repurchase agreement, at value (Cost $1,476,000) (Note 2)	1,476,000
Investments in affiliated issuers, at value (Cost $2,913,545)	2,913,545

Total investments, at value (Cost $63,566,845)	44,698,364
Cash	631
Cash collateral at broker for futures contracts	301,123
Foreign currency, at value (Cost $236,212)	233,426
Receivable for forward foreign currency exchange contracts (Note 3)	45,528
Receivable for fund shares sold	39,666
Dividends and interest receivable	240,468
Receivable for security lending income	1,778
Receivable due from adviser	4,733
Other assets	50,822

Total assets	45,616,539

Liabilities

Payable for forward foreign currency exchange contracts (Note 3)	236,296
Payable for fund shares repurchased	35,603
Payable upon return of securities loaned (Note 2)	2,913,545
Payable for futures variation margin	14,200
Payable to affiliates
Fund administration fees	486
Transfer agent fees	19,341
Distribution and service fees	184
Accrued expenses	177,079

Total liabilities	3,396,734

Net assets

Capital paid-in	$68,673,988
Undistributed net investment income	385,420
Accumulated net realized gain loss on investments, futures contracts and
foreign currency transactions	(7,645,406)
Net unrealized appreciation (depreciation) on investments, futures
contracts and translation of assets and liabilities in foreign currencies	(19,194,197)

Net assets	$42,219,805

See notes to financial statements

Annual report | International Growth Fund	19

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

The Fund has an unlimited number of shares authorized with no par value.
Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$12,772,893
Shares outstanding	1,025,444
Net asset value and redemption price per share	$12.46

Class B1
Net assets	$508,792
Shares outstanding	40,770
Net asset value and offering price per share	$12.48

Class C1
Net assets	$607,140
Shares outstanding	48,684
Net asset value and offering price per share	$12.47

Class I
Net assets	$22,555,875
Shares outstanding	1,807,459
Net asset value, offering price and redemption price per share	$12.48

Class R1
Net assets	$77,163
Shares outstanding	6,198
Net asset value, offering price and redemption price per share	$12.45

Class 1
Net assets	$2,532,971
Shares outstanding	203,147
Net asset value, offering price and redemption price per share	$12.47

Class NAV
Net assets	$3,164,971
Shares outstanding	254,424
Net asset value, offering price and redemption price per share	$12.44

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$13.12

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

20	International Growth Fund | Annual report

FINANCIAL STATEMENTS

Statement of operations For the year ended 2-28-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$1,378,564
Interest	20,671
Securities lending	4,227
Less foreign taxes withheld	(106,893)

Total investment income	1,296,569

Expenses

Investment management fees (Note 6)	398,458
Distribution and service fees (Note 6)	88,324
Transfer agent fees (Note 6)	40,313
State registration fees (Note 6)	73,983
Printing and postage fees (Note 6)	12,868
Audit and legal fees	43,717
Custodian fees	147,401
Registration and filing fees	18,303
Fund administration fees (Note 6)	5,073
Trustees’ fees (Note 7)	3,759
Miscellaneous	999

Total expenses	833,198
Less expense reductions (Note 6)	(204,335)

Net expenses	628,863

Net investment income	667,706

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(5,938,622)
Futures contracts	(766,757)
Foreign currency transactions	731,264
(5,974,115)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(19,205,535)
Futures contracts	109,228
Translation of assets and liabilities in foreign currencies	(341,291)
(19,437,598)
Net realized and unrealized loss	(25,411,713)

Decrease in net assets from operations	($24,744,007)

See notes to financial statements

Annual report | International Growth Fund	21

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	2-29-08	2-28-09

Increase (decrease) in net assets

From operations
Net investment income	$364,838	$667,706
Net realized gain (loss)	1,778,824	(5,974,115)
Change in net unrealized appreciation (depreciation)	(2,453,128)	(19,437,598)

Decrease in net assets resulting from operations	(309,466)	(24,744,007)

Distributions to shareholders
From net investment income
Class A	(202,592)	(403,668)
Class B	—	(9,683)
Class C	—	(11,598)
Class I	(5,357)	(737,756)
Class R1	(830)	(2,249)
Class 1	(26,034)	(82,042)
Class NAV	(90,102)	(129,737)
From net realized gain
Class A	(1,859,952)	—
Class B	(90,466)	—
Class C	(159,205)	—
Class I	(32,275)	—
Class R1	(9,214)	—
Class 1	(149,968)	—
Class NAV	(497,276)	—

Total distributions	(3,123,271)	(1,376,733)

From Fund share transactions (Note 8)	20,872,603	27,353,569

Total increase	17,439,866	1,232,829

Net assets

Beginning of year	23,547,110	40,986,976
End of year	$40,986,976	$42,219,805
Undistributed net investment income	$312,354	$385,420

See notes to financial statements

22	International Growth Fund | Annual report

FINANCIAL STATEMENTS

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$20.00	$23.94	$22.86
Net investment income (loss)[2]	(0.01)	0.26	0.31
Net realized and unrealized gain (loss) on investments	4.44	0.53	(10.31)
Total from investment operations	4.43	0.79	(10.00)
Less distributions
From net investment income	(0.09)	(0.18)	(0.40)
From net realized gain	(0.40)	(1.69)	—
Total distributions	(0.49)	(1.87)	(0.40)
Net asset value, end of year	$23.94	$22.86	$12.46
Total return (%)[3,4]	22.18[5]	2.85	(44.00)

Ratios and supplemental data

Net assets, end of year (in millions)	$20	$26	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	2.28[6]	2.21	1.94
Expenses net of fee waivers	1.66[6]	1.56	1.62
Expenses net of all fee waivers and credits	1.66[6]	1.56	1.62
Net investment income (loss)	(0.06)[6]	1.02	1.59
Portfolio turnover (%)	41	97	59

1 Class A shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Annualized.

See notes to financial statements

Annual report | International Growth Fund	23

FINANCIAL STATEMENTS

CLASS B SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$20.00	$23.91	$22.81
Net investment income (loss)[2]	(0.16)	(0.01)	0.15
Net realized and unrealized gain (loss) on investments	4.48	0.60	(10.25)
Total from investment operations	4.32	0.59	(10.10)
Less distributions
From net investment income	(0.01)	—	(0.23)
From net realized gain	(0.40)	(1.69)	—
Total distributions	(0.41)	(1.69)	(0.23)
Net asset value, end of year	$23.91	$22.81	$12.48
Total return (%)[3,4]	21.64[5]	2.03	(44.43)

Ratios and supplemental data

Net assets, end of year (in millions)	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	10.94[6]	4.62	4.68
Expenses net of fee waivers	2.39[6]	2.41	2.65
Expenses net of all fee waivers and credits	2.39[6]	2.40	2.40
Net investment income (loss)	(0.94)[6]	(0.03)	0.80
Portfolio turnover (%)	41	97	59

[1] Class B shares began operations on 6-12-06.

[2]Based on the average of the shares outstanding.

[3]Total returns would have been lower had certain expenses not been reduced during the periods shown.

[4]Assumes dividend reinvestment.

[5]Not annualized.

[6]Annualized.

CLASS C SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$20.00	$23.90	$22.79
Net investment income (loss)[2]	(0.16)	0.05	0.20
Net realized and unrealized gain (loss) on investments	4.47	0.53	(10.29)
Total from investment operations	4.31	0.58	(10.09)
Less distributions
From net investment income	(0.01)	—	(0.23)
From net realized gain	(0.40)	(1.69)	—
Total distributions	(0.41)	(1.69)	(0.23)
Net asset value, end of year	$23.90	$22.79	$12.47
Total return (%)[3,4]	21.59[5]	1.99	(44.43)

Ratios and supplemental data

Net assets, end of year (in millions)	$2	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	6.71[6]	3.73	3.81
Expenses net of fee waivers	2.39[6]	2.40	2.42
Expenses net of all fee waivers and credits	2.39[6]	2.40	2.40
Net investment income (loss)	(0.98)[6]	0.21	1.03
Portfolio turnover (%)	41	97	59

1 Class C shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Annualized.

See notes to financial statements

24	International Growth Fund | Annual report

FINANCIAL STATEMENTS

CLASS I SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$20.00	$23.97	$22.90
Net investment income[2]	0.07	0.36	0.18
Net realized and unrealized gain (loss) on investments	4.45	0.54	(10.12)
Total from investment operations	4.52	0.90	(9.94)
Less distributions
From net investment income	(0.15)	(0.28)	(0.48)
From net realized gain	(0.40)	(1.69)	—
Total distributions	(0.55)	(1.97)	(0.48)
Net asset value, end of year	$23.97	$22.90	$12.48
Total return (%)[3,4]	22.60[5]	3.27	(43.74)

Ratios and supplemental data

Net assets, end of year (in millions)	—[6]	$1	$23
Ratios (as a percentage of average net assets):
Expenses before reductions	17.20[7]	5.07	1.67
Expenses net of fee waivers	1.19[7]	1.20	1.20
Expenses net of all fee waivers and credits	1.19[7]	1.20	1.20
Net investment income	0.42[7]	1.43	1.16
Portfolio turnover (%)	41	97	59

1 Class I shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Less than $500,000.

7 Annualized.

CLASS R1 SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$20.00	$23.89	$22.81
Net investment income (loss)[2]	(0.05)	0.25	0.28
Net realized and unrealized gain (loss) on investments	4.43	0.51	(10.26)
Total from investment operations	4.38	0.76	(9.98)
Less distributions
From net investment income	(0.09)	(0.15)	(0.38)
From net realized gain	(0.40)	(1.69)	—
Total distributions	(0.49)	(1.84)	(0.38)
Net asset value, end of year	$23.89	$22.81	$12.45
Total return (%)[3,4]	21.92[5]	2.73	(44.03)

Ratios and supplemental data

Net assets, end of year (in millions)	—[6]	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	20.78[7]	14.42	16.02
Expenses net of fee waivers	1.94[7]	1.70	2.11
Expenses net of all fee waivers and credits	1.94[7]	1.70	1.70
Net investment income (loss)	(0.32)[7]	1.00	1.46
Portfolio turnover (%)	41	97	59

1 Class R1 shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Total return would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Less than $500,000.

7 Annualized.

See notes to financial statements

Annual report | International Growth Fund	25

FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$20.00	$23.97	$22.89
Net investment income[2]	0.07	0.29	0.36
Net realized and unrealized gain (loss) on investments	4.45	0.61	(10.29)
Total from investment operations	4.52	0.90	(9.93)
Less distributions
From net investment income	(0.15)	(0.29)	(0.49)
From net realized gain	(0.40)	(1.69)	—
Total distributions	(0.55)	(1.98)	(0.49)
Net asset value, end of year	$23.97	$22.89	$12.47
Total return (%)[3,4]	22.63[5]	3.28	(43.72)

Ratios and supplemental data

Net assets, end of year (in millions)	$1	$3	$3
Ratios (as a percentage
of average net assets):
Expenses before reductions	2.00[6]	1.83	1.51
Expenses net of fee waivers	1.15[6]	1.15	1.15
Expenses net of all fee waivers and credits	1.15[6]	1.15	1.15
Net investment income	0.41[6]	1.14	1.94
Portfolio turnover (%)	41	97	59

1 Class 1 shares began operations on 6-12-06.

2 Based on the average of the shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Annualized.

CLASS NAV SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$23.73	$23.92	$22.84
Net investment income[2]	0.01	0.33	0.41
Net realized and unrealized gain (loss) on investments	0.18	0.59	(10.31)
Total from investment operations	0.19	0.92	(9.90)
Less distributions
From net investment income	—	(0.31)	(0.50)
From net realized gain	—	(1.69)	—
Total distributions	—	(2.00)	(0.50)
Net asset value, end of year	$23.92	$22.84	$12.44
Total return (%)[3,4]	0.80[5]	3.34	(43.69)

Ratios and supplemental data

Net assets, end of year (in millions)	$1	$8	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	2.75[6]	1.77	1.41
Expenses net of fee waivers	1.13[6]	1.10	1.10
Expenses net of all fee waivers and credits	1.13[6]	1.10	1.10
Net investment income	0.14[6]	1.33	2.11
Portfolio turnover (%)	41	97	59

1 Class NAV shares began operations on 12-27-06.

2 Based on the average of the shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Annualized.

See notes to financial statements

26	International Growth Fund | Annual report

Notes to financial statements

Note 1
Organization

John Hancock International Growth Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust). The Trust was established as a Massachusetts business trust on June 9, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end investment management company. The investment objective of the Fund is to seek high total return.

John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (JHIMS) (the Adviser), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Funds, LLC (the Distributor), a Delaware limited liability company, an affiliate of the Adviser, serves as principal underwriter.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, including classes designated as Class A, Class B, Class C, Class I, Class R1, Class 1 and Class NAV shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors. Class R1 shares are available only to certain retirement plans. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class NAV shares are sold to affiliated funds of funds, which are funds of funds within the John Hancock funds complex. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bear distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

The Adviser and other affiliates of John Hancock USA owned 818,854 and 5,631 shares of beneficial interest of Class A and Class R1 on February 28, 2009.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates

Annual report | International Growth Fund	27

supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Cash Investment Trust (JHCIT), an affiliate of the Adviser, is valued at its net asset value each business day.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to priori-tize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$7,208,358	($129,754)
Level 2 — Other Significant Observable Inputs	37,490,006	(190,768)
Level 3 — Significant Unobservable Inputs	—	—
Total	$44,698,364	($320,522)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

28	International Growth Fund | Annual report

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty.

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/ amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures. The Fund uses identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Real estate investment trusts

The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust (REIT) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in JHCIT. The Fund may receive compensation for lending its securities either in the form of fees and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested

Annual report | International Growth Fund	29

collateral is not sufficient to meet obligations due on loans.

Foreign currency translation

The books and records of the Fund are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Expenses

The majority of expenses are directly identifi-able to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, transfer agent fees, state registration fees and printing and postage fees for Class A, Class B, Class C, Class I, Class R1, Class 1 and Class NAV shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Line of credit

The Fund has entered into an agreement which enables them to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to the Fund on a prorated basis based on average net assets. Prior to February 19, 2009, the commitment fee was 0.05% per annum. For the year ended February 28, 2009, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

30	International Growth Fund | Annual report

For federal income tax purposes, the Fund has $4,155,616 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: February 28, 2017 — $4,155,616. Net capital losses of $2,979,495 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on March 1, 2009, the first day of the Fund’s next taxable year.

As of February 28, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended February 28, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends and capital gains distributions, if any, annually. During the year ended February 29, 2008, the tax character of distributions paid was as follows: ordinary income $2,246,678 and long-term capital gain $876,593. During the year ended February 28, 2009, the tax character of distributions paid was as follows: ordinary income $1,376,733. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of February 28, 2009, the components of distributable earnings on a tax basis included $190,448 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to foreign currency transactions and passive foreign investment companies.

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. As of February 28, 2009, management does not believe that the adoption of FAS 161 will have a material impact on the amounts reported in the financial statements.

Note 3
Financial instruments

Futures

The Fund may purchase and sell financial futures contracts and options on those contracts. A Fund uses futures contracts to manage against a decline in the value of securities owned by the Fund. When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect

Annual report | International Growth Fund	31

correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of spe-cific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward foreign currency contracts

The Fund may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Note 4
Risk and uncertainties

Concentration risk

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Sector risk — health care industry

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Health care companies can be hurt by economic declines and other factors. For instance, when economic conditions deteriorate, health care stocks may decline. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Derivatives and counterparty risk

The use of derivative instruments may involve risk different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations of that, in the event of default, the fund will succeed in enforcing them.

Risks associated with foreign investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure

32	International Growth Fund | Annual report

and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of Funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Note 5
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 6
Investment advisory and
other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.92% of the first $100,000,000 of the Fund’s aggregate daily net assets; (b) 0.895% of the next $900,000,000 of the Fund’s aggregate daily net assets; and (c) 0.880% of the Fund’s aggregate daily net assets in excess of $1,000,000,000. Aggregate net assets include the net assets of the Fund and International Growth Trust, a series of John Hancock Trust and International Growth Fund, a series of John Hancock Funds II. The Adviser has a subadvisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended February 28, 2009, were equivalent to an annual effective rate of 0.92% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reimburse or limit certain Fund level expenses to 0.18% of the Fund’s average annual net assets which are allocated pro rata to all share classes. The agreements exclude taxes, portfolio brokerage commissions, interest, advisory fees, distribution and service fees, transfer agent fees, state registration fees, printing and postage fees, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded.

In addition, the Adviser has agreed to reimburse or limit certain expenses for each share class. This agreement excludes taxes, portfolio brokerage commissions, interest and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded. The reimbursements and limits are such that these expenses will not exceed 1.70% for

Annual report | International Growth Fund	33

Class A shares, 2.40% for Class B, 2.40% for Class C, 1.20% for Class I, 1.70% for Class R1, 1.15% for Class 1 and 1.10% for Class NAV. Accordingly, the expense reductions or reimbursements related to these agreements were $66,812, $18,711, $19,290, $51,084, $16,098, $10,463 and $18,695 for Class A, Class B, Class C, Class I, Class R1, Class 1 and Class NAV, respectively for the year ended February 28, 2009. The expense reimbursements and limits will continue in effect until June 30, 2009 and thereafter until terminated by the Adviser on notice to the Trust.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

The fund administration fees incurred for the year ended February 28, 2009, were $5,073 with an annual effective rate of 0.01% of the Fund’s average daily net assets.

The Trust has a Distribution Agreement with the Distributor. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C, Class R1 and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00%, 0.50% and 0.05% of average daily net asset value of Class A, Class B, Class C, Class R1 and Class 1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, the Fund has also adopted a Service Plan for Class R1 shares.

Under the Service Plan, the Fund may pay up to 0.25% of Class R1 average daily net asset value for certain other services. There were no Service Plan fees incurred for the year ended February 28, 2009.

Class A shares are assessed up-front sales charges. During the year ended February 28, 2009, the Distributor received net up-front sales charges of $10,301 with regard to sales of Class A shares. Of this amount, $1,624 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $8,557 was paid as sales commissions to unrelated broker-dealers and $120 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock USA, is the indirect sole shareholder of Signator Investors. Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended February 28, 2009, CDSCs received by the Distributor amounted to $4,722 for Class B shares and $823 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.05% for Classes A, B, C and R1, and 0.04% for Class I, based on each class’s average daily net assets. From March 1, 2008 to May 31, 2008, Class I paid

34	International Growth Fund | Annual report

a monthly transfer agent fee at a total annual rate of 0.05% of its average daily net assets. Additionally, Class 1 and NAV do not pay transfer agent fees.

• The Fund pays Signature Services a monthly fee which is based on an annual rate of $16.50 per shareholder accounts for all classes except Class 1 and NAV. From March 1, 2008 to May 31, 2008, the Fund paid Signature Services monthly a fee which was based on an annual rate of $15.00 for each Class A shareholder account, $17.50 for each Class B shareholder account, $16.50 for each Class C shareholder account and $15.00 for each Class R1 shareholder account. During this period, there were no fees assessed for Class I, 1 and NAV.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

In addition, Signature Services had agreed to contractually limit the transfer agent fees to 0.30% through December 31, 2008. Fee reductions under this plan were $3,032 for the period ended February 28, 2009. Also, Signature Services had voluntarily agreed to further limit transfer agent fees for Class R1 shares so that such fees do not exceed 0.05% annually of the class’s average daily net assets until May 31, 2008. Fee reductions related to this limitation for Class R1 was $89.

The Fund receives earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of pocket expenses. During the year ended February 28, 2009, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $61 for transfer agent credits earned.

Class level expenses including the allocation of the transfer agent fees for the year ended February 28, 2009 were as follows:

	Distribution and	Transfer	State	Printing and
Share class	service fees	agent fees	registration fees	postage fees

Class A	$63,203	$23,253	$14,656	$9,138
Class B	9,215	5,694	14,496	728
Class C	13,855	4,098	14,514	914
Class I	—	6,429	14,836	1,131
Class R1	579	839	15,481	—
Class 1	1,472	—	—	957
Total	$88,324	$40,313	$73,983	$12,868

Note 7
Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

Annual report | International Growth Fund	35

Note 8
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended February 29, 2008, and February 28, 2009, along with the corresponding dollar value.

	Year ended 2-29-08		Year ended 2-28-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	414,385	$10,585,758	135,017	$2,639,354
Distributions reinvested	80,686	1,966,314	26,368	389,191
Repurchased	(172,237)	(4,088,612)	(287,397)	(5,278,555)
Net increase (decrease)	322,834	$8,463,460	(126,012)	($2,250,010)

Class B shares

Sold	49,493	$1,301,454	11,954	$225,925
Distributions reinvested	3,261	79,442	430	6,370
Repurchased	(22,033)	(551,497)	(23,572)	(418,103)
Net increase (decrease)	30,721	$829,399	(11,188)	($185,808)

Class C shares

Sold	55,553	$1,402,156	7,289	$123,129
Distributions reinvested	4,414	107,446	694	10,259
Repurchased	(21,855)	(509,068)	(62,826)	(1,257,189)
Net increase (decrease)	38,112	$1,000,534	(54,843)	($1,123,801)

Class I shares

Sold	148,817	$3,828,656	2,138,964	$36,027,363
Distributions reinvested	1,455	35,510	3,347	49,405
Repurchased	(133,227)	(3,446,247)	(360,763)	(5,435,317)
Net increase	17,045	$417,919	1,781,548	$30,641,451

Class R1 shares

Sold	482	$12,483	429	$8,405
Distributions reinvested	413	10,043	153	2,249
Repurchased	(4)	(89)	(379)	(6,321)
Net increase	891	$22,437	203	$4,333

Class 1 shares

Sold	124,068	$3,141,773	143,982	$2,662,289
Distributions reinvested	7,219	176,002	5,562	82,042
Repurchased	(31,315)	(790,808)	(69,425)	(1,269,588)
Net increase	99,972	$2,526,967	80,119	$1,474,743

Class NAV shares

Sold	299,764	$7,594,950	34,844	$786,414
Distributions reinvested	24,142	587,378	8,820	129,737
Repurchased	(23,722)	(570,441)	(120,906)	(2,123,490)
Net increase (decrease)	300,184	$7,611,887	(77,242)	($1,207,339)

Net increase	809,759	$20,872,603	1,592,585	$27,353,569

Note 9
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2009, aggregated $48,886,547 and $23,615,322, respectively.

36	International Growth Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of
John Hancock International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Growth Fund (the “Fund”) at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2009

Annual report | International Growth Fund	37

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 28, 2009.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

38	International Growth Fund | Annual report

Board Consideration of and Continuation
of Investment Advisory Agreement and
Subadvisory Agreement: John Hancock
International Growth Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Funds III (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with Grantham, Mayo, Van Otterloo & Co. LLC (the Subadviser) for the John Hancock International Growth Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”). The funds within each Category and Peer Group were selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data. Data covered the period since the Fund’s inception through December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser,

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale,

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vii) the background and experience of senior management and investment professionals, and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors

Annual report | International Growth Fund	39

considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than two full years of operational history, and considered the performance results for the Fund since its inception through December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark indices. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the 1-year period was lower than the performance of the Category median, and its benchmark indices, the Standard & Poor’s/ Citigroup PMI EPAC Growth Index and the MSCI World Ex US NR Index. The Board viewed favorably that the Fund’s performance was higher than the performance of its Peer Group median.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and not appreciably higher than the median rate of the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross Expense Ratio was higher than the median of the Peer Group and Category. The Board also noted that the Fund’s Net Expense Ratio was higher than the Category median but lower than the Peer Group median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and

40	International Growth Fund | Annual report

equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Agreement Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates and the Subadviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Annual report | International Growth Fund	41

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2006	51

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2006	51

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham,[2] Born: 1944	2006	51

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile
Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director,
Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[2,4] Born: 1952	2008	51

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

42	International Growth Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2006	51

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	51

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	51

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Steven R. Pruchansky, Born: 1944	2006	51

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo,[4] Born: 1949	2008	23

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2006	269

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Annual report | International Growth Fund	43

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2006

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005);
Director, MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief
Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and
Chief Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and
John Hancock Trust (since 2005); Director, Chairman and President, NM Capital Management, Inc.
(since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing
Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2006

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance
Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer, Senior Vice President
John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John Hancock Funds
(since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President, John
Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

44	International Growth Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2006

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group,
Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment
Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds
II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial
Corporation (until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

Annual report | International Growth Fund	45

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Investment Management
James R. Boyle†	Services, LLC
James F. Carlin
William H. Cunningham*	Subadviser
Deborah C. Jackson*	Grantham, Mayo, Van Otterloo & Co. LLC
Charles L. Ladner
Stanley Martin*	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky
Gregory A. Russo	Custodian
State Street Bank and Trust Company
*Member of the Audit Committee
†Non-Independent Trustee	Transfer agent
John Hancock Signature Services, Inc.
Officers
Keith F. Hartstein	Legal counsel
President and Chief Executive Officer	K&L Gates LLP

Thomas M. Kinzler	Independent registered
Secretary and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-225-5291	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:	Express mail:
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
P.O. Box 9510	Mutual Fund Image Operations
Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

46	International Growth Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock International Growth Fund.	8700A 2/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	4/09

Discussion of Fund performance

By MFC Global Investment Management (U.S.A.) Limited

A brutal sell off amid sharply contracting global economies caused non-U.S. stocks in developed nations to lose roughly half of their value during the one-year reporting period ending February 28, 2009. In the United Kingdom, the country with the largest benchmark index weighting, unemployment surged higher, while the economy was projected to shrink by 2.8% in 2009. In Japan, weak domestic and overseas demand sent that export-sensitive economy into a tailspin. Against this backdrop, the Fund’s benchmark, the MSCI EAFE Gross Total Return Index, finished the one-year reporting period with a return of –49.94%.

“A brutal sell off amid sharply
contracting global economies
caused non-U.S. stocks in
developed nations to lose roughly
half of their value during the
one-year reporting period ending
February 28, 2009.”

For the 12 months ended February 28, 2009, John Hancock International Allocation Portfolio’s Class A shares returned –50.67% at net asset value, lagging its MSCI benchmark and the –50.48% return of the average Morningstar, Inc. Foreign Large Blend Fund. Traditional diversifiers such as emerging market equities and international small caps failed to add as much value as they have in the past. The fund adding the most value was International Growth (GMO), whose emphasis on quality, underweighting in financials and overweighting in health care were beneficial. International Value (Franklin Templeton) contributed as well. Conversely, the Fund’s stake in International Classic Value (Pzena) fared poorly, mainly due to overweighting the beleaguered financials sector. International Opportunities (Marsico) was hampered by poor stock selection in France, underweighting Japan, and overweighting Mexico and Brazil.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in small-cap stocks. See the prospectus for the risks of investing in high-yield bonds.

Past performance is no guarantee of future results.

6	International Allocation Portfolio | Annual report

A look at performance

For the period ended February 28, 2009

		Average annual returns (%)				Cumulative total returns (%)
		with maximum sales charge (POP)				with maximum sales charge (POP)

	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	12-29-06	–53.14	—	—	–29.39	–53.14	—	—	–53.01

B	12-29-06	–53.29	—	—	–29.12	–53.29	—	—	–52.61

C	12-29-06	–51.46	—	—	–28.23	–51.46	—	—	–51.32

I1	12-29-06	–50.48	—	—	–27.43	–50.48	—	—	–50.12

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until June 30, 2009. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.67%, Class B — 2.37%, Class C — 2.37% and Class I —1.22%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.15%, Class B — 5.06%, Class C — 3.35% and Class I — 8.21%. The Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

1 For certain types of investors, as described in the Portfolio’s Class I share prospectus.

Annual report | International Allocation Portfolio	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in International Allocation Portfolio Class A shares for the period indicated. For comparison, we’ve shown in the MSCI EAFE Gross Total Return Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B2	12-29-06	$4,869	$4,739	$5,146

C2,3	12-29-06	4,868	4,868	5,146

I2,4	12-29-06	4,988	4,988	5,146

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C and Class I shares, respectively, as of February 28, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

MSCI EAFE Gross Total Return Index is an unmanaged market capitalization weighted composite of securities in 21 developed markets outside of North America, in Europe, Australia and the Far East. The MSCI EAFE (gross) Index includes the maximum dividend reinvestment. The Composite Index figures do not reflect any deduction for fees, taxes or expenses.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 Index figure as of closest month end to fund inception date.

3 No contingent deferred sales charge applicable.

4 For certain types of investors, as described in the Portfolio’s Class I share prospectus.

8	International Allocation Portfolio | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on September 1, 2008 with the same investment held until February 28, 2009.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$552.20	$2.35

Class B	1,000.00	550.40	4.88

Class C	1,000.00	549.80	4.88

Class I	1,000.00	552.90	0.46

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | International Allocation Portfolio	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on September 1, 2008, with the same investment held until February 28, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1,2]

Class A	$1,000.00	$1,021.80	$3.06

Class B	1,000.00	1,018.50	6.36

Class C	1,000.00	1,018.50	6.36

Class I	1,000.00	1,024.20	0.60

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.61%, 1.27%, 1.27% and 0.12% for Class A, Class B, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2 The Fund’s expense ratios do not include fees and expenses indirectly incurred by the underlying funds, whose ratios can vary based on the mix of underlying funds. The range of expense ratios of the underlying funds held were 0.99% to 1.17%.

10	International Allocation Portfolio | Annual report

Portfolio summary

Asset allocation[1]

International Large Cap	77%

International Small Cap	14%

Emerging Markets	7%

China	2%

1 As a percentage of net assets on February 28, 2009.

Annual report | International Allocation Portfolio	11

FINANCIAL STATEMENTS

Fund’s investments

Investment companies

Underlying Funds’ Investment Manager
Dimension Fund Advisors, Inc.	(DFA)
Franklin®Templeton®	(Templeton)
Grantham, Mayo, Van Otterloo & Co.	(GMO)
Marsico Capital Management, LLC	(Marsico)
MFC Global Investment Management (U.S.A.) Limited	(MFC Global U.S.A.)
Pzena Investment Management LLC	(Pzena)

Securities owned by the Fund on 2-28-09

Issuer	Shares	Value

Investment companies 100.24%		$17,292,033
(Cost $38,081,665)

John Hancock Funds 16.71% (g)		2,882,168

Greater China Opportunities (MFC Global U.S.A.) (f)	32,175	342,985

International Classic Value (Pzena)	654,429	2,539,183

John Hancock Funds II 65.18% (g)		11,244,830

Emerging Markets Value (DFA)	272,672	1,227,023

International Opportunies (Marisco)	483,953	3,861,943

International Small Company (DFA)	560,946	2,468,161

International Value (Templeton)	448,626	3,687,703

John Hancock Funds III 18.35% (g)		3,165,035

International Growth (GMO)	254,424	3,165,035

Total investments (Cost $38,081,665)† 100.24%		$17,292,033

Other assets and liabilities, net (0.24%)		($40,951)

Total net assets 100.00%		$17,251,082

(g) The underlying fund’s subadviser is shown parenthetically.

(f) The subadviser is an affiliate of the adviser and/or the Fund.

† At February 28, 2009, the aggregate cost of investment securities for federal income tax purposes was $40,710,604. Net unrealized depreciation aggregated $23,418,571, of which $0 related to appreciated investment securities and $23,418,571 related to depreciated investment securities.

See notes to financial statements

12	International Allocation Portfolio | Annual report

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 2-28-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments in affiliated funds, at value (Cost $38,081,665) (Note 8)	$17,292,033

Total investments, at value	17,292,033
Cash	22,316
Receivable for investments sold	30,835
Receivable for fund shares sold	1,263
Receivable due from adviser	44,757
Other assets	44,859

Total assets	17,436,063

Liabilities

Payable for fund shares repurchased	57,657
Payable to affiliates
Fund administration fees	426
Transfer agent fees	28,877
Accrued expenses	98,021

Total liabilities	184,981

Net assets

Capital paid-in	$43,647,696
Distributions in excess of net investment income	(331)
Accumulated net realized loss on investments	(5,606,651)
Net unrealized depreciation on investments	(20,789,632)

Net assets	$17,251,082

See notes to financial statements

Annual report | International Allocation Portfolio	13

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

The Fund has an unlimited number of shares authorized with no par value.

Class A
Net assets	$13,094,065
Shares outstanding	3,038,064
Net asset value and redemption price per share	$4.31

Class B1
Net assets	$669,758
Shares outstanding	155,086
Net asset value and offering price	$4.32

Class C1
Net assets	$3,253,305
Shares outstanding	752,635
Net asset value and offering price	$4.32

Class I
Net assets	$233,954
Shares outstanding	54,349
Net asset value, offering price and redemption price per share	$4.30

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$4.54

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

14	International Allocation Portfolio | Annual report

FINANCIAL STATEMENTS

Statement of operations For the year ended 2-28-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Income distributions received from affiliated underlying funds	$691,937
Total investment income	691,937

Expenses

Investment management fees (Note 5)	42,446
Distribution and service fees (Note 5)	151,378
Transfer agent fees (Note 5)	65,946
State registration fees (Note 5)	42,958
Printing and postage fees	14,777
Audit and legal fees	42,260
Custodian fees	9,188
Registration and filing fees	16,786
Fund administration fees (Note 5)	4,063
Trustees’ fees (Note 6)	3,037
Miscellaneous	1,723

Total expenses	394,562
Less expense reductions (Note 5)	(143,589)

Net expenses	250,973

Net investment income	440,964

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in affiliated issuers	(5,242,649)
Capital gain distributions received from affiliated underlying funds	286,220
(4,956,429)
Change in net unrealized appreciation (depreciation) of
Investments in affiliated issuers	(15,945,899)
(15,945,899)
Net realized and unrealized loss	(20,902,328)
Decrease in net assets from operations	($20,461,364)

See notes to financial statements

Annual report | International Allocation Portfolio	15

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	2-29-08	2-28-09

Increase (decrease) in net assets

From operations
Net investment income	$371,921	$440,964
Net realized gain (loss)	2,327,066	(4,956,429)
Change in net unrealized appreciation (depreciation)	(4,761,706)	(15,945,899)

Decrease in net assets resulting from operations	(2,062,719)	(20,461,364)

Distributions to shareholders
From net investment income
Class A	(368,791)	(386,518)
Class B	(8,046)	(10,843)
Class C	(36,417)	(56,884)
Class I	(11,786)	(8,745)
From net realized gain
Class A	(1,337,953)	(855,134)
Class B	(74,015)	(43,749)
Class C	(335,022)	(229,507)
Class I	(33,949)	(14,994)

Total distributions	(2,205,979)	(1,606,374)

From Fund share transactions (Note 7)	40,724,564	(1,703,968)
Total increase (decrease)	36,455,866	(23,771,706)

Net assets

Beginning of year	4,566,922	41,022,788

End of year	$41,022,788	$17,251,082

Distributions in excess of net investment income	—	($331)

See notes to financial statements

16	International Allocation Portfolio | Annual report

FINANCIAL STATEMENTS

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$10.00	$9.96	$9.48
Net investment income (loss)[2,3]	(0.01)	0.13	0.12
Net realized and unrealized loss on investments	(0.03)	(0.03)	(4.86)
Total from investment operations	(0.04)	0.10	(4.74)
Less distributions
From net investment income	—	(0.13)	(0.14)
From net realized gain	—	(0.45)	(0.29)
Total distributions	—	(0.58)	(0.43)
Net asset value, end of year	$9.96	$9.48	$4.31
Total return (%)[4,5]	(0.40)[6]	0.70	(50.67)

Ratios and supplemental data

Net assets, end of year (in millions)	$3	$30	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	8.53[7]	1.11[8]	0.92[8]
Expenses net of fee waivers	0.60[7]	0.58[8]	0.61[8]
Expenses net of all fee waivers and credits	0.60[7]	0.58[8]	0.61[8]
Net investment income (loss) [3]	(0.60)[7]	1.21	1.56
Portfolio turnover (%)	3	23	23

1 Class A shares began operations on 12-29-06.

2 Based on the average of the shares outstanding.

3 Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Assumes dividend reinvestment.

6 Not annualized.

7 Annualized.

8 Ratios do not include expenses incurred from underlying funds whose annualized expense ratios were 1.02% and 0.99% to 1.17%, for the years ended 2-29-08 and 2-28-09, respectively, based on the mix of underlying funds by the Fund.

See notes to financial statements

Annual report | International Allocation Portfolio	17

FINANCIAL STATEMENTS

CLASS B SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$10.00	$9.95	$9.46
Net investment income (loss)[2,3]	(0.02)	0.07	0.06
Net realized and unrealized loss on investments	(0.03)	(0.06)	(4.83)
Total from investment operations	(0.05)	0.01	(4.77)
Less distributions
From net investment income	—	(0.05)	(0.08)
From net realized gain	—	(0.45)	(0.29)
Total distributions	—	(0.50)	(0.37)
Net asset value, end of year	$9.95	$9.46	$4.32
Total return (%)[4,5]	(0.50)[6]	(0.13)	(51.01)

Ratios and supplemental data

Net assets, end of year (in millions)	—[7]	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	28.58[8]	4.02[9]	3.03[9]
Expenses net of fee waivers	1.26[8]	1.34[9]	1.53[9]
Expenses net of all fee waivers and credits	1.26[8]	1.33[9]	1.31[9]
Net investment income (loss)[3]	(1.26)[8]	0.70	0.80
Portfolio turnover (%)	3	23	23

1 Class B shares began operations on 12-29-06.

2 Based on the average of the shares outstanding.

3 Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

9 Ratios do not include expenses incurred from underlying funds whose annualized expense ratios were 1.02% and 0.99% to 1.17%, for the years ended 2-29-08 and 2-28-09, respectively, based on the mix of underlying funds by the Fund.

See notes to financial statements

18	International Allocation Portfolio | Annual report

FINANCIAL STATEMENTS

CLASS C SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$10.00	$9.95	$9.46
Net investment income (loss)[2,3]	(0.02)	0.08	0.06
Net realized and unrealized loss on investments	(0.03)	(0.07)	(4.83)
Total from investment operations	(0.05)	0.01	(4.77)
Less distributions
From net investment income	—	(0.05)	(0.08)
From net realized gain	—	(0.45)	(0.29)
Total distributions	—	(0.50)	(0.37)
Net asset value, end of year	$9.95	$9.46	$4.32
Total return (%)[4,5]	(0.50)[6]	(0.13)	(51.01)
Ratios and supplemental data

Net assets, end of year (in millions)	$1	$8	$3
Ratios (as a percentage
of average net assets):
Expenses before reductions	18.62[7]	2.31[8]	1.92[8]
Expenses net of fee waivers	1.27[7]	1.33[8]	1.31[8]
Expenses net of all fee waivers and credits	1.27[7]	1.33[8]	1.31[8]
Net investment income (loss)[3]	(1.27)[7]	0.79	0.76
Portfolio turnover (%)	3	23	23

1 Class C shares began operations on 12-29-06.

2 Based on the average of the shares outstanding.

3 Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Not annualized.

7 Annualized.

8 Ratios do not include expenses incurred from underlying funds whose annualized expense ratios were 1.02% and 0.99% to 1.17%, for the years ended 2-29-08 and 2-28-09, respectively, based on the mix of underlying funds by the Fund.

See notes to financial statements

Annual report | International Allocation Portfolio	19

FINANCIAL STATEMENTS

CLASS I SHARES Period ended	2-28-07[1]	2-29-08	2-28-09

Per share operating performance

Net asset value, beginning of year	$10.00	$9.97	$9.49
Net investment income[2,3]	—[4]	0.16	0.11
Net realized and unrealized loss on investments	(0.03)	(0.03)	(4.84)
Total from investment operations	(0.03)	0.13	(4.73)
Less distributions
From net investment income	—	(0.16)	(0.17)
From net realized gain	—	(0.45)	(0.29)
Total distributions	—	(0.61)	(0.46)
Net asset value, end of year	$9.97	$9.49	$4.30
Total return (%)[5,6]	(0.30)[7]	1.02	(50.48)

Ratios and supplemental data

Net assets, end of year (in millions)	—[8]	$1	—[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	25.01[9]	7.17[10]	1.35[10]
Expenses net of fee waivers	0.17[9]	0.18[10]	0.16[10]
Expenses net of all fee waivers and credits	0.17[9]	0.18[10]	0.16[10]
Net investment income (loss)[3]	(0.17)[9]	1.55	1.44
Portfolio turnover (%)	3	23	23

1 Class I shares began operations on 12-29-06.

2 Based on the average of the shares outstanding.

3 Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

4 Less than ($0.01) per share.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Assumes dividend reinvestment.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

10 Ratios do not include expenses incurred from underlying funds whose annualized expense ratios were 1.02% and 0.99% to 1.17%, for the years ended 2-29-08 and 2-28-09, respectively, based on the mix of underlying funds by the Fund.

See notes to financial statements

20	International Allocation Portfolio | Annual report

Notes to financial statements

Note 1
Organization

John Hancock International Allocation Portfolio (the Fund) is a diversified series of John Hancock Funds III (the Trust). The Trust was established as a Massachusetts business trust on June 9, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end investment management company. The investment objective of the Fund is to seek long term growth of capital.

The Fund operates as a “fund of funds”, investing in Class NAV shares of affiliated underlying funds of the Trust and John Hancock Funds II (JHF II) and also in other affiliated funds of the John Hancock funds complex. The Fund may also invest in unaffiliated underlying funds and other permitted investments.

The accounting policies of the affiliated underlying funds are outlined in the shareholder reports for such funds, available without charge by calling 1-800-225-5291, by visiting www.jhfunds.com or on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. The affiliated underlying funds are not covered by this report.

John Hancock Investment Management Services, LLC (JHIMS) (the Adviser), a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (John Hancock USA), serves as investment adviser for the Trust and John Hancock Funds, LLC (the Distributor), a Delaware limited liability company, an affiliate of the Adviser, serves as principal underwriter.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, including classes designated as Class A, Class B, Class C and Class I shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to verious instititutional and certain individual investors.The shares of each class represent an interest in the same fund of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

The Adviser and other affiliates of John Hancock USA owned 1,676,686 shares of benefieical interest of Class A shares on February 28, 2009.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Investments by the Fund in underlying affiliated funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation policies, as outlined in the underlying funds’ financial statements. Securities held by the Fund and by the underlying affiliated funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price.

Annual report | International Allocation Portfolio	21

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$17,292,033	—

Level 2 — Other Significant Observable Inputs	—	—

Level 3 — Significant Unobservable Inputs	—	—
Total	$17,292,033	—

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

Security transactions and related investment income

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued and earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reportible purposes. Distributions recieved from underlying funds will continue to reflect the character of these distributions.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Overdrafts

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the

22	International Allocation Portfolio | Annual report

Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, transfer agent fees, state registration fees and printing and postage fees for Class A, Class B, Class C and Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $1,965,278 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: February 28, 2017 — $1,965,278. Net capital losses of $1,012,434 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on March 1, 2009, the first day of the Fund’s next taxable year.

As of February 28, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended February 28, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends and capital gains distributions, if any, annually. During the year ended February 29, 2008, the tax character of distributions paid was as follows: ordinary income $2,153,570 and long-term capital gain $52,409. During the year ended February 28, 2009, the tax character of distributions paid was as follows: ordinary income $511,459 and long-term capital gain $1,094,915. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of February 28, 2009, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. For the year ended February 28, 2009, there were no permanent book-tax differences.

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations

Annual report | International Allocation Portfolio	23

and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. As of February 28, 2009, Management does not believe that the adoption of FAS 161 will have a material impact on the amounts reported in the financial statements.

Note 3
Risks and uncertainties

Concentration risk

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Investment advisory and other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement the Fund pays the Adviser a management fee that has two components: (a) a fee on assets invested in the funds of JHF II and III (Fund Assets) and (b) a fee on assets invested in investments other than JHF II and III (Other Assets). The Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.05% of the first $500,000,000 of the Fund Assets, (b) 0.04% of the Fund Assets in excess of $500,000,000, (c) 0.50% of the first $500,000,000 of the Other Assets and (d) 0.49% of the Other Assets in excess of $500,000,000. MFC Global Investment Management (U.S.A.) Limited acts as sub-adviser to the Fund. Deutsche Investment Management Americas, Inc. serves as subadviser consultant. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended February 28, 2009, were equivalent to an annual effective rate of 0.04% of the Fund’s average daily net assets, which includes a voluntary waiver by the Adviser of 0.09% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reimburse certain Fund level expenses to 0.09% of the average annual net assets which are allocated pro rata to all share classes. This agreement excludes the indirect expenses of the underlying funds, taxes, fund brokerage commissions, interest, advisory fees, distribution and service fees, transfer agent fees, state registration fees, printing and postage fees, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded.

In addition, the Adviser has agreed to reimburse or limit certain expenses for each share class. This agreement includes distribution fees, transfer agent fees, state registration fees, printing and postage and fees under any agreements or plans of the Fund dealing with

24	International Allocation Portfolio | Annual report

services for the shareholders and others with beneficial interests in shares of the Fund. The reimbursements and limits are such that these expenses will not exceed 0.50% for Class A shares, 1.20% for Class B, 1.20% for Class C and 0.05% for Class I. Accordingly, the expense reductions or reimbursements related to these agreements were $74,249, $18,562, $39,649, and $7,103 for Class A, Class B, Class C and Class I, respectively, for the year ended February 28, 2009. The expense reimbursements and limits will continue in effect until June 30, 2009, and thereafter until terminated by the Adviser on notice to the Trust.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

The fund administration fees incurred for the period ended February 28, 2009, were $4,063 with an annual effective rate of 0.01% of the Fund’s average daily net assets.

The Trust has a Distribution Agreement with the Distributor. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net assets of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended February 28, 2009, the Distributor received net up-front sales charges of $53,066 with regard to sales of Class A shares. Of this amount, $8,737 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $42,802 was paid as sales commissions to unrelated broker-dealers and $1,527 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock USA, is the indirect sole shareholder of Signator Investors. Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended February 28, 2009, CDSCs received by the Distributor amounted to $4,445 for Class B shares and $5,806 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.05% for Classes A, B, and C and 0.04% for Class I, based on each class’s average daily net assets. From March 1, 2008 to May 31, 2008, Class I paid a monthly transfer agent fee at a total annual rate of 0.05% of its average daily net assets.

• The Fund pays Signature Services a monthly fee which is based on an annual rate of $16.50 per shareholder accounts for all classes. From March 1, 2008 to May 31, 2008, the Fund paid Signature Services monthly a fee which was based on an annual

Annual report | International Allocation Portfolio	25

rate of $15.00 for each Class A shareholder account, $17.50 for each Class B shareholder account and $16.50 for each Class C shareholder account. No shareholder account fees were assessed for this period for Class I.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

In addition, Signature Services had agreed to contractually limit the transfer agent fees to 0.30% through December 31, 2008. Fee reductions under this plan were $3,877 for the period ended February 28, 2009.

The Fund receives earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended February 28, 2009, the Fund’s transfer agent fees and out-of- pocket expenses were reduced by $149 for transfer agent credits earned. Class level expenses including the allocation of the transfer agent fees for the year ended February 28, 2009 were as follows:

	Distribution and	Transfer	State	Printing and
Share class	service fees	agent fees	registration fees	postage fees

Class A	$71,426	$37,471	$13,013	$9,772
Class B	12,359	7,092	12,548	877
Class C	67,593	20,052	13,244	3,744
Class I	—	1,331	4,153	384
Total	$151,378	$65,946	$42,958	$14,777

Note 6
Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

26	International Allocation Portfolio | Annual report

Note 7
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended February 29, 2008 and February 28, 2009, along with the corresponding dollar value.

	Year ended 2-29-08		Year ended 2-28-09
	Shares	Amount	Shares	Amount
Class A

Sold	3,069,699	$32,165,731	606,136	$4,968,547
Distributions reinvested	161,717	1,625,253	227,669	1,138,347
Repurchased	(371,009)	(3,794,178)	(982,767)	(7,059,785)
Net increase (decrease)	2,860,407	$29,996,806	(148,962)	($952,891)

Class B

Sold	181,757	$1,935,091	36,795	$305,972
Distributions reinvested	6,812	68,388	9,049	45,424
Repurchased	(26,915)	(281,028)	(72,141)	(558,121)
Net increase (decrease)	161,654	$1,722,451	(26,297)	($206,725)

Class C

Sold	814,878	$8,637,166	212,725	$1,927,775
Distributions reinvested	34,010	341,797	46,809	234,980
Repurchased	(69,886)	(711,703)	(377,734)	(2,470,977)
Net increase (decrease)	779,002	$8,267,260	(118,200)	($308,222)

Class I shares

Sold	94,013	$985,183	182,165	$1,624,011
Distributions reinvested	4,530	45,522	4,337	21,640
Repurchased	(29,904)	(292,658)	(221,252)	(1,881,781)
Net increase (decrease)	68,639	$738,047	(34,750)	($236,130)

Net increase (decrease)	3,869,702	$40,724,564	(328,209)	($1,703,968)

Note 8
Purchases and sales of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2009, aggregated $7,531,108 and $10,124,936, respectively.

Note 9
Investment in affiliated underlying funds

The Fund invests primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Fund’s investments may represent a significant portion of each underlying fund’s net assets. For the year ended February 28, 2009, the following Funds held 5% or more of the underlying Funds’ net assets:

Percent of
Affiliate —	underlying fund’s
Class NAV	net assets

International Classic
Value Fund	37.77%
International Growth
Fund	7.46%

Annual report | International Allocation Portfolio	27

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock International Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Allocation Portfolio (the “Portfolio”) at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2009

28	International Allocation Portfolio | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 28, 2009.

The Fund has designated distributions to shareholders of $1,094,915 as a long-term capital gain dividend.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

Annual report | International Allocation Portfolio	29

Board Consideration of and
Continuation of Investment
Advisory Agreement: John Hancock
International Allocation Portfolio

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Funds III (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Adviser), (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.A.) Limited (MFC Global USA) and (iii) the investment subadvisory consultant agreement (the Consultant Agreement) with Deutsche Asset Management, Inc. (DeAM) for the John Hancock International Allocation Portfolio (the Fund). MFC Global USA and DeAM are each referred to as a Subadviser, and collectively, the Subadvisers. The Advisory Agreement, the Subadvisory Agreement and the Consultant Agreement are collectively referred to as the Advisory Agreements. The Fund invests in a combination of certain John Hancock mutual funds (the Underlying Funds).

The Fund may at any time allocate any percentage of its assets among any of the Underlying Funds. MFC Global USA may from time to time adjust the percentage of assets allocated to each Underlying Fund. The considerations made in approving the investment advisory and subadvisory agreements of each Underlying Fund are disclosed in each Underlying Fund’s shareholder report.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadvisers and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/ Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data covered the period since the Fund’s inception through December 31, 2007,

(ii) fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the Adviser’s financial results and condition, including its profitability from services performed for the Fund complex as a whole,

(iv) the Adviser’s and each Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and each Subadviser’s compliance department,

(v) the background and experience of senior management and investment professionals, and

(vi) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by each Subadviser.

The Independent Trustees considered the legal advice of their counsel and relied on their own business judgment in determining the material factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor.

30	International Allocation Portfolio | Annual report

The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the narrow scope of services for which the Adviser is engaged, which consists of determining and adjusting investment allocations among the Underlying Funds. The Board considered the ability of the Adviser and each Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and each Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and each Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and each Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than two full years of operational history, and considered the performance results for the Fund since its inception through December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark indices. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance was lower than the performance of the Category and Peer Group medians, and its benchmark indices, the MSCI World Ex US NR Index and the MSCI EAFE GR Index, for the 1-year period. The Adviser discussed factors that contributed to the Fund’s performance results. The Board recognized the short operational history of the Fund and indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee rate and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was equal to the median rate of the Peer Group and the Category.

The Board received and considered expense information regarding the Fund’s various components, including distribution and fees other than distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the advisory fee waiver arrangement into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the median of the Peer Group and Category. The Board gave limited consideration to the expense analysis because it did not distinguish between Fund-level and Underlying Fund-level expenses, and thus presented a comparison of the expenses information that was of limited utility.

Annual report | International Allocation Portfolio	31

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board supported the re-approval of the Advisory Agreement.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to MFC Global USA for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the various relationships between the Fund and the Fund complex, on the one hand, and the Adviser and its affiliates on the other. The Board also considered publicly available industry information comparing the Adviser’s profitability to that of other similar investment advisers. The Board concluded that, in light of the absence of any advisory fees and in light of the costs of providing other services to the Fund and the Fund complex as a whole, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board observed that the Advisory Agreement did not provide for the payment of any fees and so did not determine that it needed to impose breakpoints.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates and the Subadvisers as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadvisers with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadvisers’ and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

32	International Allocation Portfolio | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2006	51

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2006	51

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham,[2] Born: 1944	2006	51
Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile
Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director,
Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[2,4] Born: 1952	2008	51

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Annual report | International Allocation Portfolio	33

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2006	51

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	51

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	51

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution) (until
2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since
2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky, Born: 1944	2006	51

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo,[4] Born: 1949	2008	23

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2006	269

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

34	International Allocation Portfolio | Annual report

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2006

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since
2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive
Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2006

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice
President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since
2006) and The Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

Annual report | International Allocation Portfolio	35

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2006

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group,
Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment
Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial Corporation
(until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

36	International Allocation Portfolio | Annual report

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Investment Management
James R. Boyle†	Services, LLC
James F. Carlin
William H. Cunningham*	Subadviser
Deborah C. Jackson*	MFC Global Investment
Charles L. Ladner	Management (U.S.A.) Limited
Stanley Martin*
Dr. John A. Moore	Principal distributor
Steven R. Pruchansky	John Hancock Funds, LLC
Gregory A. Russo
*Member of the Audit Committee	Custodian
†Non-Independent Trustee	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Thomas M. Kinzler	K&L Gates LLP
Secretary and Chief Legal Officer
Independent registered
Francis V. Knox, Jr.	public accounting firm
Chief Compliance Officer	PricewaterhouseCoopers LLP

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-225-5291	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:	Express mail:
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
P.O. Box 9510	Mutual Fund Image Operations
Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

Annual report | International Allocation Portfolio	37

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock International Allocation Portfolio.	3180A 2/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	4/09

Discussion of Fund performance

By Epoch Investment Partners, Inc.

The 12 months ended February 28, 2009, covered a remarkable period that saw the worst financial crisis since the Great Depression. Economic conditions deteriorated sharply, as unemployment jumped above 8% in the U.S., while consumers and businesses retrenched. In that environment, the S&P Developed BMI Index (formerly named the S&P500/Citigroup Broad Market Index/ World Equity Index) fell 47.61%, while only cash and high-quality government bonds had positive returns.

“The 12 months ended February 28,
2009, covered a remarkable period
that saw the worst financial crisis
since the Great Depression.”

For the 12 months ended February 28, 2009, John Hancock Global Shareholder Yield Fund’s Class A shares posted total returns of –34.21% at net asset value. That compares with the –47.61% return of the S&P Developed BMI Index and the –46.48% average return of the world stock funds tracked by Morningstar, Inc. In a year of extreme stress in the economy, markets and financial system, no sector of the Fund or index produced a positive return. However, the portfolio held up much better than the market as a whole and the average world stock fund tracked by Morningstar, Inc. because of our focus on high-quality, dividend-paying companies.

The portfolio’s relative return benefited significantly from an underweight position in the troubled financial sector. Meanwhile, our stock selection worked best in the telecommunication and utilities sectors. During the extreme market conditions, investors favored these typically defensive-oriented, high-quality investments. Some of the leading contributors to relative returns residing in these sectors were Verizon Communications, Inc., Swisscom AG, and France Telecom SA, as well as utilities NSTAR, Duke Energy Corp., and Southern Co.

The leading detractors from relative results were underweight positions in the health care and information technology sectors. We naturally tend to be underrepresented in these segments because of our emphasis on sustainable free cash flow, dividend payouts and share buybacks. Among individual holdings, the key detractors were companies sensitive to the dramatic downturn in economic conditions. Examples include our stake in Dow Chemical Co., auto and aircraft parts maker GKN PLC and Fairfax Media, the latter two of which we sold.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Global Shareholder Yield Fund | Annual report

A look at performance

For the period ended February 28, 2009

		Average annual returns (%)				Cumulative total returns (%)				SEC 30- day yield (%) as of 2-28-09
		with maximum sales charge (POP)				with maximum sales charge (POP)

	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	3-1-07	–37.49	—	—	–21.69	–37.49	—	—	–38.67	3.84

B	3-1-07	–37.93	—	—	–21.78	–37.93	—	—	–38.82	3.29

C	3-1-07	–35.26	—	—	–20.17	–35.26	—	—	–36.28	3.30

I1	3-1-07	–33.87	—	—	–19.26	–33.87	—	—	–34.82	4.53

R1[1]	3-1-07	–34.25	—	—	–19.73	–34.25	—	—	–35.57	3.99

NAV[1]	4-28-08	—	—	—	—	—	—	—	–35.32	4.54

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I, Class R1 and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until June 30, 2009. The net expenses are as follows: Class A — 1.55%, Class B — 2.25%, Class C — 2.25%, Class I — 1.10%, Class R1 — 1.75% and Class NAV — 1.05%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.79%, Class B — 3.89%, Class C — 3.00%, Class I — 2.16%, Class R1 —16.23% and Class NAV — 1.30%. The Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

Performance is calculated with an opening price (prior day’s close) on the inception date.

1 For certain types of investors, as described in the Fund’s Class I, Class R1 and Class NAV share prospectuses.

Annual report | Global Shareholder Yield Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Global Shareholder Yield Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P Developed BMI Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B	3-1-07	$6,362	$6,118	$5,228

C2	3-1-07	6,372	6,372	5,228

I3	3-1-07	6,518	6,518	5,228

R1[3]	3-1-07	6,443	6,443	5,228

NAV[3]	4-28-08	6,468	6,468	5,008

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the fund’s Class B, Class C, Class I, Class R1 and Class NAV shares, respectively, as of February 28, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P Developed BMI Index is an unmanaged subset of the BMI Global Index that reflects the stock markets of over 30 countries and over 9,000 securities with values expressed in U.S. dollars. The Developed BMI Index represents the developed market portion of the broader index.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors, as described in the Fund’s Class I, Class R1 and Class NAV share prospectuses.

8	Global Shareholder Yield Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on September 1, 2008 with the same investment held until February 28, 2009.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$693.10	$6.51

Class B	1,000.00	690.20	9.43

Class C	1,000.00	691.40	9.44

Class I	1,000.00	695.00	4.62

Class R1	1,000.00	692.90	6.72

Class NAV	1,000.00	694.40	4.41

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Global Shareholder Yield Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on September 1, 2008, with the same investment held until February 28, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$1,017.10	$7.75

Class B	1,000.00	1,013.60	11.23

Class C	1,000.00	1,013.60	11.23

Class I	1,000.00	1,019.30	5.51

Class R1	1,000.00	1,016.90	8.00

Class NAV	1,000.00	1,019.60	5.26

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.55%, 2.25%, 2.25%, 1.10%, 1.60% and 1.05% for Class A, Class B, Class C, Class I, Class R1 and Class NAV, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Global Shareholder Yield Fund | Annual report

Portfolio summary

Top 10 holdings[1]

Anheuser-Busch InBev NV	2.4%	Verizon Communications, Inc.	1.8%

AstraZeneca PLC	2.0%	France Telecom SA	1.8%

Swisscom AG	2.0%	Diageo PLC	1.8%

Imperial Tobacco Group PLC	2.0%	Nestle SA	1.7%

Lorillard, Inc.	1.9%	Duke Energy Corp.	1.6%

Sector distribution[2,3]

Consumer staples	18%	Health care	5%

Telecommunication services	18%	Consumer discretionary	4%

Utilities	16%	Information technology	3%

Energy	10%	Industrials	3%

Materials	8%	Other	15%

1 As a percentage of net assets on February 28, 2009, excluding cash and cash equivalents.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

3 As a percentage of net assets on February 28, 2009.

Annual report | Global Shareholder Yield Fund	11

FINANCIAL STATEMENTS

Fund’s investments

Securities owned by the Fund on 2-28-09

Issuer	Shares	Value

Common stocks 88.24%		$122,296,905

(Cost $173,332,774)

Australia 2.53%		3,510,364

BHP Billiton, Ltd (L)	26,100	950,561

Lion Nathan, Ltd.	268,700	1,455,415

Westpac Banking Corp., Ltd.	103,561	1,104,388

Austria 0.86%		1,190,739

Telekom Austria AG	91,500	1,190,739

Belgium 3.91%		5,414,816

Anheuser-Busch InBev NV	124,020	3,388,971

Anheuser-Busch InBev NV ST VPPR (I)	101,120	641

Belgacom SA	62,220	2,025,204

Brazil 0.88%		1,217,906

Redecard SA	116,500	1,217,906

Canada 0.98%		1,365,163

Manitoba Telecom Services, Inc.	49,200	1,365,163

Finland 0.81%		1,127,521

Fortum Oyj	65,650	1,127,521

France 4.99%		6,914,425

Air Liquide SA	18,700	1,364,584

France Telecom SA	112,600	2,516,353

Total SA	33,800	1,587,976

Vivendi SA	60,800	1,445,512

Germany 2.17%		3,002,935

BASF SE	57,900	1,595,953

RWE AG	22,400	1,406,982

Italy 3.31%		4,582,095

Enel SpA	279,600	1,389,672

Eni SpA SADR	41,900	1,676,419

Terna-Rete Elettrica Nationale SpA	488,100	1,516,004

Netherlands 0.92%		1,270,733

Royal Dutch Shell PLC — A Shares	28,900	1,270,733

Norway 1.16%		1,604,358

StatoilHydro ASA SADR	96,300	1,604,358

Philippines 1.13%		1,566,907

Philippine Long Distance Telephone Co. SADR	35,251	1,566,907

See notes to financial statements

12	Global Shareholder Yield Fund | Annual report

FINANCIAL STATEMENTS

Issuer	Shares	Value

Singapore 0.55%		$757,150

Singapore Press Holdings, Ltd.	433,000	757,150

Spain 1.41%		1,952,675

Telefonica SA	106,100	1,952,675

Sweden 0.64%		884,876

Swedish Match AB	67,700	884,876

Switzerland 3.63%		5,027,163

Nestle SA	70,400	2,301,408

Swisscom AG	9,100	2,725,755

Taiwan 1.36%		1,892,857

Chunghwa Telecom Co., Ltd. ADR	96,569	1,482,334

Far Eastone Telecommunications Co., Ltd.	424,981	410,523

United Kingdom 12.33%		17,093,550

AstraZeneca PLC SADR (L)	89,700	2,833,623

BP PLC	33,700	1,292,732

British American Tobacco PLC	56,900	1,454,388

Diageo PLC	52,400	2,436,076

Imperial Tobacco Group PLC	113,200	2,710,232

National Grid PLC	172,200	1,532,852

Pearson PLC	79,800	748,806

Scottish & Southern Energy PLC	43,600	710,485

Tomkins PLC	647,300	1,039,943

United Utilities Group PLC	149,563	1,080,634

Vodafone Group PLC	707,600	1,253,779

United States 44.67%		61,920,672

Altria Group, Inc.	132,700	2,048,888

AT&T, Inc.	90,700	2,155,939

Automatic Data Processing, Inc.	30,900	1,055,235

Avon Products, Inc.	28,700	504,833

Ball Corp.	45,300	1,825,137

Bristol-Myers Squibb Co.	81,400	1,498,574

CenturyTel, Inc.	67,600	1,779,908

Chevron Corp.	17,100	1,038,141

ConocoPhillips	23,900	892,665

Davita, Inc. (I)	17,100	802,332

Diamond Offshore Drilling, Inc.	24,400	1,528,416

Dow Chemical Co.	48,800	349,408

Duke Energy Corp. (L)	165,800	2,233,326

E.I. Du Pont de Nemours & Co.	78,700	1,476,412

Emerson Electric Co.	43,700	1,168,975

Exxon Mobil Corp.	12,000	1,195,040

Genuine Parts Co.	49,800	1,401,372

Honeywell International, Inc.	52,600	1,411,258

International Flavors & Fragrances, Inc.	26,200	689,322

Johnson & Johnson	33,800	1,690,000

Kinder Morgan Energy Partners LP	21,800	1,005,198

Kraft Foods, Inc., Class A	52,900	1,205,062

Lorillard, Inc.	44,800	2,618,112

See notes to financial statements

Annual report | Global Shareholder Yield Fund	13

FINANCIAL STATEMENTS

Issuer		Shares	Value

United States (continued)

Magellan Midstream Partners LP		22,400	$712,320

McDonald’s Corp.		27,800	1,452,550

Merck & Co., Inc.		38,000	919,600

Microsoft Corp.		86,500	1,786,190

New York Community Bancorp., Inc.		63,100	621,535

Nicor, Inc.		31,500	988,470

NiSource, Inc.		58,300	510,125

NSTAR		43,100	1,386,527

Nucor Corp.		31,700	1,066,705

OGE Energy Corp.		29,200	640,064

ONEOK Partners LP		7,200	305,064

ONEOK, Inc.		54,500	1,217,530

Packaging Corp. of America		112,900	1,195,611

Paychex, Inc.		28,300	624,298

Philip Morris International, Inc.		59,700	1,998,159

Progress Energy, Inc.		16,600	587,972

Reynolds American, Inc.		37,500	1,259,250

Rockwell Collins, Inc.		22,600	705,120

SCANA Corp.		50,100	1,509,513

Southern Co. (L)		66,900	2,027,739

Southern Copper Corp.		48,100	659,451

SUPERVALU, Inc.		40,900	974,064

Teco Energy, Inc. (L)		83,600	801,724

Ventas, Inc., REIT		27,000	582,390

Verizon Communications, Inc.		89,600	2,556,288

Westar Energy, Inc.		66,300	1,120,470

WGL Holdings, Inc.		22,200	673,992

Windstream Corp.		196,300	1,464,398

		Principal
Issuer, description, maturity date		amount	Value

Short-term investments 13.89%			$19,256,650

(Cost $19,256,650)

Repurchase agreements 10.47%			14,519,000

Repurchase Agreement with State Street Corp. dated 02-27-2009 at 0.05% to be repurchased at $14,519,061 on 03-02-2009,
collateralized by $14,830,000 Federal Home Loan Mortgage Corp., zero
coupon due 06-23-2009 (valued at $14,811,463, including interest)		$14,519,000	14,519,000

	Interest
	rate	Shares
Cash Equivalents 3.42%			4,737,650

John Hancock Cash Investment Trust (T) (W)	0.7604% (Y)	4,737,650	4,737,650

Total investments (Cost $192,589,424) † 102.13%			$141,553,555

Other assets and liabilities, net (2.13%)			($2,947,559)

Total net assets 100.00%			$138,605,996

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

See notes to financial statements

14	Global Shareholder Yield Fund | Annual report

FINANCIAL STATEMENTS

Notes to Schedule of Investments

ADR American Depositary Receipt

REIT Real Estate Investment Trust

SADR Sponsored American Depositary Receipt

ST VVPR Strip Voter Verified Paper Record

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of February 28, 2009.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

(Y) Represents current yield as of February 28, 2009.

† At February 28, 2009, the aggregate cost of investment securities for federal income tax purposes was $194,644,494. Net unrealized depreciation aggregated $53,090,939, of which $759,476 related to appreciated investment securities and $53,850,415 related to depreciated investment securities.

See notes to financial statements

Annual report | Global Shareholder Yield Fund	15

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 2-28-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $173,332,774) including
$4,525,715 of securities loaned (Note 2)	$122,296,905
Repurchase agreement, at value (Cost $14,519,000) (Note 2)	14,519,000
Investments in affiliated issuers, at value (Cost $4,737,650)	4,737,650

Total investments, at value (Cost $192,589,424)	141,553,555
Cash	72
Foreign currency, at value (Cost $928,999)	909,566
Receivable for investments sold	1,228,712
Receivable for fund shares sold	851,639
Dividends and interest receivable	547,376
Receivable for security lending income	3,563
Receivable due from adviser	21,160
Other assets	61,718

Total assets	145,177,361

Liabilities

Payable for investments purchased	1,448,823
Payable for fund shares repurchased	189,896
Payable upon return of securities loaned (Note 2)	4,737,650
Payable to affiliates
Fund administration fees	1,353
Transfer agent fees	35,939
Service fees	161
Accrued expenses	157,543

Total liabilities	6,571,365

Net assets

Capital paid-in	$215,569,761
Undistributed net investment income	551,419
Accumulated net realized loss on investments and foreign currency transactions	(26,452,790)
Net unrealized depreciation on investments and translation of assets and
liabilities in foreign currencies	(51,062,394)

Net assets	$138,605,996

See notes to financial statements

16	Global Shareholder Yield Fund | Annual report

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

The Fund has an unlimited number of shares authorized with no par value.
Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$10,683,990
Shares outstanding	1,752,704
Net asset value and redemption price per share	$6.10

Class B1
Net assets	$625,731
Shares outstanding	102,673
Net asset value and offering price	$6.09

Class C1
Net assets	$2,525,724
Shares outstanding	414,355
Net asset value and offering price	$6.10

Class I
Net assets	$57,242,545
Shares outstanding	9,366,029
Net asset value, offering price and redemption price per share	$6.11

Class R1
Net assets	$64,776
Shares outstanding	10,626
Net asset value, offering price and redemption price per share	$6.10

Class NAV
Net assets	$67,463,230
Shares outstanding	11,042,175
Net asset value, offering price and redemption price per share	$6.11

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$6.42

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Annual report | Global Shareholder Yield Fund	17

FINANCIAL STATEMENTS

Statement of operations For the year ended 2-28-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$7,045,907
Interest	150,484
Securities lending	27,412
Less foreign taxes withheld	(312,375)

Total investment income	6,911,428

Expenses

Investment management fees (Note 5)	1,252,288
Distribution and service fees (Note 5)	97,777
Transfer agent fees (Note 5)	69,332
State registration fees (Note 5)	66,741
Printing and postage fees (Note 5)	17,700
Audit and legal fees	64,079
Custodian fees	84,878
Registration and filing fees	25,089
Fund administration fees (Note 5)	15,934
Trustees’ fees (Note 6)	6,190
Miscellaneous	3,362

Total expenses	1,703,370
Less expense reductions (Note 5)	(156,638)

Net expenses	1,546,732

Net investment income	5,364,696

Realized and unrealized loss

Net realized loss on
Investments in unaffiliated issuers	(25,798,695)
Foreign currency transactions	(472,567)
(26,271,262)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(48,378,769)
Translation of assets and liabilities in foreign currencies	(28,808)
(48,407,577)
Net realized and unrealized loss	(74,678,839)

Decrease in net assets from operations	($69,314,143)

See notes to financial statements

18	Global Shareholder Yield Fund | Annual report

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed since inception. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	2-29-08	2-28-09 [1]

Increase (decrease) in net assets

From operations
Net investment income	$972,292	$5,364,696
Net realized loss	(544,011)	(26,271,262)
Change in net unrealized appreciation (depreciation)	(2,654,817)	(48,407,577)

Increase (decrease) in net assets resulting from operations	(2,226,536)	(69,314,143)

Distributions to shareholders
From net investment income
Class A	(758,310)	(397,940)
Class B	(25,168)	(16,648)
Class C	(74,029)	(72,084)
Class I	(83,716)	(1,756,639)
Class R1	(2,790)	(2,174)
Class NAV	—	(2,166,650)
From net realized gain
Class A	(76,015)	—
Class B	(3,843)	—
Class C	(12,123)	—
Class I	(9,685)	—
Class R1	(288)	—

Total distributions	(1,045,967)	(4,412,135)

From Fund share transactions (Note 7)	39,626,173	175,978,604

Total increase	36,353,670	102,252,326

Net assets

Beginning of year	—	36,353,670

End of year	$36,353,670	$138,605,996

Undistributed net investment income	$55,884	$551,419

1 Class NAV shares began operations on 4-28-08.

See notes to financial statements

Annual report | Global Shareholder Yield Fund	19

FINANCIAL STATEMENTS

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	2-29-08[1]	2-28-09

Per share operating performance

Net asset value, beginning of year	$10.00	$9.52
Net investment income[2]	0.35	0.36
Net realized and unrealized loss on investments	(0.51)	(3.57)
Total from investment operations	(0.16)	(3.21)
Less distributions
From net investment income	(0.29)	(0.21)
From net realized gain	(0.03)	—
Total distributions	(0.32)	(0.21)
Net asset value, end of year	$9.52	$6.10
Total return (%)[3,4]	(1.84)	(34.21)

Ratios and supplemental data

Net assets, end of year (in millions)	$27	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	1.72
Expenses net of fee waivers	1.45	1.56
Expenses net of all fee waivers and credits	1.45	1.55
Net investment income	3.31	4.28
Portfolio turnover (%)	24	54

1 Class A shares began operations on 3-1-07.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

See notes to financial statements

20	Global Shareholder Yield Fund | Annual report

FINANCIAL STATEMENTS

CLASS B SHARES Period ended	2-29-08[1]	2-28-09

Per share operating performance

Net asset value, beginning of year	$10.00	$9.51
Net investment income[2]	0.22	0.29
Net realized and unrealized loss on investments	(0.45)	(3.56)
Total from investment operations	(0.23)	(3.27)
Less distributions
From net investment income	(0.23)	(0.15)
From net realized gain	(0.03)	—
Total distributions	(0.26)	(0.15)
Net asset value, end of year	$9.51	$6.09
Total return (%)[3,4]	(2.54)	(34.72)

Ratios and supplemental data

Net assets, end of year (in millions)	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	3.89	3.94
Expenses net of fee waivers	2.23	2.43
Expenses net of all fee waivers and credits	2.23	2.25
Net investment income	2.11	3.50
Portfolio turnover (%)	24	54

1 Class B shares began operations on 3-1-07.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

CLASS C SHARES Period ended	2-29-08[1]	2-28-09

Per share operating performance

Net asset value, beginning of year	$10.00	$9.51
Net investment income[2]	0.22	0.29
Net realized and unrealized loss on investments	(0.45)	(3.55)
Total from investment operations	(0.23)	(3.26)
Less distributions
From net investment income	(0.23)	(0.15)
From net realized gain	(0.03)	—
Total distributions	(0.26)	(0.15)
Net asset value, end of year	$9.51	$6.10
Total return (%)[3,4]	(2.54)	(34.62)

Ratios and supplemental data

Net assets, end of year (in millions)	$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	3.00	2.72
Expenses net of fee waivers	2.23	2.28
Expenses net of all fee waivers and credits	2.22	2.25
Net investment income	2.08	3.50
Portfolio turnover (%)	24	54

1 Class C shares began operations on 3-1-07.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

See notes to financial statements

Annual report | Global Shareholder Yield Fund	21

FINANCIAL STATEMENTS

CLASS I SHARES Period ended	2-29-08[1]	2-28-09

Per share operating performance

Net asset value, beginning of year	$10.00	$9.53
Net investment income[2]	0.33	0.29
Net realized and unrealized loss on investments	(0.44)	(3.46)
Total from investment operations	(0.11)	(3.17)
Less distributions
From net investment income	(0.33)	(0.25)
From net realized gain	(0.03)	—
Total distributions	(0.36)	(0.25)
Net asset value, end of year	$9.53	$6.11
Total return (%)[3,4]	(1.43)	(33.87)

Ratios and supplemental data

Net assets, end of year (in millions)	$3	$57
Ratios (as a percentage of average net assets):
Expenses before reductions	2.16	1.21
Expenses net of fee waivers	1.09	1.10
Expenses net of all fee waivers and credits	1.09	1.10
Net investment income	3.14	3.78
Portfolio turnover (%)	24	54

1 Class I shares began operations on 3-1-07.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

CLASS R1 SHARES Period ended	2-29-08[1]	2-28-09

Per share operating performance

Net asset value, beginning of year	$10.00	$9.52
Net investment income[2]	0.35	0.34
Net realized and unrealized loss on investments	(0.52)	(3.55)
Total from investment operations	(0.17)	(3.21)
Less distributions
From net investment income	(0.28)	(0.21)
From net realized gain	(0.03)	—
Total distributions	(0.31)	(0.21)
Net asset value, end of year	$9.52	$6.10
Total return (%)[3,4]	(2.01)	(34.25)

Ratios and supplemental data

Net assets, end of year (in millions)	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	16.23	18.24
Expenses net of fee waivers	1.64	2.16
Expenses net of all fee waivers and credits	1.64	1.60
Net investment income	3.37	4.09
Portfolio turnover (%)	24	54

1 Class R1 shares began operations on 3-1-07.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total return would have been lower had certain expenses not been reduced during the periods shown.

5 Less than $500,000.

See notes to financial statements

22	Global Shareholder Yield Fund | Annual report

FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	2-28-09[1]

Per share operating performance

Net asset value, beginning of period	$9.71
Net investment income[2]	0.29
Net realized and unrealized loss on investments	(3.67)
Total from investment operations	(3.38)
Less distributions
From net investment income	(0.22)
Net asset value, end of period	$6.11
Total return (%)[3,4]	(35.32)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$67
Ratios (as a percentage of average net assets):
Expenses before reductions	1.09[6]
Expenses net of fee waivers	1.05[6]
Expenses net of all fee waivers and credits	1.05[6]
Net investment income	4.27[6]
Portfolio turnover (%)	54

1 Class NAV shares began operations on 4-28-08.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Not annualized.

6 Annualized.

See notes to financial statements

Annual report | Global Shareholder Yield Fund	23

Notes to financial statements

Note 1
Organization

John Hancock Global Shareholder Yield Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust). The Trust was established as a Massachusetts business trust on June 9, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end investment management company. The investment objective of the Fund is to provide a high level of income. Capital appreciation is a secondary investment objective.

John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (JHIMS) (the Adviser), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Funds, LLC (the Distributor), a Delaware limited liability company, an affiliate of the Adviser, serves as principal underwriter.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, including classes designated as Class A, Class B, Class C, Class I, Class R1 and Class NAV shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors. Class R1 shares are available only to certain retirement plans. Class NAV shares are sold to affiliated funds of funds, which are funds of funds within the John Hancock funds complex. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, maybe applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bear distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

The Adviser and other affiliates of John Hancock USA owned 10,563 shares of beneficial interest of Class R1 on February 28, 2009.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities

24	Global Shareholder Yield Fund | Annual report

at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Cash Investment Trust (JHCIT), an affiliate of the Adviser is valued at its net asset value each business day.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$84,355,775	—

Level 2 — Other Significant Observable Inputs	57,197,780	—

Level 3 — Significant Unobservable Inputs	—	—
Total	$141,553,555	—

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

Annual report | Global Shareholder Yield Fund	25

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty.

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/ amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures. The Fund uses identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in JHCIT. The Fund may receive compensation for lending its securities either in the form of fees and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Foreign currency translation

The books and records of the Fund are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency

26	Global Shareholder Yield Fund | Annual report

exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Line of credit

The Fund has entered into an agreement which enables them to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to the Fund on a prorated basis based on average net assets. Prior to February 19, 2009, the commitment fee was 0.05% per annum. For the year ended February 28, 2009, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, transfer agent fees, state registration fees and printing and postage fees for Class A, Class B, Class C, Class I, Class R1 and Class NAV shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Broker commission rebates

The Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund. Commission rebates are reflected as a realized gain on securities in the Statement of Operations and amounted to $59,725.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $10,657,644 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: February 28, 2017 — $10,657,644. Net capital losses of $13,663,969 that

Annual report | Global Shareholder Yield Fund	27

are attributable to security transactions incurred after October 31, 2008, are treated as arising on March 1, 2009, the first day of the Fund’s next taxable year.

As of February 28, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended February 28, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends and capital gains distributions, if any, quarterly. During the year ended February 29, 2008, the tax character of distributions paid was as follows: ordinary income $1,045,967. During the year ended February 28, 2009, the tax character of distributions paid was as follows: ordinary income $4,412,135. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of February 28, 2009, the components of distributable earnings on a tax basis included $476,295 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to foreign currency transactions.

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. As of February 28, 2009, management does not believe that the adoption of FAS 161 will have a material impact on the amounts reported in the financial statements.

Note 3
Risk and uncertainties

Concentration risk

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Risks associated with foreign investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting,

28	Global Shareholder Yield Fund | Annual report

auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of Funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Investment advisory and other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.950% of the first $500,000,000 of the Fund’s daily net assets; (b) 0.925% of the next $500,000,000 of the Fund’s daily net assets; and (c) 0.900% of the Fund’s daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with Epoch Investment Partners, Inc. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended February 28, 2009, were equivalent to an annual effective rate of 0.95% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reimburse or limit certain Fund level expenses to 0.10% of the Fund’s average annual net assets which are allocated pro rata to all share classes. This agreement excludes taxes, portfolio brokerage commissions, interest, advisory fees, distribution and service fees, transfer agent fees, state registration fees, printing and postage fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded.

Finally, the Adviser has agreed to reimburse or limit certain expenses for each share class. This agreement excludes taxes, portfolio brokerage commissions, interest and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded. The reimbursements and limits are such that these expenses will not exceed 1.55% for Class A shares, 2.25% for Class B, 2.25% for Class C, 1.10% for Class I, 1.60% for Class R1 and 1.05% for Class NAV. Accordingly, the expense reductions or reimbursements related to these agreements were $25,388, $14,101, $17,505, $52,656, $13,872 and $28,869 for Class A, Class B, Class C, Class I, Class R1 and Class NAV, respectively for the year ended February 28,

Annual report | Global Shareholder Yield Fund	29

2009. The expense reimbursements and limits will continue in effect until June 30, 2009 and thereafter until terminated by the Adviser on notice to the Trust.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

The fund administration fees incurred for the year ended February 28, 2009, were $15,934 with an annual effective rate of 0.01% of the Fund’s average daily net assets.

The Trust has a Distribution Agreement with the Distributor. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R1, pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.50% of average daily net asset value of Class A, Class B, Class C and Class R1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

In addition, the Fund has also adopted a Service Plan for Class R1 shares. Under the Service Plan, the Fund may pay up to 0.25% of Class R1 average daily net asset value for certain other services. There were no Service Plan fees incurred for the year ended February 28, 2009.

Class A shares are assessed up-front sales charges. During the year ended February 28, 2009, the Distributor received net up-front sales charges of $40,800 with regard to sales of Class A shares. Of this amount, $6,269 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $34,171 was paid as sales commissions to unrelated broker-dealers and $360 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock USA, is the indirect sole shareholder of Signator Investors. Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended February 28, 2009, CDSCs received by the Distributor amounted to $4,054 for Class B shares and $3,053 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.05% for Classes A, B, C and R1, and 0.04% for Class I, based on each class’s average daily net assets. From March 1, 2008 to May 31, 2008, Class I paid a monthly transfer agent fee at a total annual rate of 0.05% of its average daily net assets. Additionally, Class NAV does not pay transfer agent fees.

• The Fund pays Signature Services a monthly fee which is based on an annual rate of $16.50 per shareholder accounts for all classes except Class NAV. From March 1, 2008 to May 31, 2008, the Fund paid

30	Global Shareholder Yield Fund | Annual report

Signature Services monthly a fee which was based on an annual rate of $15.00 for each Class A shareholder account, $17.50 for each Class B shareholder account, $16.50 for each Class C shareholder account and $15.00 for each Class R1 shareholder account. During this period, there were no fees assessed for Class I and NAV.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

In addition, Signature Services had agreed to contractually limit the transfer agent fees to 0.20% through December 31, 2008. Fee reductions under this plan were $4,096 for the period ended February 28, 2009. Also, Signature Services had voluntarily agreed to further limit transfer agent fees for Class R1 shares so that such fees do not exceed 0.05% annually of the class’s average daily net assets until May 31, 2008. Fee reductions related to this limitation for Class R1 was $37.

The Fund receives earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended February 28, 2009, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $114 for transfer agent credits earned.

Class level expenses including the allocation of the transfer agent fees for the year ended February 28, 2009 were as follows:

	Distribution and	Transfer	State	Printing and
Share class	service fees	agent fees	registration fees	postage fees

Class A	$48,183	$27,940	$13,684	$7,223
Class B	9,352	3,986	12,624	581
Class C	39,811	9,741	13,272	1,676
Class I	—	26,939	13,634	8,118
Class R1	431	726	13,527	102
Total	$97,777	$69,332	$66,741	$17,700

Note 6
Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

Annual report | Global Shareholder Yield Fund	31

Note 7
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended February 29, 2008, and February 28, 2009, along with the corresponding dollar value.

	Year ended 2-29-08		Year ended 2-28-09
	Shares	Amount	Shares	Amount
Class A

Sold	3,579,005	$36,990,887	804,182	$6,338,657
Distributions reinvested	74,870	786,460	40,117	330,458
Repurchased	(778,581)	(8,201,185)	(1,966,889)	(17,618,188)
Net increase (decrease)	2,875,294	$29,576,162	(1,122,590)	($10,949,073)

Class B

Sold	152,636	$1,617,383	13,064	$102,691
Distributions reinvested	2,550	26,721	1,953	15,447
Repurchased	(22,055)	(222,085)	(45,475)	(393,105)
Net increase (decrease)	133,131	$1,422,019	(30,458)	($274,967)

Class C

Sold	545,185	$5,766,651	174,700	$1,483,352
Distributions reinvested	7,254	75,951	5,758	45,647
Repurchased	(70,535)	(720,096)	(248,007)	(1,999,348)
Net increase (decrease)	481,904	$5,122,506	(67,549)	($470,349)

Class I shares

Sold	373,901	$3,986,954	11,908,076	$105,223,284
Distributions reinvested	2,569	26,908	215,383	1,712,667
Repurchased	(58,546)	(611,454)	(3,075,354)	(23,063,018)
Net increase	317,924	3,402,408	9,048,105	$83,872,933

Class R1 shares

Sold	10,000	$100,000	63	$413
Distributions reinvested	293	3,078	270	2,174
Net increase	10,293	$103,078	333	$2,587

Class NAV[1] shares

Sold	—	—	10,826,531	$102,118,825
Distributions reinvested	—	—	272,805	2,166,650
Repurchased	—	—	(57,161)	(488,002)
Net increase	—	—	11,042,175	$103,797,473

Net increase	3,818,546	$39,626,173	18,870,016	$175,978,604

[1]Class NAV shares began operations on 4-28-08.

Note 8
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2009, aggregated $225,663,118 and $63,325,376, respectively.

32	Global Shareholder Yield Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Global Shareholder Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Shareholder Yield Fund (the “Fund”) at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2009

Annual report | Global Shareholder Yield Fund	33

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 28, 2009.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2009, 57.60% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

34	Global Shareholder Yield Fund | Annual report

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Global
Shareholder Yield Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Capital Series (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with Epoch Investment Partners, Inc. (the Subadviser) for the John Hancock Global Shareholder Yield Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund;

(ii) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department;

(iii) the background and experience of senior management and investment professionals; and

(iv) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board noted that the Fund had less than one year of operations. Due to the Fund’s short operational history, the Board did not obtain an analysis comparing the Fund’s investment performance, advisory and other fees and expense ratios to a peer group or category of comparative funds from Morningstar, Inc. (Morningstar), an independent provider of investment company data.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board considered performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholder’s report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser, Subadviser and representatives of the Subadviser that are responsible for the daily investment activities of the Fund. The Board considered the representatives’ history and

Annual report | Global Shareholder Yield Fund	35

experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than one full year of operational history, and considered the performance results for the Fund presented by the Adviser as of April 30 and May 31, 2008. The Board also considered these results in comparison to the performance of several benchmark indexes. The Board noted that the Fund’s performance was lower than the performance of all of the benchmark indexes except the MS World Stock Index for the periods under review. The Board recognized the short operational history of the Fund and indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board did not obtain information comparing the Advisory Agreement Rate, other fees or expense ratios with other comparative fees and expenses of a peer group or category of funds at its May and June 2008 meetings. However, the Board obtained and considered comparative fee data based on funds in a respective Morningstar category prior to the initial approval of the Advisory Agreement. The Board concluded that the Advisory Agreement Rate was not unreasonable.

The Board also obtained information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was not unreasonable.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Agreement Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser

36	Global Shareholder Yield Fund | Annual report

and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates and the Subadviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business of the Adviser and Subadviser as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Annual report | Global Shareholder Yield Fund	37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2007	51

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2007	51

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham,[2] Born: 1944	2007	51

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile
Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director,
Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[2,4] Born: 1952	2008	51

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

38	Global Shareholder Yield Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2007	51

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	51

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2007	51

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Steven R. Pruchansky, Born: 1944	2007	51

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo,[4] Born: 1949	2008	23

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2007	269

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Annual report | Global Shareholder Yield Fund	39

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2007

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since
2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive
Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2007

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2007

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

40	Global Shareholder Yield Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2007

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice
President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since
2006) and The Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

John G. Vrysen, Born: 1955	2007

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group,
Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment
Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds
II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial
Corporation (until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

Annual report | Global Shareholder Yield Fund	41

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Investment Management
James R. Boyle†	Services, LLC
James F. Carlin
William H. Cunningham*	Subadviser
Deborah C. Jackson*	Epoch Investment Partners, Inc.
Charles L. Ladner
Stanley Martin*	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky
Gregory A. Russo	Custodian
*Member of the Audit Committee	State Street Bank and Trust Company
†Non-Independent Trustee
Transfer agent
Officers	John Hancock Signature Services, Inc.
Keith F. Hartstein
President and Chief Executive Officer	Legal counsel
K&L Gates LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer	Independent registered
public accounting firm
Francis V. Knox, Jr.	PricewaterhouseCoopers LLP
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-225-5291	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:	Express mail:
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
P.O. Box 9510	Mutual Fund Image Operations
Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

42	Global Shareholder Yield Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Global Shareholder Yield Fund.	3200A 2/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	4/09

Discussion of Fund performance

By Pzena Investment Management, LLC

The 12-month period ended February 28, 2009, was one of the worst periods of performance in the history of the U.S. stock market. The major stock indexes declined by more than 40% amid a credit crunch that devastated the financial sector and a deepening economic downturn. The combination of economic weakness and a deteriorating financial sector put considerable downward pressure on corporate earnings and investor confi-dence, sending the stock market sharply lower, particularly over the last six months of the period. Value issues trailed their growth counterparts by a sizable margin, leading to the widest valuation spreads since the height of the technology-stock frenzy in 1999.

“The 12-month period ended
February 28, 2009, was one of the
worst periods of performance in the
history of the U.S. stock market.”

Fund performance

For the year ended February 28, 2009, John Hancock Classic Value Mega Cap Fund’s Class A shares posted a total return of –53.77% at net asset value. The Fund lagged both the –47.35% return of the Russell 1000 Value Index and the –44.78% return of the average large value fund, according to Morningstar, Inc.

Portfolio review

The Fund underperformed its benchmark index and Morningstar peer group average because of an overweight position in the financial sector, which was the worst-performing sector in the stock market. The most significant detractors included government-sponsored mortgage lenders Fannie Mae and Freddie Mac, which we sold, along with financial services providers Citigroup, Inc. and Bank of America Corp.

Excluding financials, the remainder of the portfolio performed relatively well. Stock selection among consumer and health care stocks added the most value during the period. Retailers TJX Cos., Inc. and Wal-Mart, the latter of which we sold, were the top contributors among consumer stocks, while biotechnology firm Amgen and drug maker Bristol-Myers Squibb performed best in the health care sector. We sold both names during the period.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Classic Value Mega Cap Fund | Annual report

A look at performance

For the period ended February 28, 2009

		Average annual returns (%)				Cumulative total returns (%)
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	3-1-07	–56.08	—	—	–41.21	–56.08	—	—	–65.44

B	3-1-07	–56.29	—	—	–41.22	–56.29	—	—	–65.45

C	3-1-07	–54.52	—	—	–40.05	–54.52	—	—	–64.06

I1	3-1-07	–53.56	—	—	–39.38	–53.56	—	—	–63.26

R1[1]	3-1-07	–53.77	—	—	–39.74	–53.77	—	—	–63.69

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R1 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until June 30, 2009. The net expenses are as follows: Class A — 1.37%, Class B — 2.12%, Class C — 2.12%, Class I — 0.97% and Class R1 — 1.64%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.52%, Class B — 11.98%, Class C — 6.38%, Class I — 13.02% and Class R1 — 13.76%. The Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

Performance is calculated with an opening price (prior day’s close) on the inception date.

1 For certain types of investors, as described in the Fund’s Class I and Class R1 share prospectuses.

Annual report | Classic Value Mega Cap Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Classic Value Mega Cap Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without sales	With maximum
Class	Period beginning	charge	sales charge	Index 1	Index 2

B	3-1-07	$3,594	$3,455	$4,848	$4,958

C2	3-1-07	3,594	3,594	4,848	4,958

I3	3-1-07	3,674	3,674	4,848	4,958

R1[3]	3-1-07	3,631	3,631	4,848	4,958

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R1 shares, respectively, as of February 28, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 1000 Value — Index 1 — is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

Russell Top 200 Value — Index 2 — is an unmanaged index which measures the performance of the largest 200 companies within the Russell 3000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors, as described in the Fund’s Class I and Class R1 share prospectuses.

8	Classic Value Mega Cap Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on September 1, 2008 with the same investment held until February 28, 2009.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$512.70	$5.14

Class B	1,000.00	511.80	7.95

Class C	1,000.00	511.00	7.94

Class I	1,000.00	513.70	3.64

Class R1	1,000.00	512.20	5.51

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Classic Value Mega Cap Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on September 1, 2008, with the same investment held until February 28, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 9-1-08	on 2-28-09	period ended 2-28-09[1]

Class A	$1,000.00	$1,018.00	$6.85

Class B	1,000.00	1,014.30	10.59

Class C	1,000.00	1,014.30	10.59

Class I	1,000.00	1,020.00	4.86

Class R1	1,000.00	1,017.50	7.35

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.37%, 2.12%, 2.12%, 0.97% and 1.47% for Class A, Class B, Class C, Class I and Class R1 respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Classic Value Mega Cap Fund | Annual report

Portfolio summary

Top 10 holdings[1]
Sempra Energy	4.6%	Northrop Grumman Corp.	4.2%

TJX Cos., Inc.	4.6%	Allstate Corp.	4.1%

Motorola, Inc.	4.4%	Dell, Inc.	3.7%

Cardinal Health, Inc.	4.4%	Microsoft Corp.	3.4%

UBS AG	4.2%	Omnicom Group, Inc.	3.2%

Sector distribution[1,2]

Financials	28%	Industrials	9%

Information technology	17%	Energy	8%

Health care	16%	Utilities	5%

Consumer discretionary	13%	Consumer staples	4%

1 As a percentage of net assets on February 28, 2009, excluding cash and cash equivalents.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Classic Value Mega Cap Fund	11

 FINANCIAL  STATEMENTS

Fund’s investments

Securities owned by the Fund on 2-28-09

Issuer	Shares	Value

Common stocks 99.87%		$2,599,700

(Cost $4,336,866)

Advertising 3.23%		84,105

Omnicom Group, Inc.	3,500	84,105

Aerospace & Defense 9.13%		237,681

Boeing Co.	2,500	78,600

L-3 Communications Holdings, Inc.	750	50,737

Northrop Grumman Corp.	2,900	108,344

Apparel Retail 4.56%		118,588

TJX Cos., Inc.	5,625	118,588

Asset Management & Custody Banks 2.07%		53,815

Franklin Resources, Inc.	1,175	53,815

Communications Equipment 7.34%		190,969

Alcatel-Lucent, SADR	57,375	75,161

Motorola, Inc.	32,900	115,808

Computer Hardware 3.69%		96,176

Dell, Inc. (I)	11,275	96,176

Consumer Finance 2.35%		61,154

Capital One Financial Corp.	5,075	61,154

Diversified Banks 1.78%		46,413

Bank of America Corp.	11,750	46,413

Diversified Capital Markets 4.16%		108,374

UBS AG (I)	12,650	108,374

Diversified Financial Services 4.19%		109,054

Citigroup, Inc. (L)	15,825	35,363

JPMorgan Chase & Co.	3,225	73,691

Electronic Manufacturing Services 2.64%		68,844

Tyco Electronics, Ltd.	7,262	68,844

Health Care Distributors 4.43%		115,197

Cardinal Health, Inc.	3,550	115,197

Health Care Equipment 2.82%		73,359

Boston Scientific Corp. (I)	10,450	73,359

Home Improvement Retail 2.19%		56,925

Home Depot, Inc.	2,725	56,925

Industrial Conglomerates 0.45%		11,769

Tyco International, Ltd.	587	11,769

See notes to financial statements

12	Classic Value Mega Cap Fund | Annual report

FINANCIAL STATEMENTS

Issuer		Shares	Value
Integrated Oil & Gas 2.58%			$67,130

BP PLC, SADR		1,750	67,130

Investment Banking & Brokerage 2.16%			56,178

Morgan Stanley		2,875	56,178

Life & Health Insurance 2.59%			67,379

MetLife, Inc.		3,650	67,379

Managed Health Care 3.16%			82,256

WellPoint, Inc. (I)		2,425	82,256

Movies & Entertainment 3.26%			84,739

Time Warner, Inc.		7,425	56,652

Viacom, Inc. (Class B)(I)		1,825	28,087

Multi-Utilities 4.59%			119,514

Sempra Energy		2,875	119,514

Oil & Gas Exploration & Production 3.06%			79,771

Apache Corp.		1,350	79,771
Oil & Gas Refining & Marketing 2.29%			59,594

Valero Energy Corp.		3,075	59,594

Packaged Foods & Meats 1.22%			31,892

Kraft Foods, Inc. (Class A)		1,400	31,892

Personal Products 3.04%			79,155

Avon Products, Inc.		4,500	79,155

Pharmaceuticals 5.17%			134,634

Johnson & Johnson		750	37,500

Merck & Co., Inc.		2,900	70,180

Schering-Plough Corp.		1,550	26,954

Property & Casualty Insurance 8.30%			216,032

ACE, Ltd.		1,875	68,456

Allstate Corp.		6,275	105,608

Chubb Corp.		1,075	41,968

Systems Software 3.42%			89,003

Microsoft Corp.		5,511	89,003

	Interest
Issuer, description, maturity date	rate	Shares	Value

Short-term investments 1.58%			$41,250

(Cost $41,250)
Cash Equivalents 1.58%			41,250

John Hancock Cash Investment Trust (T)(W)	0.7604% (Y)	41,250	41,250

Total investments (Cost $4,378,116)† 101.45%			$2,640,950

Other assets and liabilities, net (1.45%)			($37,854)

Total net assets 100.00%			$2,603,096

See notes to financial statements

Annual report | Classic Value Mega Cap Fund	13

 FINANCIAL  STATEMENTS

Notes to Schedule of Investments

SADR Sponsored American Depository Receipt

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of February 28, 2009.

(T) Represent investment of securities lending collateral.

(W) The investment is an affiliate of the Fund, the adviser and/or subadviser.

(Y) Represents current yield as of February 28, 2009.

† At February 28, 2009, the aggregate cost of investment securities for federal income tax purposes was $5,282,656. Net unrealized depreciation aggregated $2,641,706, of which $27,838 related to appreciated investment securities and $2,669,544 related to depreciated investment securities.

See notes to financial statements

14	Classic Value Mega Cap Fund | Annual report

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 2-28-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $4,336,866)
including $22,500 of securities loaned (Note 2)	$2,599,700
Investments in affiliated issuers, at value (Cost $41,250) (Note 2)	41,250
Total investments, at value (Cost $4,378,116)	2,640,950
Receivable for investments sold	63,191
Receivable for fund shares sold	48
Dividends and interest receivable	9,012
Receivable for security lending income	34
Receivable due from adviser	12,257
Other assets	59,220

Total assets	2,784,712

Liabilities

Due to custodian	20,683
Payable for investments purchased	11,892
Payable for fund shares repurchased	1,039
Payable upon return of securities loaned (Note 2)	41,250
Payable to affiliates
Transfer agent fees	5,097
Fund administration fees	71
Distribution and service fees	225
Other payables and accrued expenses	101,359

Total liabilities	181,616

Net assets

Capital paid-in	$9,390,170
Undistributed net investment income	8,163
Accumulated net realized gain (loss) on investments	(5,058,071)
Net unrealized depreciation on investments	(1,737,166)

Net assets	$2,603,096

See notes to financial statements

Annual report | Classic Value Mega Cap Fund	15

 FINANCIAL  STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

The Fund has an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$2,229,943
Shares outstanding	646,281
Net asset value and redemption price per share	$3.45

Class B1
Net assets	$73,553
Shares outstanding	21,222
Net asset value and offering price per share	$3.47

Class C1
Net assets	$218,688
Shares outstanding	63,069
Net asset value and offering price per share	$3.47

Class I
Net assets	$42,842
Shares outstanding	12,424
Net asset value, offering price and redemption price per share	$3.45

Class R1
Net assets	$38,070
Shares outstanding	11,036
Net asset value, offering price and redemption price per share	$3.45

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$3.63

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

16	Classic Value Mega Cap Fund | Annual report

FINANCIAL STATEMENTS

Statement of operations For the year ended 2-28-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$172,122
Interest	2,883
Securities lending	35

Total investment income	175,040

Expenses

Investment management fees (Note 5)	51,908
Distribution and service fees (Note 5)	18,478
Transfer agent fees (Note 5)	10,523
State registration fees (Note 5)	60,244
Printing and postage fees	13,365
Audit and legal fees	37,307
Custodian fees	14,034
Registration and filing fees	20,076
Fund administration fees (Note 5)	689
Trustees’ fees (Note 6)	482
Miscellaneous	148

Total expenses	227,254
Less: expense reductions (Note 5)	(140,612)

Net expenses	86,642

Net investment income (loss)	88,398

Realized and unrealized gain (loss)

Net realized loss on investments	(4,778,699)
Change in net unrealized appreciation (depreciation) of investments	(289,161)

Net realized and unrealized loss	(5,067,860)

Decrease in net assets from operations	($4,979,462)

See notes to financial statements

Annual report | Classic Value Mega Cap Fund	17

 FINANCIAL  STATEMENTS

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed since inception. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	2-29-08	2-28-09
Increase (decrease) in net assets

From operations
Net investment income	$76,690	$88,398
Net realized loss	(144,795)	(4,778,699)
Change in net unrealized appreciation (depreciation)	(1,448,005)	(289,161)

Decrease in net assets resulting from operations	(1,516,110)	(4,979,462)
Distributions to shareholders
From net investment income
Class A	(65,289)	(82,462)
Class B	(691)	(622)
Class C	(2,761)	(2,780)
Class I	(2,886)	(1,349)
Class R1	(1,138)	(837)
From net realized gain
Class A	(114,341)	—
Class B	(2,856)	—
Class C	(11,361)	—
Class I	(3,867)	—
Class R1	(2,159)	—

Total distributions	(207,349)	(88,050)

From Fund share transactions (Note 7)	7,084,760	2,309,307

Total increase (decrease)	5,361,301	(2,758,205)

Net assets

Beginning of year	—	5,361,301

End of year	$5,361,301	$2,603,096

Undistributed net investment income	$7,815	$8,163

See notes to financial statements

18	Classic Value Mega Cap Fund | Annual report

FINANCIAL STATEMENTS

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	2-29-08[1]	2-28-09
Per share operating performance

Net asset value, beginning of year	$10.00	$7.60
Net investment income[2]	0.13	0.09
Net realized and unrealized loss on investments	(2.23)	(4.16)
Total from investment operations	(2.10)	(4.07)

Less distributions
From net investment income	(0.11)	(0.08)
From net realized gain	(0.19)	—
Total distributions	(0.30)	(0.08)
Net asset value, end of year	$7.60	$3.45
Total return (%)[3,4]	(21.28)	(53.77)

Ratios and supplemental data

Net assets, end of year (in millions)	$5	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.52	2.82
Expenses net of fee waivers	1.37	1.37
Expenses net of all fee waivers and credits	1.37	1.37
Net investment income	1.34	1.49
Portfolio turnover (%)	38	114

1 Class A shares began operations on 3-1-07.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

See notes to financial statements

Annual report | Classic Value Mega Cap Fund	19

FINANCIAL STATEMENTS

CLASS B SHARES Period ended	2-29-08[1]	2-28-09

Per share operating performance

Net asset value, beginning of year	$10.00	$7.60
Net investment income[2]	0.05	0.05
Net realized and unrealized loss on investments	(2.21)	(4.15)
Total from investment operations	(2.16)	(4.10)

Less distributions
From net investment income	(0.05)	(0.03)
From net realized gain	(0.19)	—
Total distributions	(0.24)	(0.03)
Net asset value, end of year	$7.60	$3.47
Total return (%)[3,4]	(21.85)	(54.01)

Ratios and supplemental data

Net assets, end of year (in millions)	—[5]	—[5]
Ratios (as a percentage
of average net assets):
Expenses before reductions	11.98	14.22
Expenses net of fee waivers	2.12	2.70
Expenses net of all fee waivers and credits	2.12	2.12
Net investment income	0.58	0.80
Portfolio turnover (%)	38	114

1 Class B shares began operations on 3-1-07.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Less than $500,000.

CLASS C SHARES Period ended	2-29-08[1]	2-28-09

Per share operating performance
Net asset value, beginning of year	$10.00	$7.61
Net investment income[2]	0.06	0.05
Net realized and unrealized loss on investments	(2.21)	(4.16)
Total from investment operations	(2.15)	(4.11)

Less distributions
From net investment income	(0.05)	(0.03)
From net realized gain	(0.19)	—
Total distributions	(0.24)	(0.03)
Net asset value, end of year	$7.61	$3.47
Total return (%)[3,4]	(21.75)	(54.07)

Ratios and supplemental data

Net assets, end of year (in millions)	—[5]	—[5]
Ratios (as a percentage
of average net assets):
Expenses before reductions	6.38	7.51
Expenses net of fee waivers	2.12	2.29
Expenses net of all fee waivers and credits	2.12	2.12
Net investment income	0.68	0.78
Portfolio turnover (%)	38	114

1 Class C shares began operations on 3-1-07.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Less than $500,000.

See notes to financial statements

20	Classic Value Mega Cap Fund | Annual report

FINANCIAL STATEMENTS

CLASS I SHARES Period ended	2-29-08[1]	2-28-09

Per share operating performance

Net asset value, beginning of year	$10.00	$7.61
Net investment income[2]	0.17	0.12
Net realized and unrealized loss on investments	(2.23)	(4.17)
Total from investment operations	(2.06)	(4.05)

Less distributions
From net investment income	(0.14)	(0.11)
From net realized gain	(0.19)	—
Total distributions	(0.33)	(0.11)
Net asset value, end of year	$7.61	$3.45
Total return (%)[3,4]	(20.87)	(53.56)

Ratios and supplemental data

Net assets, end of year (in millions)	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	13.02	17.79
Expenses net of fee waivers	0.97	0.97
Expenses net of all fee waivers and credits	0.97	0.97
Net investment income	1.80	1.96
Portfolio turnover (%)	38	114

[1] Class I shares began operations on 3-1-07.

[2]Based on the average of the shares outstanding.

[3]Assumes dividend reinvestment and does not reflect the effect of sales charges.

[4]Total returns would have been lower had certain expenses not been reduced during the periods shown.

[5]Less than $500,000.

CLASS R1 SHARES Period ended	2-29-08[1]	2-28-09

Per share operating performance

Net asset value, beginning of year	$10.00	$7.59
Net investment income[2]	0.11	0.09
Net realized and unrealized loss on investments	(2.23)	(4.15)
Total from investment operations	(2.12)	(4.06)

Less distributions
From net investment income	(0.10)	(0.08)
From net realized gain	(0.19)	—
Total distributions	(0.29)	(0.08)
Net asset value, end of year	$7.59	$3.45
Total return (%)[3,4]	(21.46)	(53.77)

Ratios and supplemental data

Net assets, end of year (in millions)	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	13.76	23.35
Expenses net of fee waivers	1.65	2.27
Expenses net of all fee waivers and credits	1.64	1.47
Net investment income	1.08	1.44
Portfolio turnover (%)	38	114

1 Class R1 shares began operations on 3-1-07.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Less than $500,000.

See notes to financial statements

Annual report | Classic Value Mega Cap Fund	21

Notes to financial statements

Note 1
Organization

John Hancock Classic Value Mega Cap Fund (the Fund) is a non-diversified series of John Hancock Funds III (the Trust). The Trust was established as a Massachusetts business trust on June 9, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end investment management company. The investment objective of the Fund is to seek long-term capital growth.

John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (JHIMS) (the Adviser) a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Funds, LLC (the Distributor), a Delaware limited liability company, an affiliate of the Adviser, serves as principal underwriter.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, including classes designated as Class A, Class B, Class C, Class I and Class R1 shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to various instititutional and certain individual investors.

Class R1 shares are available only to certain retirement plans. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

The Adviser and other affiliates of John Hancock USA owned 485,221, 10,358, 10,651 and 10,524 shares of beneficial interest of Class A, Class B, Class I and Class R1 shares on February 28, 2009.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 P.M.., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices

22	Classic Value Mega Cap Fund | Annual report

available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Cash Investment Trust (JHCIT), an affiliate of the Adviser, is valued at its net asset value each business day.

Other portfolio securities and assets for which no such quotations are readily available are valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$2,640,950	—

Level 2 — Other Significant Observable Inputs	—	—

Level 3 — Significant Unobservable Inputs	—	—
Total	$2,640,950	—

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

Annual report | Classic Value Mega Cap Fund	23

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures. The Fund uses identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities lending

The Fund may lend Fund securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in JHCIT. The Fund may receive compensation for lending their securities either in the form of fees and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Line of credit

The Fund has entered into an agreement which enables it to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to the Fund on a prorated basis based on average net assets. Prior to February 19, 2009, the commitment fee was 0.05% per annum. For the year ended February 28, 2009, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate

24	Classic Value Mega Cap Fund | Annual report

net asset value of the respective classes. Distribution and service fees, transfer agent fees, state registration fees and printing and postage fees for Class A, Class B, Class C, Class I and Class R1 shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $1,275,193 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: February 28, 2017 — $1,275,193. Net capital losses of $2,878,338 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on March 1, 2009, the first day of the Fund’s next taxable year.

As of February 28, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 2-year period ended February 28, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends and capital gains, if any, annually. During the year ended February 29, 2008, the tax character of distributions paid was as follows: ordinary income $207,349. During the year ended February 28, 2009, the tax character of distributions paid was as follows: ordinary income $88,050. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of February 28, 2009, the components of distributable earnings on a tax basis included $8,223 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. For the year ended February 28, 2009, there were no permanent book-tax differences.

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. As of February 28, 2009, management does not believe that the adoption of FAS 161 will have a material impact on the amounts reported in the financial statements.

Annual report | Classic Value Mega Cap Fund	25

Note 3
Risks and uncertainties

Concentration risk

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Sector risk — financial industry

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Investment advisory and
other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $2,500,000,000 of the Fund’s aggregate daily net assets; (b) 0.825% of the next $2,500,000,000 of the Fund’s aggregate daily net assets; and (c) 0.80% of the Fund’s aggregate daily net asset in excess of $5,000,000,000. The Adviser has a sub-advisory agreement with Pzena Investment Management, LLC. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended February 28, 2009, were equivalent to an annual effective rate of 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reimburse certain Fund level expenses to 0.07% of the average annual net assets which are allocated pro rata to all share classes. This agreement excludes taxes, portfolio brokerage commissions, interest, advisory fees, distribution and service fees, transfer agent fees, state registration fees, printing and postage fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded.

In addition, the Adviser has agreed to reimburse or limit certain expenses for each share class. This agreement excludes taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund are excluded. The reimbursements and limits are such that these expenses will not exceed 1.37% for Class A shares, 2.12% for Class B, 2.12% for Class C, 0.97% for Class I and 1.47% for Class R1. Accordingly, the expense reductions or reimbursements related to these agreements were $79,474, $13,166, $16,757, $14,904 and $14,129 for Class A, Class B, Class C, Class I and Class R1, respectively, for the year ended

26	Classic Value Mega Cap Fund | Annual report

February 28, 2009. The expense reimbursements and limits will continue in effect until June 30, 2009, and thereafter until terminated by the Adviser on notice to the Trust.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

The fund administration fees incurred for the period ended August 31, 2008, were $689 with an annual effective rate of 0.01% of the Fund’s average daily net assets.

The Trust has a Distribution Agreement with the Distributor. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R1 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.50% of average daily net assets of Class A, Class B, Class C, and Class R1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition the Fund has also adopted a Service Plan with respect to Class R1 shares. Under the Service Plan, the Fund may pay up to 0.25% of Class R1 average daily net asset value for certain other services. There were no service fees for the year ended February 28, 2009.

Class A shares are assessed up-front sales charges. During the year ended February 28, 2009, the Distributor received net up-front sales charges of $4,819 with regard to sales of Class A shares. Of this amount, $658 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $4,144 was paid as sales commissions to unrelated broker-dealers and $17 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock USA is the direct sole shareholder of Signator Investors. Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended February 28, 2009, CDSCs received by the Distributor amounted to $219 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.05% for Classes A, B, C and R1, and 0.04% for Class I, based on each class’s average daily net assets. From March 1, 2008 to May 31, 2008, Class I paid a monthly transfer agent fee at a total annual rate of 0.05% of its average daily net assets.

• The Fund pays Signature Services a monthly fee which is based on an annual rate of $16.50 per shareholder accounts for all classes. From March 1, 2008 to May 31, 2008, the Fund paid Signature Services monthly a fee which was based on an annual rate of $15.00 for each Class A shareholder account, $17.50 for each Class B shareholder account, $16.50 for each Class C shareholder account and $15.00 for each Class R1

Annual report | Classic Value Mega Cap Fund	27

shareholder account. During this period, there were no fees assessed for Class I.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

In addition, Signature Services had agreed to contractually limit the transfer agent fees to 0.20% through December 31, 2008. Fee reductions under this plan were $2,140 for the period ended February 28, 2009. Also, Signature Services had voluntarily agreed to further limit transfer agent fees for Class R1 shares so that such fees do not exceed 0.05% annually of the class’s average daily net assets until May 31, 2008. Fee reductions related to this limitation for Class R1 was $31.

The Fund receives earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended February 28, 2009, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $11 for transfer agent credits earned.

Class level expenses including the allocation of the transfer agent fees for the year ended February 28, 2009 were as follows:

	Distribution and	Transfer	State	Printing and
Share class	service fees	agent fees	registration fees	postage fees

Class A	$13,789	$6,793	$11,622	$11,796
Class B	1,143	1,026	11,350	222
Class C	3,211	1,400	11,350	833
Class I	—	554	12,946	369
Class R1	335	750	12,976	145
Total	$18,478	$10,523	$60,244	$13,365

Note 6
Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

28	Classic Value Mega Cap Fund | Annual report

Note 7
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended February 29, 2008 and February 28, 2009, along with the corresponding dollar value.

	Year ended 2-29-08		Year ended 2-28-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	644,426	$6,413,956	1,270,681	$8,101,452
Distributions reinvested	20,663	172,537	17,437	78,117
Repurchased	(67,807)	(594,397)	(1,239,119)	(5,817,179)
Net increase	597,282	$5,992,096	48,999	$2,362,390

Class B shares

Sold	20,319	$195,176	8,590	$44,225
Distributions reinvested	424	3,547	138	622
Repurchased	(1,618)	(13,795)	(6,631)	(33,733)
Net increase	19,125	$184,928	2,097	$11,114

Class C shares

Sold	72,248	$710,339	54,917	$254,948
Distributions reinvested	1,482	12,408	486	2,185
Repurchased	(13,323)	(110,704)	(52,741)	(289,815)
Net increase (decrease)	60,407	$612,043	2,662	($32,682)

Class I shares

Sold	20,337	$205,270	704	$5,171
Distributions reinvested	809	6,753	269	1,204
Repurchased	(3,947)	(30,867)	(5,748)	(37,971)
Net increase (decrease)	17,199	$181,156	(4,775)	($31,596)

Class R1 shares

Sold	15,442	$154,310	—	$—
Distributions reinvested	362	3,018	182	816
Repurchased	(4,772)	(42,791)	(178)	(735)
Net increase	11,032	$114,537	4	$81
Net increase	705,045	$7,084,760	48,987	$2,309,307

Note 8
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2009, aggregated $9,048,879 and $6,721,115, respectively.

Annual report | Classic Value Mega Cap Fund	29

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of
John Hancock Classic Value Mega Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Classic Value Mega Cap Fund (the “Fund”) at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2009

30	Classic Value Mega Cap Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 28, 2009.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2009, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

Annual report | Classic Value Mega Cap Fund	31

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Classic Value Mega Cap Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Capital Series (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with Pzena Investment Management, LLC (the Subadviser) for the John Hancock Classic Value Mega Cap Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund;

(ii) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department;

(iii) the background and experience of senior management and investment professionals; and

(iv) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board noted that the Fund had less than one year of operations. Due to the Fund’s short operational history, the Board did not obtain an analysis comparing the Fund’s investment performance, advisory and other fees and expense ratios to a peer group or category of comparative funds from Morningstar, Inc. (Morningstar), an independent provider of investment company data.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board considered performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders’ report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser, Subadviser and representatives of the Subadviser that are responsible for the daily investment activities of the Fund. The Board considered the representatives’ history and

32	Classic Value Mega Cap Fund | Annual report

experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than one full year of operational history, and considered the performance results for the Fund presented by the Adviser as of April 30 and May 31, 2008. The Board also considered these results in comparison to the performance of the benchmark index. The Board noted that the Fund’s performance was lower than the performance of its benchmark index, the Russell 1000 Value Index, for the periods under review. The Board recognized the short operational history of the Fund and indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board did not obtain information comparing the Advisory Agreement Rate, other fees or expense ratios with other comparative fees and expenses of a peer group or category of funds at its May and June 2008 meetings. However, the Board obtained and considered comparative fee data based on funds in a respective Morningstar category prior to the initial approval of the Advisory Agreement. The Board concluded that the Advisory Agreement Rate was not unreasonable.

The Board also obtained information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was not unreasonable.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Agreement Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser

Annual report | Classic Value Mega Cap Fund	33

and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates and the Subadviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business of the Adviser and Subadviser as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

34	Classic Value Mega Cap Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2007	51

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2007	51

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham,[2] Born: 1944	2007	51

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile
Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director,
Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[2,4] Born: 1952	2008	51

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Annual report | Classic Value Mega Cap Fund	35

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2007	51

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	51

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2007	51

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Steven R. Pruchansky, Born: 1944	2007	51

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo,[4] Born: 1949	2008	23

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2006	269

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

36	Classic Value Mega Cap Fund | Annual report

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2007

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since
2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive
Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2007

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2007

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Annual report | Classic Value Mega Cap Fund	37

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2007

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice
President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since
2006) and The Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

John G. Vrysen, Born: 1955	2007

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group,
Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment
Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds
II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial
Corporation (until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805. The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

38	Classic Value Mega Cap Fund | Annual report

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Investment Management
James R. Boyle†	Services, LLC
James F. Carlin
William H. Cunningham*	Subadviser
Deborah C. Jackson*	Pzena Investment Management, LLC
Charles L. Ladner
Stanley Martin*	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky
Gregory A. Russo	Custodian
*Member of the Audit Committee	State Street Bank and Trust Company
†Non-Independent Trustee
Transfer agent
Officers	John Hancock Signature Services, Inc.
Keith F. Hartstein
President and Chief Executive Officer	Legal counsel
K&L Gates LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer	Independent registered
public accounting firm
Francis V. Knox, Jr.	PricewaterhouseCoopers LLP
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-225-5291	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:	Express mail:
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
P.O. Box 9510	Mutual Fund Image Operations
Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

Annual report | Classic Value Mega Cap Fund	39

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Classic Value Mega Cap Fund.	3220A 2/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	4/09

ITEM 2. CODE OF ETHICS.

As of the end of the period, February 28, 2009, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Stanley Martin who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant, PricewaterhouseCoopers LLP (“PWC”) for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $285,043 for the fiscal year ended February 28, 2009 (broken out as follows: John Hancock Classic Mega Cap Fund - $33,560, John Hancock Global Shareholder Yield Fund - $33,560, John Hancock Intrinsic Value Fund - $0 (liquidated October 24, 2008), John Hancock Growth Opportunities Fund - $39,659, John Hancock Growth Fund $0 (liquidated October 24, 2008), John Hancock International Growth Fund - $37,661, John Hancock Value Opportunities Fund - $33,562, John Hancock U.S. Core Fund - $33,560, John Hancock International Core Fund - $41,965 and John Hancock International Allocation Fund -$31,516) and $254,400 for the fiscal year ended February 29, 2008 (broken out as follows: John Hancock Classic Mega Cap Fund (commenced operations March 1, 2007) - $24,680, John Hancock Global Shareholder Yield Fund (commenced operations March 1, 2007) - $24,680, John Hancock Intrinsic Value Fund - $24,680, John Hancock Growth Opportunities Fund - $27,410, John Hancock Growth Fund - $24,680, John Hancock International Growth Fund - $27,410, John Hancock Value Opportunities Fund - $24,680, John Hancock U.S. Core Fund - $24,680, John Hancock International Core Fund - $28,510 and John Hancock International Allocation Portfolio -$22,990).

(b) Audit-Related Services

Audit-related fees for assurance and related services by PWC amounted to $5,391 for the fiscal year ended February 28, 2009 for the 17f-2 count for the John Hancock International Allocation Portfolio and $4,992 for the fiscal year ended February 29, 2008 for the 17f-2 count for the John Hancock International Allocation Fund billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services comprising the out-of-pocket expenses was testing conversion of accounting records from one service provider to another involving multiple service providers in the registrant’s initial year.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PWC for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $29,740 for the fiscal year ended February 28,

2009 (broken out as follows: John Hancock Classic Mega Cap Fund - $3,680, John Hancock Global Shareholder Yield Fund - $3,680, John Hancock Growth Opportunities - $3,810, John Hancock International Growth Fund - $3,810, John Hancock Value Opportunities Fund - $3,680, John Hancock U.S. Core Fund - $3,680, John Hancock International Core Fund - $3,910 and John Hancock International Allocation Portfolio - $3,490) and $74,200 for the fiscal year ended February 29, 2008 (broken out as follows: John Hancock Classic Mega Cap Fund - $7,360, John Hancock Global Shareholder Yield Fund - $7,360, John Hancock Intrinsic Value Fund - $7,360, John Hancock Growth Opportunities Fund - $7,620, John Hancock Growth Fund - $7,360, John Hancock International Growth Fund - $7,620, John Hancock Value Opportunities Fund - $7,360, John Hancock U.S. Core Fund - $7,360, John Hancock International Core Fund - $7,820 and John Hancock International Allocation Portfolio - $6,980). The nature of the services comprising the tax fees was the review of the registrant’s income and excise tax returns and tax distribution requirements.

(d) All Other Fees

Other fees amounted to $0 for the fiscal year ended February 28, 2009 and $0 for the fiscal year ended February 29, 2008 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $50,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $50,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Other services provided by the Auditor that are expected to exceed $10,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to PWC for the Reporting Period, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by PWC for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal year ended February 28, 2009 were $8,372,083 and for the fiscal year ended February 29, 2008 were $1,509,733.

(h) The registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered by PWC to the investment adviser and any control affiliate that provides services that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PWC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
William H. Cunningham
Deborah C. Jackson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant's principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and (ii) information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1) See attached Code of Ethics.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: April 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: April 27, 2009

By: /s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date: April 27, 2009